UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PepsiCo, Inc.

(Names of Registrant as Specified in its Charter)

(Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notice of 2014 Annual Meeting of Shareholders and Proxy Statement

Dear Fellow PepsiCo Shareholders:

I am pleased to invite you to attend our 2014 Annual Meeting of Shareholders on Wednesday, May 7, 2014 at 9:00 a.m. Eastern Daylight Time at the North Carolina History Center at Tryon Palace, 529 South Front Street, New Bern, North Carolina 28562. We are delighted to be returning for the third consecutive year to New Bern, the “birthplace” of Pepsi, for our Annual Meeting.

2013 was a successful year for PepsiCo.

In 2013, we met or exceeded the financial goals announced to shareholders. We also successfully executed our broader strategic agenda by investing in initiatives to generate long-term value including: increasing investment in our iconic global brands, strengthening our position in key developing and emerging markets, and ramping up our innovation program. Our relentless focus on managing costs enabled us to meet our productivity savings target for 2013, and we recently announced plans to sustain approximately $1 billion in productivity savings per year through 2019. We delivered these results while returning $6.4 billion to shareholders through dividends and share repurchases, and we expect to increase these returns to approximately $8.7 billion in 2014.

Our enduring commitment to strong corporate governance is essential to our success.

At PepsiCo, we believe that strong corporate governance is the foundation for financial integrity, investor confidence and superior performance. Our Board members, executives and associates have consistently demonstrated an enduring commitment to strong corporate governance practices. These include an active and independent Presiding Director, in-depth Board and management succession planning, a rigorous and integrated approach to risk management and a robust Global Code of Conduct. We are proud to have been honored by Corporate Secretary Magazine for maintaining the Best Corporate Governance, Ethics and Compliance Program (Large Cap) for the year 2013, and to have been recognized by Ethisphere as one of the World’s Most Ethical Companies for the 8th consecutive year.

We continue to be guided by Performance with Purpose.

At PepsiCo, we believe acting ethically and responsibly is not only the right thing to do, but the right thing for our business. If history has taught us one thing, it’s that we have to think in terms of both quarters and generations. We remain steadfastly dedicated to building a profitable and sustainable 21st century corporation – one that is a good investment for our shareholders, a good environment for our employees, a good citizen in our communities and a good steward of our planet’s resources. That’s Performance with Purpose: our goal to deliver sustained value by providing a wide range of foods and beverages from treats to healthy eats; finding innovative ways to minimize our impact on the environment and lower our costs through energy and water conservation and reduced use of packaging material; providing a safe and inclusive workplace for our employees globally; and respecting and investing in the local communities in which we operate. Performance with Purpose is important now more than ever.

We recognize that pay-for-performance is a high priority for our shareholders.

Our Board believes that rewards for our senior leaders should be commensurate with the results they achieve for our shareholders. Our Compensation Committee is committed to maintaining responsible compensation practices that encourage our executives to act like owners, including a long-term incentive program governed by both operating and stock performance metrics, meaningful stock ownership requirements and prohibitions on hedging and pledging PepsiCo securities.

We value diversity of thought, experience and background in our Boardroom and in our business, through our people.

For more than half a century, PepsiCo has been a leader in diversity and inclusion. In the 1940s, we were the first company to grant a franchise to persons of color. In the 1950s, we were the first major company to have a woman on our Board. And in 1962, we became the first major U.S. corporation to appoint an African-American Vice President. As a company with products in over 200 countries and territories around the world, we recognize that building on this legacy of leadership is critical to our continued success. Our directors provide a broad array of opinions and perspectives that are representative of our global business. Over 50% of our Board is comprised of women and ethnically diverse individuals.

Your input is one of our most valuable assets.

The input that we receive from our shareholders and other stakeholders is a cornerstone of our governance practices. I had the privilege of meeting with a number of you this year to discuss a wide variety of business and governance topics. Through ongoing dialogue with you, we seek to ensure that corporate governance at PepsiCo is not a formulaic exercise, but rather a dynamic framework that can accommodate the demands of a rapidly changing business environment while remaining responsive to the priorities of our shareholders and other stakeholders.

Your vote is important.

Last but far from least, your vote is very important to us. With that in mind, this year we’ve added new links and graphics to make our Proxy Statement easier to navigate and more user-friendly. We hope these changes enhance your ability to find the information you need to make your voting decisions. Whether or not you plan to attend the Annual Meeting in person, we encourage you to vote promptly. You may vote by telephone or over the Internet, or by completing, signing, dating and returning the enclosed proxy card or voting instruction form if you requested to receive printed proxy materials.

Thank you for the confidence you place in us through your investment. We look forward to continuing our conversation in the years to come.

Cordially,

Indra K. Nooyi

Chairman of the Board of Directors

and Chief Executive Officer

March 21, 2014

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

Date and Time	Wednesday, May 7, 2014 at 9:00 a.m. Eastern Daylight Time

Place	The North Carolina History Center at Tryon Palace, 529 South Front Street, New Bern, North Carolina 28562

Items of Business	•	Elect as directors the 13 nominees named in the attached Proxy Statement.

•	Ratify the appointment of KPMG LLP as our independent registered public accountants for fiscal year 2014.

•	Provide advisory approval of our executive compensation.

•	Approve the material terms of the performance goals of the PepsiCo, Inc. Executive Incentive Compensation Plan.

•	Act upon two shareholder proposals described in the attached Proxy Statement, if properly presented.

Record Date	Holders of record of our Common Stock and Convertible Preferred Stock as of the close of business on February 28, 2014 will be entitled to notice of, and to vote at, the Annual Meeting.

Live Webcast	The Annual Meeting will be webcast live on our website at www.pepsico.com under “Investors”—“Events and Presentations”

beginning at 9:00 a.m. Eastern Daylight Time on May 7, 2014.

Proxy Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting in person, please promptly vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.

March 21, 2014	By Order of the Board of Directors,

LARRY D. THOMPSON Corporate Secretary

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Shareholders

To Be Held on May 7, 2014

The Notice of Annual Meeting, Proxy Statement and the Annual Report for

the fiscal year ended December 28, 2013 are available at www.pepsico.com/proxy14.

This Proxy Statement contains statements reflecting our views about our future performance that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. “Forward-looking statements” are generally identified through the inclusion of words such as “believe,” “expect,” “goals” and “target” and inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such statements, including changes in demand for PepsiCo’s products, changes in the legal and regulatory environment, and the other factors discussed in the risk factors section of PepsiCo’s most recent annual report on Form 10-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. PepsiCo undertakes no obligation to update any forward-looking statements.

PROXY STATEMENT SUMMARY

We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and 2013 Annual Report before you vote.

2014 ANNUAL MEETING OF SHAREHOLDERS

Date and Time:

May 7, 2014, 9:00 a.m. Eastern Daylight Time

Place:

North Carolina History Center at Tryon Palace

529 South Front Street

New Bern, North Carolina 28562

Record Date:

February 28, 2014

Live Meeting Webcast:

www.pepsico.com under “Investors”—“Events and Presentations” beginning at 9:00 a.m. Eastern Daylight Time on May 7, 2014

CORPORATE GOVERNANCE

  Our Corporate Governance Policies Reflect Best Practices

•	Annual Election of All Directors

•	Majority Voting and a Director Resignation Policy for Directors in Uncontested Elections

•	Independent Presiding Director

•	92% of Directors are Independent

•	Independent Presiding Director Approves Board Meeting Agendas
•	Average Board Attendance of 95% During 2013

•	Executive Sessions of Independent Directors held at each Regularly Scheduled Board Meeting

•	Company Policy Prohibits Pledging and Hedging of PepsiCo Stock

•	Strong Director Stock Ownership Guidelines

SHAREHOLDER ENGAGEMENT

We believe that building positive relationships with our shareholders is critical to PepsiCo’s long-term success. We value the views of our shareholders and other stakeholders, and we solicit input throughout the year on topics such as portfolio strategy, capital allocation, corporate governance, transparent public disclosure, executive compensation, sustainability and corporate social responsibility. Please see page 24 of this Proxy Statement for examples of our recent engagement activities.

VOTING MATTERS AND BOARD RECOMMENDATIONS

Voting Matters	Board’s Recommendation	Page
Management Proposals:
1. Election of 13 Director Nominees	FOR all Director Nominees	7
2. Ratification of Appointment of KPMG LLP as Independent Registered Public Accountants for 2014	FOR	63
3. Advisory Approval of Executive Compensation	FOR	63
4. Approval of the Material Terms of the Performance Goals of the PepsiCo, Inc. Executive Incentive Compensation Plan	FOR	64
Shareholder Proposals	AGAINST each Shareholder Proposal	68

i

PROXY STATEMENT SUMMARY (CONTINUED)

EXECUTIVE COMPENSATION PROGRAMS

Our Executive Compensation Programs are Designed to Attract and Retain Global Talent and Align the Interests of Our Executives and Our Shareholders

Our compensation philosophy is to provide market-competitive programs, with pay directly linked to the achievement of short- and long-term business results.

PepsiCo’s Compensation Committee has a practice of reviewing the program components, targets and payouts on an annual basis, to ensure the strength of our pay for performance alignment. Our performance is evaluated against short-term goals that support PepsiCo’s long-term business strategy and long-term goals that measure the creation of sustainable long-term shareholder value.

Our programs are designed to incentivize responsible achievement of multiple operating goals over one- and three-year periods, with targets and metrics selected because they are directly linked to our strategic goals. Additionally, our long-term incentives measure the creation of shareholder value, rewarding the delivery of both absolute stock price growth and relative total shareholder return.

Strong Compensation Governance Features	Long-Term Commitment to PepsiCo Share Retention

•	No Employment Agreements with Executive Officers

•	No Supplemental Executive Retirement Plans for Executive Officers

•	Long-Term Incentive Awards are Subject to Double-Trigger Vesting upon Change of Control

•	Annual and Long-Term Incentive Programs Contain a Balanced Mix of Top-Line and Bottom-Line, External and Internal Performance Metrics

•	No Backdating or Repricing of Equity Awards
•	Executive Officers are Subject to Strong Stock Ownership Guidelines

•	Share Retention Requirements Extend for 12 Months Beyond Employment

•	Robust Clawback Policy Applies to Executive Officer Annual Incentive, Long-Term Incentive and Deferral Programs

•	Executive Officers are Prohibited from Hedging or Pledging Company Stock

In 2013, PepsiCo again received strong support for its Executive Compensation Programs with approximately 92% of votes cast approving our advisory resolution in May 2013. As in prior years, the Compensation Committee considered input from our shareholders and other stakeholders as part of its annual review of PepsiCo’s Executive Compensation Programs.

Please see the Compensation Discussion and Analysis section beginning on page 29 of this Proxy Statement for a detailed description of our executive compensation programs.

ii

PROXY STATEMENT SUMMARY (CONTINUED)

DIRECTOR NOMINEES

Our Board of Directors has nominated 13 directors for election at the Annual Meeting. Please see “Election of Directors (Proxy Item No. 1)” beginning on page 7 of this Proxy Statement for additional information about each nominee.

					Committee Memberships
Name	Director Since	Age*	Primary Occupation	Independent	AC	CC	NCGC
Shona L. Brown	2009	48	Senior Advisor, Google Inc.	Ö	Ö
George W. Buckley	2012	67	Retired Chairman, President and Chief Executive Officer of 3M Company; Chairman of Smiths Group plc	Ö	FE
Ian M. Cook (PD)	2008	61	Chairman, President and Chief Executive Officer, Colgate-Palmolive Company	Ö	FE
Dina Dublon	2005	60	Former Executive Vice President and Chief Financial Officer, JPMorgan Chase & Co.	Ö	C, FE
Rona A. Fairhead	2014	52	Former Chairman and Chief Executive Officer of the Financial Times Group, a division of Pearson plc	Ö	FE
Ray L. Hunt	1996	70	Chairman, President and Chief Executive Officer, Hunt Consolidated, Inc.	Ö		Ö	C
Alberto Ibargüen	2005	70	President and Chief Executive Officer, John S. and James L. Knight Foundation	Ö		Ö	Ö
Indra K. Nooyi	2001	58	Chairman and Chief Executive Officer, PepsiCo
Sharon Percy Rockefeller	1986	69	President and Chief Executive Officer, WETA Public Stations	Ö		Ö	Ö
James J. Schiro	2003	68	Former Chief Executive Officer, Zurich Financial Services	Ö		Ö	Ö
Lloyd G. Trotter	2008	68	Managing Partner, GenNx360 Capital Partners	Ö		C	Ö
Daniel Vasella, MD	2002	60	Former Chairman and Chief Executive Officer, Novartis AG	Ö		Ö	Ö
Alberto Weisser	2011	58	Former Chairman and Chief Executive Officer, Bunge Limited	Ö	FE
*	Ages are as of March 21, 2014

AC = Audit Committee CC = Compensation Committee NCGC = Nominating and Corporate Governance Committee	C = Committee Chair FE = Financial Expert PD = Presiding Director

iii

PROXY STATEMENT

2014 ANNUAL MEETING OF SHAREHOLDERS

INFORMATION ABOUT OUR ANNUAL MEETING

This Proxy Statement is furnished in connection with the solicitation of proxies by PepsiCo, Inc. (“PepsiCo” or the “Company”) on behalf of the Board of Directors for the 2014 Annual Meeting of Shareholders. PepsiCo is making this Proxy Statement and the form of proxy first available on or about March 21, 2014.

The 2014 Annual Meeting of Shareholders will be held on Wednesday, May 7, 2014 at 9:00 a.m. Eastern Daylight Time at the North Carolina History Center at Tryon Palace, 529 South Front Street, New Bern, North Carolina 28562.

At the 2014 Annual Meeting, shareholders will vote on the following matters, as well as any other business properly brought before the meeting:

•	Elect as directors the 13 nominees named in this Proxy Statement. The Board recommends a vote FOR each of the nominees.

•	Ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accountants for fiscal year 2014. The Board recommends a vote FOR this proposal.

•	Provide advisory approval of our executive compensation. The Board recommends a vote FOR this proposal.

•	Approve the material terms of the performance goals of the PepsiCo, Inc. Executive Incentive Compensation Plan (the “EICP”). The Board recommends a vote FOR this proposal.

•	Act upon two shareholder proposals, if properly presented. The Board recommends a vote AGAINST each of these proposals.

Shareholders of record of PepsiCo Common Stock and Convertible Preferred Stock at the close of business on February 28, 2014, the record date, or their duly authorized proxy holders, are entitled to vote on each matter submitted to a vote at the 2014 Annual Meeting and at any adjournment or postponement of the Annual Meeting.

PepsiCo 2014 Proxy Statement	1

GENERAL INFORMATION ABOUT THE PROXY MATERIALS

Q:	Why am I receiving these proxy materials?

A:	Our Board of Directors has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the Board of Directors’ solicitation of proxies for use at our Annual Meeting of Shareholders. As a shareholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

Q:	What is included in these materials?

A:	These proxy materials include:

•	this Proxy Statement for the Annual Meeting; and

•	our Annual Report for the fiscal year ended December 28, 2013.

If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Q:	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of printed proxy materials?

A:	In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials to all of our shareholders, we have elected to furnish such materials to selected shareholders by providing access to these documents over the Internet. Accordingly, on March 21, 2014, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to most of our shareholders.
These shareholders have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the Annual Meeting.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice provides you with instructions regarding how to:

•	view our proxy materials for the Annual Meeting on the Internet;

•	vote your shares after you have viewed our proxy materials;

•	request a printed copy of the proxy materials; and

•	instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will lower our costs of delivery and will reduce the environmental impact of our Annual Meeting.

Copies of the proxy materials are available for viewing at www.pepsico.com/proxy14.

You may have received proxy materials by email. Even if you received a printed copy of our proxy materials, you may choose to receive future proxy materials by email. If you do so, you will receive an email next year with instructions containing a link to view those proxy materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it or for so long as the email address provided by you is valid.

2	PepsiCo 2014 Proxy Statement

VOTING PROCEDURES AND ANNUAL MEETING ATTENDANCE

Q:	Who may vote at the Annual Meeting?

A:	Only shareholders of record of our Common Stock and Convertible Preferred Stock as of the close of business on our record date, February 28, 2014, are entitled to receive notice of and to vote at the Annual Meeting and at any postponement or adjournment of the meeting. As of the record date, there were 1,536,142,137 shares of our Common Stock outstanding and entitled to one vote each at the Annual Meeting and 164,453 shares of Convertible Preferred Stock outstanding and entitled to 816,098 votes at the Annual Meeting (which number is equal to the number of shares of Common Stock into which such shares of Convertible Preferred Stock could be converted on the record date, rounded to the nearest share).

Q:	If I am a shareholder of record of the Company’s shares, how do I vote?

A:	If you are a shareholder of record (that is, if your shares are registered in your own name with our transfer agent), you can vote any one of four ways:

•

Via the Internet.    If you received a Notice, you may vote by proxy via the Internet by visiting www.envisionreports.com/PEP and entering the control number found in the Notice. If you received or requested printed copies of the proxy materials by mail, you may vote via the Internet by following the instructions on your proxy card.

•	By Telephone. If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

•	By Mail. If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

•

In Person.    Attend the Annual Meeting and vote in person. Bring your printed proxy card if you received one by mail. Otherwise, the Company will give shareholders of record a ballot at the Annual Meeting.

Q:	If I am a beneficial owner of shares held in street name, how do I vote?

A:	If you are a beneficial owner of shares held in street name (that is, if you hold your shares through a broker, bank or other holder of record), you can vote in one of four ways:

•

Via the Internet.    If you received a Notice, you may vote by proxy via the Internet by visiting the website indicated in the Notice and following the instructions on the website using the control number found in the Notice. If you received or requested printed copies of the proxy materials by mail, you may vote via the Internet by following the instructions on the voting instruction form.

•	By Telephone. If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the voting instruction form.

•	By Mail. If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided.

•	In Person. You must obtain a legal proxy from the organization that holds your shares if you wish to attend the Annual Meeting and vote in person.

As the beneficial owner of shares held in street name, you have the right to direct your bank or broker how to vote your shares, and it is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.

PepsiCo 2014 Proxy Statement	3

VOTING PROCEDURES AND ANNUAL MEETING ATTENDANCE (CONTINUED)

Q:	Which items are considered “routine” or “non-routine”?

A:	Proposal No. 2 (ratification of the appointment of the independent registered public accountants) is a matter that we believe will be considered “routine.”

Proposal No. 1 (election of directors), Proposal No. 3 (advisory approval of our executive compensation), Proposal No. 4 (approval of the material terms of the performance goals of the EICP) and Shareholder Proposal Nos. 5 and 6 are matters the Company believes will be considered “non-routine.”

Q:	Can employees who participate in PepsiCo’s Savings Plan/PepsiCo Hourly 401(k) Plan vote?

A:	Yes, if you are an employee who participates in the PepsiCo Savings Plan/PepsiCo Hourly 401(k) Plan (a portion of which constitutes an Employee Stock Ownership Plan), you can vote the shares (if any) that are deemed to be in your account in the PepsiCo Savings Plan/PepsiCo Hourly 401(k) Plan as of the close of business on February 28, 2014. To do so, you must sign and return the proxy card or vote by the Internet or telephone, as instructed in the Notice or proxy materials you received in connection with these shares in the PepsiCo Savings Plan/PepsiCo Hourly 401(k) Plan. If you do not provide voting instructions, the trustee will vote your PepsiCo Savings Plan/PepsiCo Hourly 401(k) Plan shares in the same proportion as the PepsiCo Savings Plan/PepsiCo Hourly 401(k) Plan shares of other participants for which the trustee has received proper voting instructions.

Q:	What constitutes a quorum in order to hold and transact business at the Annual Meeting?

A:	The presence in person or by proxy of the holders of record of a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Votes “for” and “against,” “abstentions” and “broker non-votes” will all be counted as present to determine whether a quorum has been established. Once a share of the Company’s
Common Stock or Convertible Preferred Stock is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournments of the meeting unless a new record date is or must be set for the adjourned meeting. If a quorum is not present at the opening of the meeting, the meeting may be adjourned from time to time by the vote of a majority of the votes cast on the motion to adjourn.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by voting again via the Internet or by telephone, by completing, signing, dating and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person. Only your latest dated proxy we receive at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting and specifically request that your prior proxy be revoked by delivering to PepsiCo’s Corporate Secretary at 700 Anderson Hill Road, Purchase, New York 10577 a written notice of revocation prior to the Annual Meeting.

Q:	What is the voting requirement to approve each of the proposals?

A:	Assuming the existence of a quorum at the Annual Meeting:

•	Election of Directors. For Proposal No. 1, the affirmative vote of a majority of the votes cast with respect to the director is required to elect each director.

We have also implemented a Director Resignation Policy under our Corporate Governance Guidelines. Under this policy, if a director nominee in an uncontested election receives a greater number of votes “against” his or her election than votes “for” his or her election, the director nominee is required to offer his or her irrevocable resignation to the Board of Directors

4	PepsiCo 2014 Proxy Statement

VOTING PROCEDURES AND ANNUAL MEETING ATTENDANCE (CONTINUED)

following certification of the shareholder vote. The Nominating and Corporate Governance Committee will consider the resignation offer and make a recommendation to the Board of Directors. Within 90 days following certification of the shareholder vote, the independent members of the Board will make a final determination as to whether to accept the director’s resignation, and will promptly publicly disclose the determination. A director who tenders his or her resignation under this provision shall not be present during the deliberations or voting by the Committee or the Board regarding whether to accept the resignation offer.

•

Ratification of Independent Registered Public Accountants.    For Proposal No. 2, the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting in person or by proxy is required to ratify the appointment of the independent registered public accountants.

•

Provide Advisory Approval of our Executive Compensation.    For Proposal No. 3, the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting in person or by proxy is required to approve, by non-binding vote, executive compensation.

•

Approval of the Material Terms of the Performance Goals of the PepsiCo, Inc. Executive Incentive Compensation Plan.    For Proposal No. 4, the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting in person or by proxy is required to approve the material terms of the performance goals of the EICP.

•

Shareholder Proposal Nos. 5 and 6.    For Proposal Nos. 5 and 6, the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting in person or by proxy is required to approve each proposal.

Note on Abstentions and Broker Non-Votes.    Abstentions and broker non-votes are not treated as cast either for or against a matter, and therefore will not affect the outcome of the vote.

Note on “Broker Non-Votes.”    Under New York Stock Exchange rules, a broker may

cast a vote on behalf of a beneficial owner on routine matters, such as Proposal No. 2, when the broker does not receive specific voting instructions from that beneficial owner. On non-routine Proposal Nos. 1 and 3-6, a broker may not cast a vote absent specific voting instructions from the beneficial owners. If you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on certain matters, your broker may cast a vote on your behalf for Proposal No. 2 but not Proposal Nos. 1 or 3-6.

Q:	Who will serve as the inspectors of election?

A:	Representatives from Computershare Trust Company, N.A. will serve as the inspectors of election.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q:	How are proxies solicited and what is the cost?

A:	We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at our Annual Meeting. We bear all expenses incurred in connection with the solicitations of proxies. We have engaged Innisfree M&A Incorporated to solicit proxies for an estimated fee of $18,500, plus expenses.

In addition to the solicitation of proxies by mail and electronically, PepsiCo intends to ask brokers and bank nominees to solicit proxies from their principals and will pay the brokers and bank nominees their expenses for the solicitation. Our directors, officers and employees also may solicit proxies by mail, telephone, electronic or facsimile transmission or in person. They will not receive any additional compensation for these activities.

PepsiCo 2014 Proxy Statement	5

VOTING PROCEDURES AND ANNUAL MEETING ATTENDANCE (CONTINUED)

Q:	How can I attend the Annual Meeting in Person?

A:	Attendance at the Annual Meeting is limited to shareholders of record as of the close of business on February 28, 2014. Admission to the Annual Meeting will be on a first-come, first-served basis and will require an admission ticket. Each shareholder will be asked to present valid government-issued picture identification such as a driver’s license or passport. The use of cell phones, PDAs, tablets, pagers, recording and photographic equipment and/or computers is not permitted in the meeting rooms at the Annual Meeting. The North Carolina History Center at Tryon Palace is accessible to disabled persons. Upon advance request, we will provide wireless headsets for hearing amplification.

Q:	How do I receive an admission ticket?

A:	If you are a shareholder of record and received your proxy materials by mail, your admission ticket will be your Notice or proxy card. If you received your proxy materials by email, you will be given an opportunity to print an admission ticket after you vote online.

If you are a beneficial owner of shares held in street name and received your proxy materials by mail, your admission ticket will be your Notice or voting instruction form you received from your bank, brokerage firm or other nominee. If you received your proxy materials by email, you will be given an opportunity to print an admission ticket through the email you received.

Shareholders who do not obtain an admission ticket in advance may obtain one upon verification of their ownership, as of the record date, at the registration desk on the day of the Annual Meeting. If you are a beneficial owner of shares, you must show proof of ownership, such as a bank or brokerage account statement, in addition to valid government-issued picture identification. On May 7, 2014, registration will begin at 8:30 a.m. Eastern Daylight Time.

Q:	Can I listen to the Annual Meeting on the Internet?

A:	Yes, our Annual Meeting will be webcast live on May 7, 2014 at 9:00 a.m. Eastern Daylight Time. You are invited to visit www.pepsico.com under “Investors”—“Events and Presentations” to listen to the live webcast of the Annual Meeting.

6	PepsiCo 2014 Proxy Statement

ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

Our Board of Directors has nominated 13 directors for election at the Annual Meeting. The directors will hold office from election until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their death, resignation or removal. All of the nominees are currently PepsiCo directors who were elected by shareholders at the 2013 Annual Meeting except Rona A. Fairhead, who was elected to the Board effective March 2014. Mrs. Fairhead was first brought to the attention of the Nominating and Corporate Governance Committee by our independent search firm.

The Board looks for its current and potential directors to have a broad range of skills, education, experiences and qualifications that can be leveraged in order to benefit PepsiCo and its shareholders. The Board is particularly interested in maintaining a mix of skills and qualifications that include the following:

Directors’ Skills and Qualifications

•	Public Company Leadership Experience

•	Financial Expertise

•	Multi-Industry / Company Experience

•	Consumer Goods Experience
•	Significant Global Experience

•	Information Technology / New Media Experience

•	Science-Based Capability

•	Academic / Government / Law / Regulatory Affairs Capability

Additionally, directors are expected to possess personal traits such as candor, integrity and professionalism and must be able to commit significant time to the Company’s oversight.

Following each nominee’s biography below, we have highlighted certain notable skills and qualifications that contributed to his or her selection as a member of our Board of Directors. We have also included a chart immediately after the biographies to highlight the skills and qualifications of the Board as a whole.

We have no reason to believe that any of the nominees for director will be unable to serve if elected. However, if any of these nominees becomes unavailable, the persons named in the proxy intend to vote for any alternate designated by the current Board, or the Board may reduce the size of Board. Proxies cannot be voted for a greater number of persons than the nominees named.

Our Board of Directors recommends that shareholders vote “FOR” the election of each of the following directors:

PepsiCo 2014 Proxy Statement	7

ELECTION OF DIRECTORS (PROXY ITEM NO. 1) (CONTINUED)

SHONA L. BROWN Director Since: 2009 Age: 48 Independent

SHONA L. BROWN, 48, was elected to our Board of Directors in 2009. Dr. Brown has served as a senior advisor to Google Inc., an Internet search and advertising technologies corporation, since January 2013. Before assuming this role, Dr. Brown served as Senior Vice President, Google.org of Google Inc. from April 2011 to December 2012. Dr. Brown served as Google Inc.’s Senior Vice President, Business Operations from 2006 to 2011 and Vice President, Business Operations from 2003 through 2006, in both roles leading internal business operations and people operations. From October 1995 to August 2003, Dr. Brown was at McKinsey & Company, a management consulting firm, where she had been a partner since December 2000. She is a director of the following not-for-profit organizations: The Bridgespan Group; The Exploratorium; The Nature Conservancy; and Code for America.

Skills and Qualifications

As a director, Shona L. Brown provides PepsiCo with the unique perspective of building innovation into the business and people operations (including sustainability operations) of a world-recognized global technology leader, Google Inc. She also brings to the Board her strong background in science, information technology and social media. Through her business and educational experience, including her doctoral and postdoctoral degrees in industrial engineering and as a partner at McKinsey and Company, she brings a deep expertise in building organizations optimized for adaptability, growth and innovation, which benefits PepsiCo as we address similar issues. Her experiences also include serving on a number of not-for-profit boards, with a focus on education and the environment.

Committee Memberships

•	Audit Committee

GEORGE W. BUCKLEY Director Since: 2012 Age: 67 Independent

GEORGE W. BUCKLEY, 67, was elected to our Board of Directors in 2012. In August 2013, Dr. Buckley became Chairman of Smiths Group plc, a global technology company delivering products and services for the threat and contraband detection, medical devices, energy and communications markets worldwide. Since 2012, Dr. Buckley has also served as Chairman of Arle Capital LLP, a private equity firm, and Chairman of Expro International, an international oil field service company. He served as Chairman, President and Chief Executive Officer of 3M Company, a global innovation company, from 2005 to 2012. Dr. Buckley served as Chairman and Chief Executive Officer of Brunswick Corporation, a multi-billion dollar boat and recreational product manufacturer, from 1997 to 2005. Dr. Buckley is a member of the boards of Stanley Black & Decker, Inc., Archer-Daniels-Midland Company and Hitachi Ltd.

Skills and Qualifications

George W. Buckley brings great insight to PepsiCo’s innovation strategy through his educational background, which includes a doctorate degree in engineering, as well as his leadership roles with 3M Company and Brunswick. In addition to his science-based capabilities, Dr. Buckley also brings to the Board expertise and knowledge of managing a large global corporation across multiple industries and markets, his skills in business, operations and financial matters, and valuable consumer products insights.

Committee Memberships

•	Audit Committee

8	PepsiCo 2014 Proxy Statement

ELECTION OF DIRECTORS (PROXY ITEM NO. 1) (CONTINUED)

IAN M. COOK Director Since: 2008 Age: 61 Independent

IAN M. COOK, 61, was elected to our Board of Directors in 2008. He became Chief Executive Officer and was elected to the Board of Directors of Colgate-Palmolive Company in 2007 and became Chairman of its Board in January 2009. He was named President of Colgate-Palmolive Company, a position he still holds, in 2005. Mr. Cook joined Colgate-Palmolive in the United Kingdom in 1976 and progressed through a series of senior management roles around the world. In 2002, he became Executive Vice President, North America and Europe. In 2004, he became Chief Operating Officer, with responsibility for operations in North America, Europe, Central Europe, Asia and Africa and in 2005 became responsible for all Colgate-Palmolive operations worldwide.

Skills and Qualifications

The selection of Ian M. Cook as a director was grounded in Mr. Cook’s strengths in business operations gained from his many years working in global leadership roles, including Chief Executive Officer, and a director at Colgate-Palmolive, a publicly traded, multi-national consumer products company. In addition, his extensive experience with talent development and succession planning is of great value to PepsiCo and the Board.

Committee Memberships

•	Audit Committee

DINA DUBLON Director Since: 2005 Age: 60 Independent

DINA DUBLON, 60, was elected to our Board of Directors in 2005. Ms. Dublon retired in 2004 from JPMorgan Chase & Co., where she had served as Executive Vice President and Chief Financial Officer since 1998. She is a director of Microsoft Corp. and Accenture plc and serves on the supervisory board of Deutsche Bank AG. She is also on the board of overseers of the International Rescue Committee and a trustee of Carnegie Mellon University. She was on the faculty of Harvard Business School during the 2011 to 2012 academic year and served as a director of the Global Fund for Women until October 2013.

Skills and Qualifications

Dina Dublon’s qualifications include her deep expertise in financial, strategic and banking activities that were gained while serving as a senior executive at JPMorgan Chase & Co., a leading global financial services company, and as a faculty member at Harvard Business School; her corporate governance experience obtained as a member of the board of directors at several other public companies; and her unique perspectives on emerging markets gained while working with global not-for-profit organizations focusing on women’s issues and initiatives. These experiences provide valuable insight to PepsiCo’s Board of Directors.

Committee Memberships

•	Audit Committee (Chair)

PepsiCo 2014 Proxy Statement	9

ELECTION OF DIRECTORS (PROXY ITEM NO. 1) (CONTINUED)

RONA A. FAIRHEAD Director Since: 2014 Age: 52 Independent

RONA A. FAIRHEAD, 52, served as Chairman and Chief Executive Officer of the Financial Times Group, a division of Pearson plc, from 2006 to 2013. Pearson is an international media education company and the Financial Times Group division provides financial news, data, commentary and analysis in print and online to the international business community. She previously served as Pearson’s Chief Financial Officer from 2002 to 2006. Prior to joining Pearson, Mrs. Fairhead held a variety of leadership positions at Bombardier Inc., in the Aerospace division, and at Imperial Chemical Industries plc, a specialty chemicals company, where she ultimately served as Executive Vice President of Strategy and Group Financial Control. Mrs. Fairhead was named a Commander of the Order of the British Empire in 2012 and was appointed a British Business Ambassador in 2014. In addition, she is a member of the United Kingdom Government’s Cabinet Office, supporting the Prime Minister to ensure effective development, coordination, and implementation of policy and operations across all government departments, and chairs the Cabinet Office Audit and Risk Committees. She currently serves on the boards of HSBC Holdings plc and the Economist Group and chairs the board of HSBC North America Holdings. She formerly served on the boards of Pearson from 2002 to 2013 and Interactive Data Corporation from 2007 to 2010.

Skills and Qualifications

Rona A. Fairhead is a proven business leader with global experience spanning multiple industries and deep expertise in finance and general management. Mrs. Fairhead also brings to PepsiCo her significant experience in media and publishing gained from her former role as Chairman and Chief Executive Officer of the Financial Times Group, as well as her valuable perspectives on risk management resulting from her experience serving as chair of the risk committee and financial vulnerabilities committee of a publicly traded financial institution.

Committee Memberships

•	Audit Committee

RAY L. HUNT Director Since: 1996 Age: 70 Independent

RAY L. HUNT, 70, was elected to our Board of Directors in 1996. Mr. Hunt is Chairman of the Board, President and Chief Executive Officer of Hunt Consolidated, Inc., a holding company for oil production and exploration and real estate investment management businesses. He began his association with Hunt Oil Company in 1958 and has held his current position since 1976. He is also a director of numerous corporate organizations, including Bessemer Securities Corporation, Bessemer Securities LLC and King Ranch Inc., and a trustee of numerous charitable organizations, including The Cooper Institute and Southern Methodist University. Mr. Hunt formerly served as Chair of the Federal Reserve Bank of Dallas and as a member of the President’s Intelligence Advisory Board in Washington, D.C.

Skills and Qualifications

Ray L. Hunt brings to PepsiCo his keen understanding and knowledge regarding strategy and leadership of a global organization operating in a key industry from his long-time position as Chairman and Chief Executive Officer of Hunt Oil Company and his current role with Hunt Consolidated, Inc. Mr. Hunt’s extensive experience in government and finance is also of great value to the Board. In addition, his activities in a large number of privately-held and not-for-profit organizations across a range of industries contribute to Mr. Hunt’s operational business expertise, significant experience in governance matters and strong management skills.

Committee Memberships

•	Compensation Committee

•	Nominating and Corporate Governance Committee (Chair)

10	PepsiCo 2014 Proxy Statement

ELECTION OF DIRECTORS (PROXY ITEM NO. 1) (CONTINUED)

ALBERTO IBARGÜEN Director Since: 2005 Age: 70 Independent

ALBERTO IBARGÜEN, 70, was elected to our Board of Directors in 2005. Mr. Ibargüen has been President and Chief Executive Officer of the John S. and James L. Knight Foundation, a private, independent foundation that promotes quality journalism, media innovation and the arts, since 2005. Mr. Ibargüen previously served as Chairman of Miami Herald Publishing Co., a Knight Ridder subsidiary, and as publisher of The Miami Herald and El Nuevo Herald. He is a member of the boards of American Airlines Group Inc. (formerly AMR Corporation) and AOL, Inc.

Skills and Qualifications

PepsiCo and its Board of Directors benefit from the business experiences that Alberto Ibargüen acquired over 25 years of managing major metropolitan newspapers, including the country’s largest Spanish-language daily. Mr. Ibargüen brings to the Board market, community and new media insights that have been developed over time and through his role as Chief Executive Officer of one of the country’s largest private foundations, as well as extensive experience with crisis management and regulatory matters. His skill set also includes legal and financial experience that has been enhanced through his publishing, business and public company board roles.

Committee Memberships

•	Compensation Committee

•	Nominating and Corporate Governance Committee

INDRA K. NOOYI Director Since: 2001 Age: 58

INDRA K. NOOYI, 58, has been PepsiCo’s Chief Executive Officer (“CEO”) since 2006 and assumed the role of Chairman of our Board of Directors in 2007. She was elected to our Board and became President and Chief Financial Officer in 2001, after serving as Senior Vice President and Chief Financial Officer since 2000. Ms. Nooyi also served as PepsiCo’s Senior Vice President, Corporate Strategy and Development from 1996 until 2000, and as PepsiCo’s Senior Vice President, Strategic Planning from 1994 until 1996. Prior to joining PepsiCo, Ms. Nooyi spent four years as Senior Vice President of Strategy, Planning and Strategic Marketing for Asea Brown Boveri, Inc. She was also Vice President and Director of Corporate Strategy and Planning at Motorola, Inc.

Skills and Qualifications

Indra K. Nooyi brings to the Board of Directors strong leadership, extensive strategic planning, business and operating experience and tremendous knowledge of our Company. Her 20 years with PepsiCo have provided her with extensive knowledge of the global food and beverage industry. In addition, Ms. Nooyi brings her broad strategic vision for PepsiCo to the Board of Directors. Ms. Nooyi’s service as the Chairman and CEO of PepsiCo creates a critical link between management and the Board of Directors, enabling the Board to perform its oversight function with the benefits of management’s perspectives on the business.

PepsiCo 2014 Proxy Statement	11

ELECTION OF DIRECTORS (PROXY ITEM NO. 1) (CONTINUED)

SHARON PERCY ROCKEFELLER Director Since: 1986 Age: 69 Independent

SHARON PERCY ROCKEFELLER, 69, was elected to our Board of Directors in 1986. She is President and Chief Executive Officer of WETA public radio and television stations in Washington, D.C., a position she has held since 1989, and was a member of the Board of Directors of WETA from 1985 to 1989. Ms. Rockefeller currently serves as President of the International Council of The Museum of Modern Art, chairman of the board of trustees of the National Gallery of Art and a fellow of the American Academy of Arts and Sciences. She also serves as a trustee on the following not-for-profit boards: Museum of Modern Art, Johns Hopkins Medicine and Sibley Memorial Hospital. She was formerly a member of the board of directors of the Public Broadcasting Service in Washington, D.C.

Skills and Qualifications

As a member of our Board of Directors, Sharon Percy Rockefeller brings to PepsiCo her diverse perspective, international and media experience gained through 25 years as the leader of public radio and television stations, and keen knowledge of government and public policy matters. Ms. Rockefeller’s activities in the United States and internationally with not-for-profit organizations focused on art, medicine and public broadcasting have provided her with invaluable management and leadership experiences.

Committee Memberships

•	Compensation Committee

•	Nominating and Corporate Governance Committee

JAMES J. SCHIRO Director Since: 2003 Age: 68 Independent

JAMES J. SCHIRO, 68, was elected to our Board of Directors in 2003. Mr. Schiro was Chief Executive Officer of Zurich Financial Services from May 2002 to December 2009, after serving as Chief Operating Officer—Group Finance since March 2002. He joined Price Waterhouse in 1967, where he held various management positions. In 1994 he was elected Chairman and senior partner of Price Waterhouse, and in 1998 became Chief Executive Officer of PricewaterhouseCoopers, after the merger of Price Waterhouse and Coopers & Lybrand. Mr. Schiro is also a director of Koninklijke Philips Electronics N.V., Goldman Sachs Group, Inc. and REVA Medical, Inc. and is a senior advisor at CVC Capital Partners, a private equity and investment advisory firm.

Skills and Qualifications

James J. Schiro’s credentials include his extensive risk management experience gained while he was Chief Executive Officer of Zurich Financial Services, as well as his knowledge of global capital markets. He also brings significant financial expertise and banking acumen gained from his role at PricewaterhouseCoopers, a large, public accounting firm. In addition, Mr. Schiro’s experiences with consumer products, technology and financial services as a director on several public company boards benefit PepsiCo and the Board.

Committee Memberships

•	Compensation Committee

•	Nominating and Corporate Governance Committee

12	PepsiCo 2014 Proxy Statement

ELECTION OF DIRECTORS (PROXY ITEM NO. 1) (CONTINUED)

LLOYD G. TROTTER Director Since: 2008 Age: 68 Independent

LLOYD G. TROTTER, 68, was elected to our Board of Directors in 2008. Mr. Trotter is a managing partner at GenNx360 Capital Partners, a private equity firm, a position he has held since February 2008. He served as Vice Chairman, General Electric, a diversified technology and financial services corporation, and as President and Chief Executive Officer of GE Industrial, from 2006 through February 2008. Between 1989 and 2006, he held various positions at GE, including Executive Vice President, Operations, from 2005 to 2006, President and Chief Executive Officer of GE Consumer and Industrial Systems from 1998 to 2005 and President and Chief Executive Officer, Electrical Distribution and Control from 1992 to 1998. Mr. Trotter is also a director of Textron, Inc. and Daimler AG.

Skills and Qualifications

Lloyd G. Trotter’s qualifications include his extensive experience in business operations, finance, consumer goods and information technology gained from his many years working in global leadership roles at General Electric. Mr. Trotter also has significant multi-industry and corporate governance experience as a result of serving on the boards of directors at several public companies.

Committee Memberships

•	Compensation Committee (Chair)

•	Nominating and Corporate Governance Committee

DANIEL VASELLA, MD Director Since: 2002 Age: 60 Independent

DANIEL VASELLA, MD, 60, was elected to our Board of Directors in 2002. Dr. Vasella served as Chairman of the Board of Novartis AG from 1999 until February 2013. Dr. Vasella served as Chief Executive Officer of Novartis AG from 1996 to January 2010. From 1992 to 1996, Dr. Vasella held the positions of Chief Executive Officer, Chief Operating Officer, Senior Vice President and Head of Worldwide Development and Head of Corporate Marketing at Sandoz Pharma Ltd. He also served at Sandoz Pharmaceuticals Corporation from 1988 to 1992. Dr. Vasella is also a director of American Express Company.

Skills and Qualifications

As a member of our Board of Directors, Daniel Vasella offers PepsiCo his experience as the former Chairman and Chief Executive Officer of the global healthcare company, Novartis AG. His expertise in the important areas of health and wellness and nutrition, his extensive experience with regulatory matters, and his global perspective in leading and serving on the boards of directors at international organizations, provides a great benefit to PepsiCo and its Board.

Committee Memberships

•	Compensation Committee

•	Nominating and Corporate Governance Committee

PepsiCo 2014 Proxy Statement	13

ELECTION OF DIRECTORS (PROXY ITEM NO. 1) (CONTINUED)

ALBERTO WEISSER Director Since: 2011 Age: 58 Independent

ALBERTO WEISSER, 58, was elected to our Board of Directors in 2011. Mr. Weisser served as Chairman and Chief Executive Officer of Bunge Limited, a global food, commodity and agribusiness company, from 1999 until June 2013 and as Executive Chairman until December 2013. Mr. Weisser previously served as Bunge’s Chief Financial Officer from 1993 to 1999. Mr. Weisser is a board member of the Council of the Americas and served as a director of International Paper Company from 2006 until 2012.

Skills and Qualifications

Alberto Weisser is an experienced business leader, having served as Chairman and Chief Executive Officer of Bunge Limited from 1999 until 2013. Mr. Weisser has a deep understanding of the strategic, financial, risk and compliance issues facing a large, diversified, publicly traded company. Mr. Weisser’s significant global experience, particularly with respect to emerging markets, and his keen understanding of commodities, are of great value to PepsiCo. Mr. Weisser also brings strong financial acumen to our Board resulting from his six years of experience serving as Bunge Limited’s Chief Financial Officer.

Committee Memberships

•	Audit Committee

Skills and Qualifications of Our Board of Directors

The table below includes the skills and qualifications of each director that led our Board of Directors to conclude that the director is qualified to serve on our Board.

14	PepsiCo 2014 Proxy Statement

OWNERSHIP OF PEPSICO COMMON STOCK

Stock Ownership of Officers and Directors

The following table shows, as of March 13, 2014: (1) the number of shares of our Common Stock and Convertible Preferred Stock beneficially owned by each director (including each nominee), by each of the executive officers identified in the 2013 Summary Compensation Table on page 45 of this Proxy Statement (the “NEOs”) and by all directors and all executive officers as a group; and (2) the number of phantom units of our Common Stock held in the Company’s income deferral programs by each director (including each nominee), by each NEO and by all directors and all executive officers as a group. Each phantom unit is intended to be the economic equivalent of one share of our Common Stock. The information in this table is based solely on statements in filings with the SEC or other reliable information.

As of March 13, 2014, the directors and executive officers as a group own less than 1% of our outstanding Common Stock and less than 1% of our outstanding Convertible Preferred Stock.

Name of Individual or Group	Number of Shares of PepsiCo Common Stock Beneficially Owned(1)		Number of Shares of PepsiCo Convertible Preferred Stock Beneficially Owned	Number of Phantom Units of PepsiCo Common Stock Held in PepsiCo’s Deferral Programs(2)	Total
Zein Abdalla	289,453		0	0	289,453
Shona L. Brown	1,000		0	18,380	19,380
George W. Buckley	1,000		0	5,242	6,242
Ian M. Cook	3,569		0	16,521	20,090
Brian Cornell	18,746	(3)	0	0	18,746
Dina Dublon	10,413		0	17,569	27,982
Rona A. Fairhead	700	(4)	0	1,070	1,770
Ray L. Hunt(5)	520,902		0	46,226	567,128
Alberto Ibargüen	12,326		0	18,616	30,942
Hugh F. Johnston	305,325		0	27,625	332,950
Mehmood Khan	237,324		0	0	237,324
Indra K. Nooyi	2,743,912		0	48,316	2,792,228
Sharon Percy Rockefeller	57,212		0	16,999	74,211
James J. Schiro	22,312		0	35,502	57,814
Lloyd G. Trotter	1,000		0	27,017	28,017
Daniel Vasella	18,824		0	29,082	47,906
Alberto Weisser	1,000		0	7,400	8,400
All directors and executive officers as a group (24 persons)	5,447,416		0	329,447	5,776,863
(1)	The shares shown include the following shares that directors and executive officers have the right to acquire within 60 days after March 13, 2014 through the exercise of vested stock options: Zein Abdalla, 210,474 shares; Dina Dublon, 7,958 shares; Alberto Ibargüen, 6,588 shares; Hugh F. Johnston, 255,514 shares; Mehmood Khan, 214,647 shares; Indra K. Nooyi, 2,410,490 shares; Sharon Percy Rockefeller, 6,588 shares; James J. Schiro, 6,588 shares; Daniel Vasella, 6,588 shares; and all directors and executive officers as a group, 4,089,032 shares. Except as otherwise noted, the directors and executive officers exercise sole voting and investment power over their shares shown in the table. None of the shares are subject to pledge.

(2)	Reflects phantom units of our Common Stock held in the PepsiCo Executive Income Deferral Program and the PepsiCo Director Deferral Program.

(3)	The shares shown include Restricted Stock Units (“RSUs”) that Brian Cornell has the right to acquire within 60 days after March 13, 2014 which will convert into 12,531 shares of PepsiCo Common Stock.

(4)	Reflects the 1,000 initial share grant issued to Rona A. Fairhead upon her election to the Board on March 13, 2014, less the required 30% withholding tax.

(5)	The shares shown for Mr. Hunt include (i) 288,986 shares held in a corporation over which Mr. Hunt has sole voting and investment power and (ii) 231,916 shares held in a trust over which Mr. Hunt has sole voting power and no investment power.

PepsiCo 2014 Proxy Statement	15

OWNERSHIP OF PEPSICO COMMON STOCK (CONTINUED)

Stock Ownership of Certain Beneficial Owners

The following table sets forth information regarding persons or groups known to the Company to be beneficial owners of more than 5% of our outstanding Common Stock or Convertible Preferred Stock.

Name and Address Of Beneficial Owner	Number of Shares Beneficially Owned as of December 31, 2013	Percent of Class Outstanding as of December 31, 2013
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	86,879,466	5.66%
(1)	On a Schedule 13G/A filed with the SEC on February 11, 2014, The Vanguard Group reported that, as of December 31, 2013, it had sole voting power for 2,513,830 shares of our Common Stock, sole dispositive power for 84,529,959 shares of our Common Stock, and shared dispositive power over 2,349,507 shares of our Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers to file reports of ownership and changes in ownership of our Common Stock and Convertible Preferred Stock. We received written representations from each such person who did not file an annual statement with the SEC on Form 5 that no Form 5 was due. To the best of our knowledge, based on a review of those forms and written representations, in 2013 all required forms were filed on time with the SEC.

16	PepsiCo 2014 Proxy Statement

CORPORATE GOVERNANCE AT PEPSICO

BOARD OF DIRECTORS

Our business and affairs are overseen by our Board of Directors pursuant to the North Carolina Business Corporation Act and our By-Laws. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chairman and CEO and with key members of management, by reviewing materials provided to them and by participating in Board and Committee meetings. All members of the Board of Directors are elected annually by our shareholders.

Regular Board Attendance

Regular attendance at Board meetings and the Annual Meeting is required of each director. Our Board of Directors held seven meetings during 2013. Average director attendance at Board and applicable Committee meetings (held during the period that such director served) in 2013 was 95%. No director attended fewer than 75% of the total number of Board and applicable Committee meetings (held during the period that such director served) in 2013. The independent directors met in executive session at six Board meetings in 2013. Twelve of our 13 directors then serving attended the 2013 Annual Meeting of Shareholders.

Our Governance Commitment

We believe strong corporate governance is the foundation for financial integrity, investor confidence and superior performance. Strong corporate governance is and has been a long-standing priority at PepsiCo. In 2002, the Board of Directors adopted Corporate Governance Guidelines for the Company that established a common set of expectations to assist the Board and its Committees in performing their duties. The Board reviews these Guidelines at least annually, and updates the Guidelines as necessary to reflect changing regulatory requirements, evolving practices and input from our shareholders and other stakeholders. Our Corporate Governance Guidelines are available at www.pepsico.com under “Who We Are”—“Corporate Governance” and are available in print to any shareholder who requests a copy. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

In 2013, PepsiCo was awarded “Best Overall Governance, Compliance and Ethics Program (Large Cap)” by Corporate Secretary Magazine.

Our Global Code of Conduct

PepsiCo is also proud of its commitment to deliver sustained growth through empowered people acting with responsibility and building trust. This commitment is evidenced in part by our robust Global Code of Conduct, which is designed to provide our employees with guidance on how to act legally and ethically while performing work for PepsiCo. Our Code is available on the Company’s website at www.pepsico.com under “Who We Are”—“Global Code of Conduct.” Annually, all of PepsiCo’s directors and executives, including each executive officer, complete certifications with respect to their compliance with our Global Code of Conduct.

Our Commitment to Sustainable Business Practices

PepsiCo is pleased to share the progress we are making in our Performance with Purpose journey. Please visit www.pepsico.com under “What We Believe”—“Performance With Purpose”—“Sustainability Reporting” to view our:

•	2011/2012 Sustainability Report, which presents our sustainability goals and provides data as well as examples of our efforts to achieve those goals

•	2011/2012 Global Reporting Initiative (GRI) Report, which offers greater detail on PepsiCo activities in a widely accepted international standard

BOARD LEADERSHIP STRUCTURE

PepsiCo’s governing documents allow the roles of Chairman and CEO to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separate or combined based upon the Company’s needs and the Board’s assessment of the Company’s leadership from time to time. Although our Board regularly considers and is open to different structures as circumstances may warrant, the Board believes that the current arrangement of having a strong independent Presiding Director combined with the leadership of our Chairman and CEO is currently in the best interests of PepsiCo and its shareholders.

PepsiCo 2014 Proxy Statement	17

CORPORATE GOVERNANCE AT PEPSICO (CONTINUED)

Presiding Director

Our Corporate Governance Guidelines provide that if the Chairman of the Board is not an independent director, an independent director shall be designated as the Presiding Director by the independent members of the Board based on the recommendation of the Nominating and Corporate Governance Committee. The independent director who is designated as the Presiding Director is expected to serve in that role for a three-year term. Each subsequent year during the term, the Board considers whether to ratify the appointment of the Presiding Director. The Board evaluates the Presiding Director’s performance annually under the guidance of the Nominating and Corporate Governance Committee. The duties of our Presiding Director are consistent with the responsibilities generally held by “lead directors” at public companies.

Presiding Director Duties:

•	Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors

•	Serves as a liaison between the Chairman and the independent directors

•	Has authority to approve information sent to the Board

•	Approves meeting agendas for the Board

•	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items

•	Has the authority to call meetings of the independent directors

•	If requested by major shareholders, ensures that he or she is available for consultation and direct communication

Our Corporate Governance Guidelines are available on our website at www.pepsico.com under “Who We Are”—“Corporate Governance.”

In May 2013, the independent members of the Board of Directors appointed Ian M. Cook as the Presiding Director of the Board to serve a three-year term. Mr. Cook continues to serve in that role and performs the above duties in addition to assisting the Board of Directors in the fulfillment of its responsibilities in general.

Our Presiding Director is an engaged and active director who, as a current CEO of a multi-national consumer products company, is uniquely positioned to work collaboratively with our Chairman and CEO, while providing strong independent oversight.

Chairman of the Board

Each year, our Board of Directors elects one of its own members as Chairman by considering the best interests of PepsiCo and its shareholders. This is a topic of great importance to our Board, as the Board believes the determination of PepsiCo’s leadership structure is one of its primary responsibilities. In making this critical determination, our Board carefully considers various factors, including: the strategic goals of the Company; the unique opportunities and challenges PepsiCo is facing; the various capabilities of our Directors; the dynamics of our Board; best practices in the market; and feedback from our shareholders and other constituents.

As part of its most recent Board leadership assessment, the Board gave thorough consideration to each of the factors outlined above, among others. The Board determined that the most effective leadership structure for PepsiCo at the present time is to strike the right balance between effective independent oversight of PepsiCo’s business and Board activities with a strong, independent Presiding Director and consistent corporate leadership in the form of our combined Chairman and CEO.

18	PepsiCo 2014 Proxy Statement

CORPORATE GOVERNANCE AT PEPSICO (CONTINUED)

DIRECTOR INDEPENDENCE

The Company’s Corporate Governance Guidelines provide that an independent director is a director who meets the New York Stock Exchange definition of independence, as determined by the Board. This definition is included in the Corporate Governance Guidelines, which are available at www.pepsico.com under “Who We Are”—“Corporate Governance.” In making a determination of whether a director is independent, the Board of Directors considers all relevant facts and circumstances, including but not limited to the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

Consistent with these considerations, the Board of Directors has affirmatively determined that the non-management directors listed below are independent within the meaning of the rules of the New York Stock Exchange. The Board also determined that Victor J. Dzau, who resigned from the Board in March 2014, is independent.

Independent Directors
Shona L. Brown George W. Buckley Ian M. Cook Dina Dublon Rona A. Fairhead Ray L. Hunt	Alberto Ibargüen Sharon Percy Rockefeller James J. Schiro Lloyd G. Trotter Daniel Vasella Alberto Weisser

COMMUNICATIONS TO THE BOARD OF DIRECTORS

The PepsiCo Corporate Law Department reviews all communications sent to the Board of Directors and regularly provides a summary of communications to the Board that relate to the functions of the Board or a Board Committee or that otherwise require Board attention. Directors may at any time discuss the Board communications received by the Company and request copies or summaries of such communications. In addition, the Corporate Law Department may forward certain communications only to the Presiding Director, the Chair of the relevant Committee or the individual Board member to whom a communication is directed. Concerns relating to PepsiCo’s accounting, internal control over financial reporting or auditing matters will be referred directly to members of the Audit Committee. Those items that are unrelated to a director’s duties and responsibilities as a Board member may not be provided to the Board by the Corporate Law Department, including, without limitation, solicitations and advertisements; junk mail; product-related communications; job referral materials such as resumes; surveys; and material that is determined to be illegal or otherwise inappropriate.

Shareholders and other interested parties may send communications directed to the Board of Directors, a Committee of the Board, the Presiding Director, the independent directors as a group or an individual member of the Board by any of the following means:

•	by phone at 1-866-626-0633

•	by sending a letter to PepsiCo, Inc., 700 Anderson Hill Road, Purchase, New York, 10577, ATTN: Corporate Secretary

•	by submitting a communication on-line through our website www.pepsico.com under “Who We Are”—“Corporate Governance”—“Contact the Board”

POLITICAL CONTRIBUTIONS POLICY

In 2005, the Board of Directors adopted a Political Contributions Policy for the Company, which is amended from time to time. The Political Contributions Policy, together with other policies and procedures of the Company, guides PepsiCo’s approach to political contributions. As specified in its Charter, our Nominating and Corporate Governance Committee oversees this Policy and annually reviews the Company’s key public policy issues and its engagement in the public policy process. The Committee also annually reviews the Company’s political activities and expenditures.

In keeping with our goal of transparency, our Political Contributions Policy and our annual U.S. political contributions are posted at www.pepsico.com under “Who We Are”—“Corporate Governance”—“Policies.” Additionally, over the years, we have significantly enhanced our website disclosure of political spending and lobbying activities by including the following information:

•	a link to PepsiCo’s quarterly federal lobbying reports;

•	the total annual amount of PepsiCo’s federal lobbying-related expenditures;

•	information about our key lobbying priorities and our Board’s oversight of political spending and lobbying activities;

•	a list of U.S. trade associations that lobby on behalf of PepsiCo to which PepsiCo contributes over $25,000 annually; and

•	the names of the lobbyists with which we directly contract.

PepsiCo 2014 Proxy Statement	19

CORPORATE GOVERNANCE AT PEPSICO (CONTINUED)

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has three standing Committees: Audit, Compensation and Nominating and Corporate Governance. The table below indicates the members of each Board committee:

*	Victor J. Dzau served as a member of the Nominating and Corporate Governance Committee and the Compensation Committee until May 2013 and served as a member of the Audit Committee from May 2013 until his resignation from the Board in March 2014.

**	Rona A. Fairhead became a member of the Audit Committee effective March 2014.

***	Effective May 2013, Alberto Ibargüen became a member of the Nominating and Corporate Governance Committee and the Compensation Committee and ceased serving as a member of the Audit Committee.

20	PepsiCo 2014 Proxy Statement

CORPORATE GOVERNANCE AT PEPSICO (CONTINUED)

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee, which was established in 1997, held four meetings in 2013. The responsibilities of the Nominating and Corporate Governance Committee include:

•	developing criteria and qualifications for selecting director candidates and identifying qualified candidates for membership on the Board and its Committees;

•

developing and recommending to the Board corporate governance principles and other corporate policies and otherwise performing a leadership role in shaping the Company’s corporate governance policies and practices;

•	developing and monitoring Board succession plans and overseeing the development of succession plans for the Company’s CEO and other executive officers;

•	making recommendations to the Board concerning the composition, size, structure and activities of the Board and its Committees;

•	assessing and reporting to the Board on the performance and effectiveness of the Board and its Committees;

•	reviewing and reporting to the Board with respect to director compensation and benefits; and

•	reviewing the Company’s key public policy issues, including sustainability initiatives, and its engagement in the public policy process.

The Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.pepsico.com under “Who We Are”—“Corporate Governance” and is also available in print to any shareholder who requests a copy. The Nominating and Corporate Governance Committee is comprised entirely of directors who meet the independence requirements of the New York Stock Exchange.

Process for Selection and Nomination of Directors

The Board regularly reviews potential vacancies on the Board and maintains an “evergreen” compilation of potential candidates that it reviews at every Board meeting. The Nominating and Corporate Governance Committee assists this process by considering prospective candidates at each of its Committee meetings and identifying appropriate individuals for the Board’s further consideration.

In fulfilling its responsibility to identify qualified candidates for membership on the Board, the Nominating and Corporate Governance Committee considers the following attributes of candidates: (i) relevant knowledge, diversity of background and experience in areas including business, finance, accounting, technology, marketing, international business and government; (ii) personal qualities of leadership, character, judgment and whether the candidate possesses a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards; (iii) roles and contributions valuable to the business community; and (iv) whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at meetings. Throughout the Director selection and nomination process, the Board adheres to the Company’s philosophy of maintaining an environment free from discrimination based upon race, color, religion, national origin, sex, age, disability, sexual orientation, marital status or any unlawful factor.

Consideration of Director Diversity

The Nominating and Corporate Governance Committee and the Board are keenly focused on ensuring that a wide range of backgrounds and experiences are represented on our Board. Currently, over 50% of our Board is comprised of women and ethnically diverse individuals.

Given PepsiCo’s operations in over 200 countries around the world, the Nominating and Corporate Governance Committee seeks a Board with diverse opinions and perspectives that is representative of our global business. While not a formal policy, PepsiCo’s director nomination processes call for the Nominating and Corporate Governance Committee, during the review and selection process, to consider a range of types of diversity, including race, gender, ethnicity, culture, nationality and geography. The Nominating and Corporate Governance Committee annually assesses the diversity of the Board and Board Committees as part of its self-assessment process.

PepsiCo 2014 Proxy Statement	21

CORPORATE GOVERNANCE AT PEPSICO (CONTINUED)

Recommendations for Director Nominees

The Nominating and Corporate Governance Committee will consider recommendations for director nominees made by shareholders and evaluate them using the same criteria as for other candidates. Recommendations received from shareholders are reviewed by the Chairman of the Nominating and Corporate Governance Committee to determine whether the candidate meets the minimum membership criteria set forth in the Corporate Governance Guidelines, and if so, whether the candidate’s expertise and particular set of skills and background fit the current needs of the Board. Any shareholder recommendation must be sent to the Corporate Secretary of PepsiCo at 700 Anderson Hill Road, Purchase, New York 10577 and must include detailed background information regarding the suggested candidate that demonstrates how the individual meets the Board membership criteria.

Director Search Firms

From time to time, the Nominating and Corporate Governance Committee engages consulting firms to perform searches for director candidates who meet the current needs of the Board. If a consulting firm is retained to assist in the search process for a director, a fee is paid to such firm.

THE AUDIT COMMITTEE

The Audit Committee, which was established in 1967, held nine meetings in 2013. The Audit Committee’s primary responsibilities are to retain the Company’s independent registered public accountants (taking into account the vote on shareholder ratification) and to assist the Board’s oversight of:

•	the quality and integrity of the Company’s financial statements and its related internal controls over financial reporting;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent registered public accountants’ qualifications and independence; and

•	the performance of the Company’s internal audit function and the independent registered public accountants.

The report of the Audit Committee is set forth beginning on page 26 of this Proxy Statement. The Audit Committee Charter is available on the Company’s website at www.pepsico.com under “Who We Are”—“Corporate Governance” and is also available in print to any shareholder who requests a copy.

Financial Expertise and Financial Literacy

The Board of Directors has determined that George W. Buckley, Ian M. Cook, Dina Dublon, Rona A. Fairhead and Alberto Weisser, members of our Audit Committee, satisfy the criteria adopted by the SEC to serve as “audit committee financial experts.” In addition, the Board of Directors has determined that Shona L. Brown, George W. Buckley, Ian M. Cook, Dina Dublon, Rona A. Fairhead and Alberto Weisser, constituting all members of our Audit Committee, are independent directors pursuant to the requirements under the Exchange Act and the New York Stock Exchange Listing Standards, and are financially literate within the meaning of the New York Stock Exchange Corporate Governance Listing Standards.

THE COMPENSATION COMMITTEE

The Compensation Committee, which has been active since 1955, held four meetings during 2013. The Compensation Committee:

•	oversees policies relating to compensation of the Company’s executives and makes recommendations to the Board with respect to such policies;

•	oversees engagement with shareholders on executive compensation matters;

•	produces a compensation committee report for inclusion in the Company’s Proxy Statement;

•	oversees the design of all employee benefit plans and programs of the Company, its subsidiaries and divisions;

•	meets at least annually with the CEO to discuss the CEO’s self-assessment in achieving individual and corporate performance goals and objectives;

•

oversees the evaluation of the executive officers and other key executives deemed to be under the Compensation Committee’s purview and evaluates and approves the individual elements of total compensation for such officers; and

22	PepsiCo 2014 Proxy Statement

CORPORATE GOVERNANCE AT PEPSICO (CONTINUED)

•	evaluates its relationship with any compensation consultant for any conflicts of interest and assesses the independence of any legal, compensation or other external advisors.

Additional information on the roles and responsibilities of the Compensation Committee is provided in the Compensation Discussion and Analysis beginning on page 29 of this Proxy Statement.

The Compensation Committee is comprised entirely of directors who are independent under the New York Stock Exchange Listing Standards for directors and compensation committee members, who are also “outside directors” for purposes of Section 162(m) of the Internal Revenue Code and “non-employee directors” for purposes of Section 16 of the Exchange Act. The Compensation Committee Report is set forth on page 58 of this Proxy Statement. The Compensation Committee Charter is available on the Company’s website at www.pepsico.com under “Who We Are”—“Corporate Governance” and is also available in print to any shareholder who requests a copy.

The Compensation Committee has engaged Frederic W. Cook & Co. (“Cook”) as its independent external advisor. The Compensation Committee reviewed its relationship with Cook, considered Cook’s independence and the existence of potential conflicts of interest, and determined that the engagement of Cook did not raise any conflict of interest. In reaching this conclusion, the Compensation Committee considered various factors, including the six factors set forth in the SEC rules regarding compensation advisor independence.

RELATED PERSON TRANSACTIONS

The Board of Directors has adopted written Related Person Transaction Policies and Procedures that apply to, where determined by the Company’s General Counsel:

•	any transaction or series of transactions in which the Company or a subsidiary is a participant;

•	where the amount involved exceeds or is expected to exceed $120,000 since the beginning of the Company’s last completed fiscal year; and
•

the related person (i.e., a director, director nominee, executive officer, greater than five percent beneficial owner and any immediate family member of any such person) has a direct or indirect interest.

Review and Approval of Transactions with Related Persons

Transactions with related persons are reviewed in advance by the Audit Committee whenever possible, or as soon as possible thereafter. The Audit Committee will review all relevant facts and circumstances and approve or disapprove of the entry into a transaction. The Audit Committee will take into account, among other factors:

•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

•	whether the transaction would impair the independence of an outside director; and

•	whether the transaction would present an improper conflict of interest for any director or executive officer of the Company.

The Audit Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. On an annual basis, the Company’s General Counsel will provide the Chair of the Audit Committee with the list of transactions deemed pre-approved under the policy.

Transactions with Related Persons

There are no related person transactions that require reporting under SEC rules.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is now, or was during 2013, an officer or employee of the Company. No member of the Compensation Committee had any relationship with the Company or any of its subsidiaries during 2013 pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons. None of the executive officers of the Company currently serves or served during 2013 on the board of directors or compensation committee of another

PepsiCo 2014 Proxy Statement	23

CORPORATE GOVERNANCE AT PEPSICO (CONTINUED)

company at any time during which an executive officer of such other company served on PepsiCo’s Board of Directors or Compensation Committee.

BOARD OF DIRECTORS’ ROLE IN RISK OVERSIGHT

The Company’s risk management process is intended to ensure that risks are acknowledged and taken knowingly and purposefully. As such, both the Company’s senior management, including the CEO, and its Board of Directors, are involved in PepsiCo’s integrated risk management framework, which is designed to identify, assess, prioritize, address, manage, monitor and communicate risks across the Company’s operations. Consistent with this approach, one of the Board’s primary responsibilities is overseeing and interacting with senior management with respect to key aspects of the Company’s business, including risk assessment and risk mitigation. In addition, the Board has delegated oversight of certain categories of risk management to designated Board committees:

•

The Audit Committee reviews and assesses the guidelines and policies governing the Company’s risk management and oversight processes and assists the Board’s oversight of financial, compliance and employee safety risks facing the Company.

•

The Compensation Committee periodically reviews the Company’s compensation policies and practices for employees to assess whether such policies and practices could lead to unnecessary risk-taking behavior.

The Committees report to the Board on matters relating to the specific areas of risk the Committees oversee. In addition, throughout the year, the Board and the relevant Committees receive updates from management with respect to various enterprise risk management issues and dedicate a portion of their meetings to reviewing and discussing specific risk topics in greater detail.

The Company’s integrated risk management framework also includes both division level and geographically diverse senior-management level risk committees that are cross-functional and that work together to identify, assess, prioritize and address strategic, financial, operating, business, compliance, safety, reputational and other risks to the Company and its divisions. The Company’s senior management engages with and reports to PepsiCo’s Board of Directors and the relevant Committees on a regular basis to address high priority risks.

At its February 2014 meeting, the Compensation Committee reviewed the results of the 2013 annual compensation risk assessment and concluded that the risks arising from the Company’s overall compensation programs are not reasonably likely to have a material adverse effect on the Company.

SHAREHOLDER ENGAGEMENT

We believe that regular, transparent communication with our shareholders and other stakeholders is essential to PepsiCo’s long-term success.

We value the views of our shareholders and other stakeholders, and we solicit input throughout the year on topics such as portfolio strategy, capital allocation, corporate governance, transparent public disclosure, executive compensation, sustainability and corporate social responsibility. Through these partnerships, we seek to ensure that corporate governance at PepsiCo is not a formulaic exercise, but rather a dynamic framework that can accommodate the demands of a rapidly changing business environment while remaining responsive to the priorities of our external constituencies. Our engagement activities have resulted in our receiving valuable feedback from shareholders and other stakeholders, who have provided important external viewpoints that inform our decisions and our strategy. For example:

•

Based in part on feedback received from our shareholders, in November 2013, our Board determined to amend the Charters of each of our Board Committees to clarify the relevant Committee’s oversight of certain critical corporate governance matters, including:

¡	the Compensation Committee’s oversight of engagement efforts with shareholders on executive compensation matters;

¡	the Audit Committee’s role in selecting, reviewing the performance of and overseeing the required rotation of the lead audit partner; and

¡	the Nominating and Corporate Governance Committee’s oversight of sustainability initiatives.

24	PepsiCo 2014 Proxy Statement

CORPORATE GOVERNANCE AT PEPSICO (CONTINUED)

•

Based in part on feedback we received from our shareholders, our Audit Committee determined to provide additional disclosure in its Audit Committee Report included in this Proxy Statement regarding certain topics covered by the Committee in 2013.

•	Over the years, PepsiCo has significantly enhanced its website disclosure of public policy priorities, political spending and lobbying activities.

•

We enhanced our disclosure of the Company’s sustainability goals and achievements by issuing our inaugural Global Reporting Initiative (GRI) Report, as well as an updated Sustainability Report, incorporating input from our shareholders.

•

PepsiCo regularly hosts meetings with stakeholders in partnership with Ceres, a prominent network of institutional investors and public interest groups that works with companies to address sustainability challenges. During these meetings, our shareholders and other stakeholders engage on such topics as environmental priorities, human rights and sustainability initiatives.

•

PepsiCo has had an ongoing dialogue with various stakeholders on the important topics of nutrition; capital allocation; the use and labeling of genetically modified crops, which are widely used in the United States; the impact of PepsiCo’s supply chain on human rights and environmental matters; and various other issues.

Throughout 2013, members of our management team met in person with a substantial number of our shareholders to discuss our strategy, capital allocation, corporate governance practices, executive compensation programs and sustainability initiatives and to solicit their feedback on these and a variety of other topics. We also engaged with other key stakeholders through our active participation in prestigious corporate governance organizations such as the International Corporate Governance Network, Council of Institutional Investors and the Weinberg Center for Corporate Governance.

PepsiCo 2014 Proxy Statement	25

AUDIT COMMITTEE REPORT

PepsiCo’s Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the Company’s independent registered public accountants and the Company’s financial management and financial reporting procedures. The Audit Committee satisfies the independence, financial experience and other qualification requirements of the New York Stock Exchange and applicable securities laws. The Audit Committee assists the Board’s oversight of the quality and integrity of PepsiCo’s financial statements and its related internal controls over financial reporting, PepsiCo’s compliance with legal and regulatory requirements and the performance of PepsiCo’s internal audit function and its independent registered public accountants. The Audit Committee operates under a written charter, adopted by the Board of Directors, which describes these and other responsibilities and is available on the Company’s website at www.pepsico.com under “Who We Are”—“Corporate Governance.” The Audit Committee’s charter is reviewed annually and updated, as appropriate, to address changes in regulatory requirements, authoritative guidance, evolving oversight practices and investor feedback. During 2013, the Audit Committee fulfilled its duties and responsibilities as outlined in its charter, including each of the matters below, and received periodic updates on PepsiCo’s financial performance and strategic initiatives, as well as other matters germane to its responsibilities.

Management has primary responsibility for preparing PepsiCo’s financial statements and establishing effective internal controls over financial reporting. KPMG is responsible for auditing those financial statements and expressing an opinion on the conformity of PepsiCo’s audited financial statements with generally accepted accounting principles and on the effectiveness of PepsiCo’s internal controls over financial reporting based on criteria established in 1992 by the Committee of Sponsoring Organizations of the Treadway Commission.

In this context, the Audit Committee has met with management and KPMG to review and discuss the Company’s audited financial statements. The Audit Committee discussed with management and KPMG the critical accounting policies applied by PepsiCo in the preparation of its financial statements. The Audit Committee discussed with KPMG the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board, and had the opportunity to ask KPMG questions relating to such matters. The discussions included the quality, and not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments, and the clarity of disclosures in the financial statements.

The Audit Committee met nine times during 2013. At each of its meetings, the Audit Committee met with PepsiCo’s Chief Financial Officer, Controller and other senior members of PepsiCo’s financial management. The Audit Committee reviewed and assessed the guidelines and policies governing PepsiCo’s risk management and oversight processes and assisted the Board’s oversight of financial, compliance and employee safety risks facing PepsiCo. The Audit Committee reviewed with KPMG and PepsiCo’s internal auditors the overall scope and plans for their respective audits for 2013. The Audit Committee also received regular updates from PepsiCo’s internal auditors on internal controls and business risks and from PepsiCo’s Chief Compliance & Ethics Officer on compliance and ethics issues. In addition, the Audit Committee received an update on PepsiCo’s Law Department’s compliance with Part 205 of Section 307 of the Sarbanes-Oxley Act of 2002 regarding standards of professional conduct for attorneys. The Audit Committee meets with the internal auditors and KPMG, with and without management present, to discuss their evaluations of PepsiCo’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee also meets independently with PepsiCo’s General Counsel, and PepsiCo’s Chief Compliance & Ethics Officer, with and without other members of management present, to discuss PepsiCo’s compliance with laws and regulations. The Audit Committee also receives periodic updates on PepsiCo’s financial performance.

The Audit Committee considers the independence, qualifications and performance of KPMG. Such consideration includes reviewing the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence provided by KPMG, and discussing with KPMG their independence. The Audit Committee periodically reviews and evaluates the performance of KPMG’s lead audit partner, oversees the required rotation of KPMG’s lead audit partner

26	PepsiCo 2014 Proxy Statement

AUDIT COMMITTEE REPORT (CONTINUED)

responsible for PepsiCo’s audit and, through the Audit Committee’s Chairperson as representative of the Audit Committee, reviews and considers the selection of the lead audit partner. In addition, in order to help ensure auditor independence, the Audit Committee periodically considers whether there should be a rotation of the independent registered public accountants.

In 2013, the Audit Committee also considered several factors in deciding whether to re-engage its independent registered public accountant including the length of time KPMG has served as PepsiCo’s independent registered public accountant, the breadth and complexity of PepsiCo’s business and its global footprint and the resulting demands placed on its auditing firm in terms of expertise in PepsiCo’s business, the quantity and quality of KPMG’s staff and KPMG’s global reach.

The Audit Committee is also responsible for the approval of audit fees, and the Committee reviewed and pre-approved all fees paid to KPMG. These fees are described in the next section of this Proxy Statement. The Audit Committee also considered whether KPMG’s provision of non-audit services to PepsiCo was compatible with the independence of the independent registered public accountants. The Audit Committee has adopted a formal policy for Pre-Approval of Audit, Audit-Related and Non-Audit Services, which is briefly described in the next section of this Proxy Statement. The Audit Committee concluded that the independent registered public accountants are independent from PepsiCo and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 28, 2013, for filing with the SEC. The Audit Committee has also retained KPMG as the Company’s independent registered public accountants for the fiscal year 2014. The Audit Committee and the Board believe that the continued retention of KPMG to serve as the Company’s independent registered public accountants is in the best interests of the Company and its shareholders and have recommended that shareholders ratify the appointment of KPMG as the Company’s independent registered public accountants for the fiscal year 2014.

THE AUDIT COMMITTEE

DINA DUBLON, CHAIR SHONA L. BROWN GEORGE W. BUCKLEY	IAN M. COOK ALBERTO WEISSER

The information contained in the above report will not be deemed to be “soliciting material” or “filed” with the SEC, nor will this information be incorporated into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent we specifically incorporate such report by reference.

PepsiCo 2014 Proxy Statement	27

AUDIT AND NON-AUDIT FEES

The following table presents fees billed for professional audit services rendered by KPMG, the Company’s independent registered public accountants, for the audit of the Company’s annual consolidated financial statements for 2012 and 2013, and fees billed for other services rendered by KPMG.

	2012	2013
Audit fees(1)	$24,104,000	$24,093,000

Audit-related fees(2)	$1,954,000	$2,018,000

Tax fees(3)	$442,000	$708,000

All other fees(4)	$151,000	$68,000

(1)	Audit fees for 2012 and 2013 consisted of fees for the audits of the Company’s annual consolidated financial statements, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services related to statutory filings or engagements.

(2)	Audit-related fees for 2012 and 2013 consisted primarily of the audits of certain employee benefit plans, due diligence reviews and other procedures performed in connection with business transactions, agreed upon procedures reports, attestation reports and the issuance of comfort letters.

(3)	Tax fees for 2012 and 2013 consisted primarily of international tax compliance services.

(4)	All other fees consisted of fees for assessments of technology risk, contract compliance, and business process outsourcing alternatives for 2012 and services/assistance with an operational process assessment for 2013.

We understand the need for the independent registered public accountants to maintain their objectivity and independence, both in appearance and in fact, in their audit of PepsiCo’s financial statements. Accordingly, the Audit Committee has adopted the PepsiCo Policy for Pre-Approval of Audit, Audit-Related and Non-Audit Services. The policy provides that the Audit Committee will engage the independent registered public accountants for the audit of PepsiCo’s consolidated financial statements and other audit-related, tax and other non-audit work. The policy provides that on an annual basis the independent registered public accountants’ Global Lead Audit Partner will review with the Audit Committee the services the independent registered public accountants expect to provide in the coming year and the related fee estimates, and that the Audit Committee will consider for pre-approval a schedule of such services. The policy further provides that the Audit Committee will specifically pre-approve engagements for services that are not pre-approved through the annual process. The Audit Committee Chair is authorized under the policy to pre-approve any audit, audit-related, tax, or other non-audit services between Audit Committee meetings, provided such interim pre-approvals are reviewed with the full Audit Committee at its next meeting. In addition, PepsiCo provides the Audit Committee with a status report at each of its regularly scheduled meetings regarding the Audit Committee’s pre-approval of audit, audit-related, tax or other non-audit services that the independent registered public accountants have been pre-approved to perform, have been asked to provide or may be expected to provide during the balance of the year.

28	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Philosophy.    PepsiCo’s executive compensation programs are designed to align the interests of PepsiCo’s executive officers with those of our shareholders. Our compensation philosophy is to provide market-competitive programs that enable PepsiCo to attract and retain world-class talent, with pay directly linked to the achievement of short- and long-term performance goals that foster the creation of sustainable long-term shareholder value. Our Compensation Committee sets financial targets for executive officer incentive pay at or above the external financial goals communicated to shareholders because we believe executive officers should only receive target payouts if PepsiCo meets our financial goals to shareholders.

Engagement with Our Shareholders.    PepsiCo has a longstanding practice of engaging with shareholders on executive compensation matters. During 2013, PepsiCo’s senior management conducted a substantial number of meetings with shareholders to discuss our executive compensation programs and governance. Our Compensation Committee incorporates the feedback we receive from our shareholders into its annual review of program components, targets and payouts to maintain awareness of emerging practices and ensure the continued strength of our pay-for-performance alignment.

Elements of Our Program.    The table below summarizes the elements of total direct compensation opportunities for our CEO and other NEOs:

ELEMENTS OF TOTAL DIRECT COMPENSATION
Component	CEO Pay Mix	Metrics		Performance Period
Long-Term Incentive Awards	72%	PepsiCo Performance Stock Units (PEPunits) (60%)	Based on absolute stock price performance and total shareholder return (TSR) relative to the S&P 500	Three years
		Long-Term Cash (“LTC”) Awards (40%)	Based on key business operating metrics, including earnings per share (EPS) and return on invested capital (ROIC) measures	Three years
Annual Cash Incentives	19%	Combination of business unit operating performance, including revenue, cash flow, profit and share of retail sales, and individual performance objectives		One year
Base Salary	9%	Fixed pay reflecting internal role and competitiveness
At PepsiCo, over 90% of CEO total direct compensation is performance-based to ensure that pay is directly linked to the creation of sustainable long-term shareholder value.

Strong Governance Features.    Our Compensation Committee has incorporated the following strong governance features into our program:

•	No Employment Agreements with Executive Officers

•	No Supplemental Executive Retirement Plans for Executive Officers

•	Long-Term Incentive Awards are Subject to Double-Trigger Vesting upon Change of Control

•	Annual and Long-Term Incentive Programs Contain a Balanced Mix of Top-Line and Bottom-Line, External and Internal Performance Metrics
•	Clawback Policy Applies to Executive Officer Annual Incentive, Long-Term Incentive and Deferral Programs

•	Executive Officers are Subject to Strong Stock Ownership Guidelines

•	Executives Officers are Prohibited from Hedging or Pledging Company Stock

•	No Backdating or Repricing of Equity Awards

•	Financial Targets for Performance Awards Never Reset

PepsiCo 2014 Proxy Statement	29

EXECUTIVE COMPENSATION (CONTINUED)

At our 2013 Annual Meeting, shareholders showed strong support for our executive compensation program, with approximately 92% of the votes cast approving our advisory resolution.

Taking into account the strong support demonstrated by our shareholders, the Compensation Committee determined to maintain our existing executive compensation program.

The Compensation Discussion and Analysis describes the compensation of the following NEOs:

Name	Title
Indra K. Nooyi	Chairman and Chief Executive Officer, PepsiCo
Hugh F. Johnston	Executive Vice President and Chief Financial Officer, PepsiCo
Brian C. Cornell	CEO, PepsiCo Americas Foods (“PAF”)
Zein Abdalla	President, PepsiCo
Mehmood Khan	Executive Vice President, PepsiCo and Chief Scientific Officer, Global Research and Development

2013 Company Performance

In 2013, PepsiCo met or exceeded the financial goals announced to shareholders despite continued challenging and volatile macroeconomic conditions around the globe. We successfully executed against our broader strategic agenda and continued to invest in long-term value creation, while returning $6.4 billion to shareholders through share repurchases and dividends last year. We believe that our strong focus on brand building and innovation, our extensive portfolio of diversified products spanning a broad global footprint, and our aggressive focus on productivity provided the foundation to deliver strong and well-balanced operating performance in 2013.

Company Performance Measures(1)	Financial Goals	Actual Results
Organic Revenue Growth	Mid-single digits	Mid-single digits
Core Constant Currency Earnings Per Share (EPS) Growth	7.0%	8.9%
Free Cash Flow Excluding Certain Items	>$7.0 billion	$8.2 billion
Core Net Return On Invested Capital (ROIC)	+50 bps	+110 bps

(1)	Organic revenue, core constant currency earnings per share, free cash flow excluding certain items and core net return on invested capital are non-GAAP financial measures that exclude certain items. Please refer to Exhibit A to this Proxy Statement for a reconciliation of these measures relative to reported GAAP financial results, and to PepsiCo’s 2013 Form 10-K for a more detailed description of the items excluded from these measures. To ensure that performance is evaluated in a manner consistent with how management evaluates our operational results and trends the Compensation Committee applies business performance metrics that are measured on an organic or core constant currency basis to both long-term and annual incentive awards. Constant currency financial measures assume constant foreign currency exchange rates for comparing year-over-year results to provide that executives are incentivized to grow non-U.S. operations with respect to the applicable local currency, and do not receive windfall incentive payouts as a result of currency fluctuations.

Additional 2013 performance highlights include:

•	Delivering more than $900 million of productivity savings during 2013, remaining on track to achieve our previously announced three-year, $3 billion productivity goal for 2012-2014;

•	Returning $6.4 billion to shareholders through share repurchases and dividends; and

•	Achieving total shareholder return (“TSR”) of 25% for 2013.

30	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

Impact of Company Performance on 2013 NEO Pay

2013 Chairman and CEO Pay Decisions

Under Ms. Nooyi’s leadership, PepsiCo delivered strong 2013 performance while continuing to remain focused on long-term value creation for its shareholders. Ms. Nooyi made substantial progress on the initiatives we undertook in 2012 to position PepsiCo for future success. These initiatives included increasing our investment in our largest global brands; stepping up our innovation program, including the successful launch of six new products that are expected to achieve over $100 million each in annual retail sales in their first year; expanding our research and development capability, including opening a new state-of-the-art food and beverage innovation center in Shanghai, China; and continuing our multi-year productivity program that resulted in over $900 million in savings in 2013.

In recognition of these accomplishments, the Board approved a 2013 annual incentive award for Ms. Nooyi of $4.0 million and a long-term incentive (“LTI”) award with a grant date value of $13.0 million. The actual LTI value realized will depend upon achievement of critical operating objectives and absolute and relative stock performance targets established by the Compensation Committee.

2013 Chairman and CEO Total Direct Compensation1

Performance Year	Base Salary (MM)	Annual Incentive Award (MM)	PEPunit Value (MM)[2]	LTC Award Value (MM)[3]	Total Direct Compensation
2013	$1.6	$4.0	$7.8	$5.2	$18.6

[1]	Information reflected in this table differs from, and is not a substitute for, the information presented in the 2013 Summary Compensation Table on page 45 of this Proxy Statement.

[2]

PEPunit award values are approved by the Board for a specific performance year, with awards granted in the following year. PEPunit award values presented above are expressed in U.S. dollars prior to the application of accounting guidance on share-based payments, and accordingly differ from the value reported in the 2013 Summary Compensation Table under SEC disclosure rules.

[3]	LTC Award values are approved by the Board for a specific performance year, with awards granted in the following year.

Long-Term Incentive Awards

After a comprehensive review and consideration of feedback from shareholders, PepsiCo introduced in 2012 a new 100% performance-based Long-Term Incentive program that included two distinct components, PepsiCo Equity Performance Units (“PEPunits”) and Long-Term Cash Awards (“LTC Awards”). PEPunits, which represent 60% of the annual LTI award, and the LTC award, which represents 40% of the annual LTI award, are designed to reward achievement of key operating metrics and market-based performance as measured through both absolute stock price and relative TSR performance over a three-year performance period. This program replaced PepsiCo’s former long-term incentive program that consisted of a combination of 50% Stock Options and 50% Performance Stock Units (“PSUs”).

Overview of PepsiCo Long-Term Incentive Awards – Performance Period and Vesting Schedule

Award Year	Vehicles	Performance Period	Vesting Date
2011	PSUs/Stock Options	2011 – 2012	March 2014
2012	PEPunits/LTC Award	2012 – 2014	March 2015
2013	PEPunits/LTC Award	2013 – 2015	March 2016

PepsiCo 2014 Proxy Statement	31

EXECUTIVE COMPENSATION (CONTINUED)

The 2011 PSUs vested and were paid out in March 2014 based on 2011-2012 two-year average performance of two equally weighted financial metrics:

•	two-year average core constant currency EPS growth; and

•

two-year average core constant currency International Net Revenue growth[1] as a multiple of two-year average core constant currency North America Net Revenue growth[2] (with a minimum floor of 2% North America Net Revenue growth).

PepsiCo’s actual two-year (2011-2012) average core constant currency EPS growth of 0.2% was lower than the target range of 7% to 9% growth set by the Compensation Committee. PepsiCo’s actual two-year (2011-2012) average core constant currency International Net Revenue growth as a multiple of North America core constant currency Net Revenue growth of 4.0x exceeded the target 2.0-2.5x growth set by the Compensation Committee. As a result, 62.5% of the target 2011 PSUs were earned by executive officers based on 2011 and 2012 performance. The 2011 PSUs were subject to an additional year of service-based vesting. The table below reflects the 2011 PSUs delivered to executive officers in March 2014:

Name(1)	2011 PSUs Granted	2011 PSUs Vested and Paid Out in 2014
Indra K. Nooyi	98,039	61,274
Hugh F. Johnston	17,569	10,981
Zein Abdalla	18,824	11,765
Mehmood Khan	17,647	11,029

(1)	Mr. Cornell did not receive a 2011 PSU award because he was not a PepsiCo employee at the time of grant.

In addition, in February 2014, the Compensation Committee certified the level of performance achieved with respect to the three-year performance goals applicable to 50% of the 78,431 retention PSUs granted to each of Mr. Abdalla and Dr. Khan in March 2011. Because the performance goals, which related to specified business units, were not met, each executive will forfeit 39,215 PSUs. Performance goals with respect to the remaining 50% of each award will be certified by the Compensation Committee after conclusion of the applicable 2011-2015 five-year performance period.

Annual Incentive Awards

Consistent with our pay-for-performance philosophy, all of our NEOs are awarded annual incentives that reflect the achievement of annual business objectives against pre-approved targets. The business objectives reflect a combination of key financial drivers as well as strategic objectives based on an executive’s role and accountabilities aligned with Performance with Purpose, our strategy for driving sustainable growth over the long term while continuing to deliver strong and consistent annual financial results. Annual incentive award payments for our NEOs were above target based on the strong 2013 business and individual performance described on pages 36-38.

[1]	Reflects core constant currency Net Revenue growth for all countries other than Canada and the United States, adjusted for merger and acquisition activities.
[2]	Reflects core constant currency Net Revenue growth for Canada and the United States, adjusted for merger and acquisition activities.

32	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

NEO PAY MIX

To align pay levels for NEOs with the Company’s performance, our pay mix places the greatest emphasis on performance-based incentives. Over 90% of our Chairman and CEO’s target total compensation, and approximately 80%–85% of the average target total compensation of our other NEOs, is performance-based:

COMPONENTS OF OUR EXECUTIVE COMPENSATION AND BENEFITS PROGRAMS

The primary components of our executive compensation and benefits programs are summarized in the following table:

Type	Component	Objective
Performance-Based Compensation	Long-Term Incentive Awards

-   Align executive officers’ rewards with returns delivered to PepsiCo’s shareholders

-   Incent achievement of stock performance objectives (absolute stock price and relative TSR) through PEPunit awards and critical operating performance objectives (EPS and ROIC) through LTC Awards over a three-year period

Annual Cash Incentive Awards

-   Drive Company and business unit performance including growth in revenue and profitability, free cash flow, and share of retail sales

-   Deliver individual performance against specific business imperatives such as improving operating efficiencies, driving sustainable innovation, increasing customer satisfaction and development of a diverse and talented workforce

	Base Salary	- Provide market-competitive fixed pay reflective of an executive’s role, responsibilities and individual performance
Fixed Compensation	Retirement Programs	- Provide retirement benefits at market-competitive levels consistent with programs for our broad-based employee population
	Benefits and Perquisites	- Provide market-competitive benefits

PepsiCo 2014 Proxy Statement	33

EXECUTIVE COMPENSATION (CONTINUED)

1. Long-Term Incentive Awards.    The annual LTI award is weighted more heavily than any other component of total compensation for NEOs. Target LTI award levels vary by position and are determined based on competitive benchmarking. Target award levels are expressed in dollars (rather than as a percentage of base salary). In 2013, the actual size of awards granted could range from 0% to 125% of target and were determined for each executive officer based on prior year business performance, individual performance and potential for future contributions to PepsiCo, as determined by the Compensation Committee. The Compensation Committee directly approves individual awards to executive officers.

1(a). PEPunit Awards: Alignment with Shareholder Returns.    PEPunits strengthen alignment to long-term shareholder value creation by providing our NEOs with an opportunity to earn shares of PepsiCo Common Stock with a value that adjusts upon changes in PepsiCo’s absolute stock price growth as well as PepsiCo’s TSR relative to the S&P 500 over a three-year period. The illustration below depicts how the number of shares earned at the end of the performance period is determined:

The Absolute Stock Price Adjustment, which can range from 0% to 150%, is calculated as the stock price at the end of the performance period divided by the stock price at the beginning of the performance period using a 90-day average. In addition to absolute stock price growth, the final number of shares that are earned at the end of the performance period is subject to a Relative TSR Adjustment, which can range from -25 percentage points to +25 percentage points. Additional shares can be earned with relative TSR performance above the median of the S&P 500, with earned shares reduced by relative TSR below the median.

In 2013, further enhancements were made to the PEPunit design which incorporated feedback received during PepsiCo’s shareholder engagement meetings.

•

Require positive TSR or delivery of above-median TSR performance relative to the S&P 500 in order to pay out any shares. In other words, PepsiCo TSR of zero that is at or below median performance relative to the S&P 500 will result in a zero payout.[3] For the 2013 PEPunits, the Relative TSR adjustment is additive rather than multiplicative as referenced in the illustration above. A maximum payout of 175% of target can only be earned for relative TSR performance that is greater than or equal to 75th percentile of the S&P 500.

•

Incorporate a stock price performance hurdle of 5% growth compounded annually (or approximately a 16% premium added to the ending stock price for the three-year performance period) in order to achieve target payout assuming median TSR performance relative to the S&P 500.

[3]	Assumes an annual dividend yield of approximately 3%.

34	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

The following example illustrates PEPunit payouts at various levels of performance based on median TSR performance relative to the S&P 500:

1(b). LTC Award: Focus on Operating Performance.    We believe that the LTC Award complements PEPunits by incentivizing our executive officers to focus on critical operating performance objectives not included in the annual performance incentive. The LTC Award is denominated and paid in cash, subject to the level of performance achieved with respect to two equally weighted financial metrics: core net ROIC and core constant currency EPS. Beginning with the 2013 award, the LTC Award payout can range from 0 – 175% of the target award opportunity.

Core net ROIC was chosen as a performance metric because it aligns with our commitment to shareholders to improve both capital spending and working capital management, ensuring that we continue to improve the efficiency of our asset base. Core constant currency EPS was selected as the second operating metric because it represents a key metric followed by shareholders and incorporates key elements of financial success, including top-line growth in revenue, expense control and the effectiveness of investments made in the business over time and bottom-line profitability.

PepsiCo 2014 Proxy Statement	35

EXECUTIVE COMPENSATION (CONTINUED)

1(c). Performance-Based Retention Awards.    The Compensation Committee selectively grants retention equity awards to talented leaders who are critical to PepsiCo’s business continuity and growth. These awards are generally granted in the form of PSUs, but may consist of stock options or restricted stock units (“RSUs”) with vesting periods designed to facilitate retention through key business and/or career milestones. The awards have no value to the executive unless the executive remains employed with PepsiCo for the relevant vesting period and minimum performance criteria are met. The awards are cancelled if the executive terminates employment or retires prior to the end of the vesting period or if the underlying performance goals are not attained.

The Board of Directors granted retention PSU awards to the following NEOs on July 19, 2013:

Name	Retention PSUs Granted	Vesting Date
Brian Cornell	69,364	July 2018
Hugh F. Johnston	57,803	July 2018
Zein Abdalla	57,803	July 2018
Mehmood Khan	34,682	July 2016

These awards are earned based on PepsiCo’s TSR relative to the S&P 500 over a 3-year performance period from August 1, 2013 through July 31, 2016, and the payout can range from 0 – 125% of target.

•	To receive a target payout, PepsiCo’s TSR for the 3-year performance period must be at the median relative to the S&P 500.

•	To receive maximum payout capped at 125% of target, PepsiCo’s TSR must be at or above the 75th percentile relative to the S&P 500.

•	The awards will not pay out if PepsiCo’s TSR is below the 25th percentile relative to the S&P 500.

•

To ensure that PSU payouts are aligned with shareholder returns, the downside leverage for below-target performance is twice as steep as the upside leverage for above-target performance. Specific payout values are interpolated on a one-for-one basis between median and 75th percentile performance and on a two-for-one basis between 25th percentile and median performance.

In addition, the awards for Messrs. Johnston, Cornell and Abdalla require further continued service through July 19, 2018. Notwithstanding the achievement of any performance target established by the Committee, the Committee has the discretion to reduce the number of PSUs paid.

2. Annual Cash Incentive Awards.    We provide annual cash incentive opportunities to our NEOs under the PepsiCo, Inc. Executive Incentive Compensation Plan (“EICP”). Awards granted under the EICP are designed to drive Company, business unit and individual performance.

Each executive officer’s target annual incentive opportunity (expressed as a percentage of base salary) is based on job responsibility, alignment with internally comparable positions and peer company market data. If financial performance with respect to a specific measure is above or below target, the actual payout will be above or below the target annual incentive opportunity for that measure.

When determining the actual annual incentive award payable to each executive officer, the Compensation Committee considers both business and individual performance. Weighting of performance metrics for NEOs other than the Chairman and CEO are illustrated below:

36	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

Business Performance Metrics:    Our annual incentive plan applies business performance metrics that executives directly influence to ensure a link between annual performance and actual incentive payments. The business performance measures used in the annual incentive program relate to Company-wide performance or business unit performance depending on the NEO’s position and scope of responsibility. The 2013 business performance metrics used by the Compensation Committee for each NEO are listed in the table below:

Name	Weighting	Business Performance Metrics
Indra K. Nooyi	100% PepsiCo	Organic Revenue(1), EPS(2), Cash Flow(3) and Core Net ROIC(4)
Hugh F. Johnston	100% PepsiCo	Organic Revenue, Net Income, Cash Flow and Share of Retail Sales(5)
Brian Cornell	100% PAF	Organic Revenue, NOPBT(6), Cash Flow and Share of Retail Sales
Zein Abdalla(7)	50% PepsiCo Europe/50% PepsiCo	Organic Revenue, NOPBT, Cash Flow and Share of Retail Sales
Mehmood Khan	100% PepsiCo	Organic Revenue, Net Income, Cash Flow and Share of Retail Sales

(1)	“Organic Revenue” represents Organic Revenue growth, as calculated in accordance with the reconciliation included in Exhibit A to this Proxy Statement.

(2)	Measured on a core constant currency basis, as calculated in accordance with the reconciliation included in Exhibit A to this Proxy Statement.

(3)	“Cash Flow” represents Free Cash Flow adjusted for the items reflected in the reconciliation included in Exhibit A to this Proxy Statement.

(4)	“Core Net ROIC” represents Net Income attributable to PepsiCo plus after-tax net interest expense, divided by the average of invested capital less cash, cash equivalents and short-term investments, adjusted, in each case, for the non-core items reflected in the Net Income Attributable to PepsiCo reconciliation included in Exhibit A to this Proxy Statement, for the five quarters ended December 28, 2013.

(5)	“Share of Retail Sales” represents food and beverage share of retail sales in certain categories and markets in which PepsiCo operates.

(6)	“NOPBT” represents net operating profit before taxes, excluding net interest expense and corporate unallocated expenses.

(7)	Prior to becoming President, Mr. Abdalla previously held the position of CEO, PepsiCo Europe until September 2012. When an executive officer assumes a new leadership position, the annual incentive award for the next year is determined based 50% on the performance for the prior business unit and 50% on performance related to his new position.

Business Results:    In determining annual incentive awards for 2013, the Compensation Committee considered actual Company performance against the pre-established performance targets noted in the table below. Our executive officers’ performance targets were set at or above the financial goals PepsiCo communicated to shareholders to ensure the performance targets are challenging and our executive officers are motivated to deliver on our financial goals.

Compensation Performance Measures	Financial Goals	Performance Targets	Actual Results
Organic Revenue Growth	Mid-single digits	5.1%	4.0%
Core Constant Currency Net Income Growth	*	6.5%	7.9%
Core Constant Currency EPS Growth	7.0%	7.0%	8.9%
Free Cash Flow Excluding Certain Items	>$7.0 billion	$7.9 billion	$8.2 billion
Core Net ROIC	+50 bps	+50 bps	+110 bps

*	PepsiCo does not publicly announce net income goals.

PepsiCo’s Share of Retail Sales targets for each business unit and business unit Cash Flow and NOPBT performance targets, which were intended to be challenging, are not disclosed because such disclosure would result in competitive harm to PepsiCo. Consistent with external disclosures, business unit targets were set at levels necessary to deliver long-term high-single-digit core constant currency EPS growth.

PepsiCo 2014 Proxy Statement	37

EXECUTIVE COMPENSATION (CONTINUED)

Individual Performance Metrics:    The Compensation Committee evaluates individual performance based on metrics related to an individual’s contribution to PepsiCo’s strategic business imperatives, such as improving operating efficiencies, driving sustainable innovation, increasing customer satisfaction and management and development of a diverse and talented workforce. The strategic business imperatives are intended to be challenging. They can be both qualitative and quantitative and vary for each executive officer.

Individual Results:    In determining annual incentive awards for 2013, the Compensation Committee considered the following individual accomplishments by NEOs other than the Chairman and CEO.

•

Mr. Johnston:    During 2013, Mr. Johnston’s leadership was critical to PepsiCo’s strong financial results despite challenging macroeconomic conditions in both developed and emerging markets, as well as several markets experiencing political and civil unrest. Mr. Johnston has remained focused on generating cash flow through more efficient working capital management and continued tight controls over capital spending. This resulted in PepsiCo returning $6.4 billion to shareholders through dividends and share repurchases.

•

Mr. Cornell:    Mr. Cornell’s leadership led to strong performance in our PAF business. Both Frito-Lay North America and Latin America Foods delivered strong results, offsetting Quaker Foods North America performance, with growth in revenue and volume, driven by innovation, increased investments in advertising and Mr. Cornell’s continued focus on generating productivity gains through executional excellence.

•

Mr. Abdalla:    In 2013, Mr. Abdalla continued to lead PepsiCo’s multi-year productivity efforts with strong gains realized through the acceleration of global procurement initiatives and coordination of the global supply chain. This resulted in PepsiCo delivering over $900 million of productivity savings during 2013, remaining on track to achieve our previously announced three-year, $3 billion productivity goal for 2012-2014. In addition, Mr. Abdalla successfully led initiatives to improve PepsiCo’s brand equity and to solidify PepsiCo’s new global operating model introduced in 2012 by creating greater cohesion among global functions and building a stronger global brand and innovation community within the Company.

•

Dr. Khan:    In his role as Chief Scientific Officer, Dr. Khan is instrumental in leading PepsiCo’s innovation efforts from ideation to commercialization. During 2013, Dr. Khan made significant progress towards the advancement of technologies that will improve our beverage and snack portfolios in retail and foodservice business channels. Innovation as a percentage of PepsiCo’s net revenue was more than 8% in 2013, a 100 basis point increase year-over-year, and six new products were introduced in 2013 that are expected to achieve over $100 million each in annual retail sales in their first year.

Overall Results:    The following table summarizes the actual annual incentive awards paid to the NEOs in March 2014 based on 2013 business and individual performance in the context of the target annual incentive opportunity and the potential range of payouts:

Name	Target Annual Incentive (% of Base Salary)	Range of Potential Payouts Based on Business & Individual Results ($000)	Actual Annual Incentive Award ($000)	Actual Annual Incentive as a % of Target Incentive
Indra K. Nooyi	200%	0 – 6,400	4,000	125%
Hugh F. Johnston	140%	0 – 2,218	1,422	127%
Brian Cornell	150%	0 – 2,673	1,728	128%
Zein Abdalla	150%	0 – 2,673	1,424	106%
Mehmood Khan	130%	0 – 1,802	1,174	129%

38	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

3. Base Salary.    The Compensation Committee annually reviews NEO salaries, and annual salary increases are not automatic or guaranteed. When considering any adjustments, the Compensation Committee takes into account data for similar positions among our peer group and other Fortune 500 companies, internal pay equity, and the underlying accountabilities and scope of responsibility for each position. The base salaries paid to our NEOs in 2013 are presented in the 2013 Summary Compensation Table on page 45 of this Proxy Statement. There were no changes to NEO base salaries for 2013 or 2014.

4. Retirement Programs.    The Company’s retirement programs are designed to facilitate the retirement of employees who have performed at PepsiCo over the long term. The Company maintains a qualified defined benefit pension plan for the majority of U.S. salaried employees hired before January 1, 2011, and a non-qualified defined benefit pension plan, the PepsiCo Pension Equalization Plan (the “PEP”), for those employees with annual compensation or pension benefits in excess of the limits imposed by the Internal Revenue Code (the “IRC”). The PEP provides for a benefit under the same formula as provided under the qualified plan, but without regard to the IRC limits. The terms of these plans are substantially the same for all participating employees and are described in the narrative to the 2013 Pension Benefits Table on page 53 of this Proxy Statement. Ms. Nooyi, Mr. Johnston, Mr. Abdalla and Dr. Khan have accrued pension benefits under these plans. They also participate, along with Mr. Cornell, in the PepsiCo Savings Plan, the same tax-qualified savings plan provided to other U.S. salaried employees. Mr. Cornell has grandfathered benefits in both the qualified and non-qualified defined benefit plans based on his prior service with PepsiCo. These benefits will not grow with any additional earnings or service.

Until his relocation to the United States in September 2012, Mr. Abdalla participated in the PepsiCo International Retirement Plan (the “PIRP”), a separate international non-qualified defined benefit pension plan that provides a pension benefit to designated executives who live and work outside of their home country. The pension benefit provided under the PIRP is substantially the same as that provided to U.S. salaried employees under the U.S. qualified salaried pension plan and PEP and is offset by amounts paid to the executive by the Company under any other Company-sponsored retirement plan or government mandated retirement or severance programs.

U.S. salaried employees hired or rehired on or after January 1, 2011 are eligible to receive company-provided automatic retirement contributions (“ARC”) under the PepsiCo Savings Plan equal to a percentage of pay based on age and years of service. Eligible employees whose participation in the ARC portion of the PepsiCo Savings Plan is limited due to IRC limitations on qualified plan compensation and benefits are also eligible to participate in the PepsiCo Automatic Retirement Contribution Equalization Plan (“ARC-E”), a non-qualified, non-elective defined contribution deferred compensation plan. Total ARC and ARC–E contributions are capped at the IRC Section 401(a)(17) limit. Because Mr. Cornell was rehired by the Company after January 1, 2011, he participates in the ARC portion of the PepsiCo Savings Plan and the ARC-E.

Our NEOs are also eligible for retiree medical coverage on the same terms as our other employees. PepsiCo does not provide executive officers any special benefit plans such as executive life insurance, and the Company does not provide any enhanced retirement benefit formulas to our NEOs.

PepsiCo 2014 Proxy Statement	39

EXECUTIVE COMPENSATION (CONTINUED)

5. Benefits and Perquisites

5(a). Benefits.    Executive officers receive the same healthcare benefits as other employees. U.S.-based medical benefits are the same for all participants in the Company’s healthcare program; however, our executive officers are required to pay two times as much as non-executive employees for their coverage. International medical benefits plans vary, but executives typically receive the benefits offered in the relevant broad-based plan.

PepsiCo’s global mobility program facilitates the assignment of employees to positions in other countries by minimizing any financial detriment or gain to the employee from the international assignment. Mr. Abdalla participated in the global mobility program while on an international assignment in Geneva, Switzerland as CEO, PepsiCo Europe. Under the program, Mr. Abdalla’s compensation package through September 2012 was linked to the U.S. compensation structure as a result of being considered global talent with continued PepsiCo assignments outside of his home country. Mr. Abdalla economically paid taxes at a U.S. income tax rate on compensation and received housing and other allowances to reflect the incremental cost of living in Geneva, Switzerland, as compared to the U.S.

In connection with his role as President, PepsiCo, Mr. Abdalla was transitioned to a U.S.-local pay package. Mr. Abdalla continued to receive housing, cost-of-living and educational benefits during the transition of his family’s relocation to the United States following the 2012-2013 school term. Mr. Abdalla also received periodic home leave flights to Geneva until his family’s relocation was completed in July 2013. To assist with expenses related to his move to the United States, the Compensation Committee approved transition payments of $200,000 in September 2013 and $100,000 in September 2014, in each case subject to applicable taxes and Mr. Abdalla’s continued employment through such dates.

In addition, executive officers who relocate at PepsiCo’s request are supported under the relocation program available to all PepsiCo salaried employees. The program covers relocation expenses, such as household goods shipment, and applicable reimbursement of taxes associated with moving. Messrs. Abdalla and Cornell and Dr. Khan received support under PepsiCo’s relocation program in 2013.

5(b). Perquisites.    Consistent with our pay-for-performance philosophy, we limit executive perquisites to a company car allowance, an annual physical and limited personal use of company aircraft and ground transportation.

As an internationally recognized business leader and public figure, the Compensation Committee requires Ms. Nooyi to use company aircraft and ground transportation for all travel. This requirement serves to enhance her security and personal safety, and to increase her time available for business purposes. The Committee reaffirmed this requirement following a detailed independent security study, which was updated in 2013. This independent study identified real and present risks for Ms. Nooyi due to her considerable visibility in multimedia venues as the leader and identifiable face of PepsiCo, one of the largest and most recognized U.S. corporations.

As in prior years, the Committee reviewed her personal aircraft usage for 2013 and deemed it suitable. The Committee will continue its ongoing assessment of Ms. Nooyi’s perquisites to ensure they remain appropriate. Ms. Nooyi is fully responsible for personal income tax liability associated with her perquisites.

Personal use of Company aircraft is made available to other executive officers on a limited basis. Executives are fully responsible for personal income tax liability associated with personal use of Company ground transportation and Company aircraft. Business Unit CEOs must reimburse PepsiCo for the full variable operating cost of personal flights in excess of a limited number of hours per year as established by the Compensation Committee. Personal use of Company ground transportation and Company aircraft for other executive officers must be approved by the Chairman and CEO on a case-by-case basis.

5(c). Change-in-Control Provisions.    NEOs are not eligible to receive any cash severance, continued health and welfare benefits, pension service credit, tax gross-ups or any other change-in-control benefits other than change-in-control protections under our shareholder-approved long-term incentive plans.

Our long-term incentive plans provide all employees, NEOs and non-employee directors change-in-control protection for their LTI awards. For outstanding unvested awards, stock options and RSUs vest, and PSUs and PEPunits are paid at target, even if results are above target, if the

40	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

participant is terminated without cause or resigns for good reason within two years following a change-in-control of PepsiCo (i.e., “double trigger” vesting) or if the acquiring entity fails to assume the awards. We utilize “double trigger” vesting to ensure management talent will be available to assist in the successful integration following a change-in-control and to align with prevailing governance practices.

5(d). Executive Deferral.    Under the PepsiCo Executive Income Deferral Program, most U.S.-based executives can elect to defer up to 75% of their base salary and up to 100% of their annual cash incentive awards into phantom investment funds on a tax-deferred basis. Executives have the opportunity to invest their deferrals into market-based funds, including the PepsiCo Common Stock Fund. The executive deferral program does not guarantee a rate of return, and none of the funds provide “above market” earnings. PepsiCo does not match any executive’s deferrals.

The PepsiCo Executive Income Deferral Program is a non-qualified and unfunded program in which account balances are unsecured and at-risk. This means that the participants’ balances may be forfeited in the event of the Company’s bankruptcy. The narrative accompanying the 2013 Non-Qualified Deferred Compensation Table beginning on page 55 of this Proxy Statement describes the material features of the executive deferral program.

HOW WE DETERMINE COMPENSATION

Role of the Compensation Committee.    The Compensation Committee oversees the design and administration of PepsiCo’s executive compensation programs and evaluates these programs against competitive practices, legal and regulatory developments and corporate governance trends. As part of its processes and procedures for determining executive compensation, the Compensation Committee periodically:

•	reviews and approves compensation-related performance goals and other objectives of our Chairman and CEO, and recommends CEO compensation to the independent members of the Board based on performance;

•

evaluates and approves executive officer compensation to ensure that a significant portion is performance-based, while creating incentives for above-target performance and consequences for below-target performance;

•	reviews and establishes the peer group companies used as a reference to benchmark Company performance and executive officer compensation;

•	reviews and approves executive compensation policies, such as share ownership requirements and prohibitions against pledging and hedging of PepsiCo shares;

•

references tally sheets, which provide a comprehensive overview of the aggregate value of the compensation and benefits for executive officers, as well as the total value they would receive upon a variety of termination scenarios (such as resignation, retirement, long-term disability, death and change-in-control);

•	sets the specific performance targets for incentive awards to govern the compensation paid to our executive officers;

•

confirms with the Compensation Committee’s independent external advisor that total compensation paid to each executive officer is appropriate based on comparing the Company’s financial performance relative to the peer group as measured by financial metrics including shareholder returns and operating performance;

•	approves base salary adjustments to the extent they are warranted by changes in market pay data; and

•	approves annual and long-term incentive award payouts based on performance achieved relative to the pre-established performance targets.

Role of the Independent External Advisor.    The Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“Cook”) as its independent external advisor. The Compensation Committee considers analysis and advice from Cook when making compensation decisions and recommendations for the Chairman and CEO and the executive officers, and when making decisions on plan design. Cook provides recommendations on Chairman and CEO pay directly to the Compensation Committee without consulting the Chairman and CEO or management.

Cook attends the Compensation Committee meetings, and Compensation Committee members have direct access to the advisor without management involvement. The Compensation Committee has the sole authority to hire and terminate the advisor. The advisor sometimes

PepsiCo 2014 Proxy Statement	41

EXECUTIVE COMPENSATION (CONTINUED)

obtains input from management to ensure that the recommendations and advice reinforce PepsiCo’s business strategy, principles and values.

The services performed by Cook have been limited to executive compensation consulting. Cook is prohibited from undertaking any other work with PepsiCo management or employees, and undertook no such work in 2013.

Role of Management.    The Compensation Committee and Board of Directors determine the compensation of the Chairman and CEO without management input. The Compensation Committee meets with the Chairman and CEO at the beginning of the year to agree upon her performance objectives for the year. At the end of the year, the Chairman and CEO provides the Compensation Committee with a self-assessment based on her achievement of the agreed-upon objectives and other leadership accomplishments. This self-assessment, in addition to Company performance, is used by the Compensation Committee in determining the Chairman and CEO’s compensation.

The Compensation Committee solicits input from the Chairman and CEO to obtain her evaluation of performance and her recommendation in determining pay for other executive officers. No executive officer is present when his or her compensation is discussed by the Compensation Committee or the Board of Directors.

Peer Group.    The Compensation Committee utilizes a peer group to evaluate whether executive officer pay levels are aligned with Company performance on a relative basis and to benchmark PepsiCo’s compensation design and governance features. The Compensation Committee primarily identifies companies that are of comparable size (based on revenue and market capitalization), maintain strong consumer brands, have an innovative culture, compete with PepsiCo for executive talent and/or possess significant international operations.

The Compensation Committee reaffirmed in 2013 that the current peer group companies used for pay and performance benchmarking continue to meet the above criteria.

PepsiCo 2013 Compensation Peer Group

3M Company

Abbott Laboratories

Anheuser-Busch InBev SA/NV

Apple, Inc.

The Coca-Cola Company

Colgate-Palmolive Company

General Electric Company

General Mills, Inc.

Groupe Danone

Hewlett-Packard Company

International Business Machines Corp.

Johnson & Johnson

Kellogg Company

Kraft Foods Group, Inc.

McDonald’s Corporation

Mondelēz International, Inc.

Nestlé S.A.

Nike, Inc.

The Procter & Gamble Company

Unilever PLC

United Parcel Service, Inc.

Wal-Mart Stores, Inc.

The Walt Disney Company

PepsiCo currently is at the 64th and 57th percentile of the peer group based on revenue for the four fiscal quarters ended on or prior to December 31, 2013 and 2013 year-end market capitalization, respectively.

42	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

GOVERNANCE FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

We believe that PepsiCo’s compensation programs should ensure that our executives remain accountable for business results and take responsibility for the assets of the business and its employees. Consistent with this objective, our Board of Directors has incorporated the following governance features into our executive compensation programs:

Risk Mitigation.    PepsiCo’s executive compensation programs include features intended to discourage employees from taking unnecessary and excessive risks that could threaten the financial health and viability of the Company, including:

•

Balanced Performance Metrics.    The annual cash incentive program utilizes balanced financial metrics consisting of top-line metrics, such as Organic Revenue, bottom-line metrics, such as NOPBT, market-based metrics, such as Share of Retail Sales, which reinforces the importance of growing PepsiCo’s share of retail sales in certain categories in which we operate, and metrics designed to enhance capital management such as Cash Flow.

•

Accountability for Prior Business Unit Results.    Half of the annual incentive award for any executive officer who assumes a new leadership position in a different business unit is determined based on the prior business unit’s results. This encourages the executive officer to remain accountable for the results of the long-term strategies he or she established in the prior business unit.

•

Emphasis on Long-Term Shareholder Value Creation.    Long-term incentive awards are the most significant element of executive officer pay and focus executives on creating long-term shareholder value, measured in terms of absolute share price growth, share price changes relative to the broader equity market, and delivering exceptional long-term operating results.

•

Clawback Provisions.    Under PepsiCo’s annual incentive, long-term incentive and executive deferral programs, the Company has the right to cancel and recoup awards and gains from an executive if he or she: (i) violates PepsiCo’s Global Code of Conduct; (ii) engages in gross misconduct; (iii) violates applicable non-compete, non-solicitation or confidentiality provisions; or

(iv) causes or contributes to the need for an accounting adjustment to the Company’s financial results through gross negligence or misconduct.

Stock Ownership Requirements. Under PepsiCo’s stock ownership guidelines, executive officers are required to own shares of PepsiCo Common Stock equal to a specified multiple of their annual base salary, as set forth below:

• CEO	8x annual salary
• CFO & Business Unit CEOs	4x annual salary
• All Other Executive Officers	2x annual salary

Shares of PepsiCo Common Stock or equivalents held by the executive officer (or immediate family members) in the 401(k) plan, in a deferred compensation account, or in a trust for the benefit of immediate family members count towards satisfying the requirement. Unexercised stock options and unvested PSUs, RSUs and PEPunits do not count towards satisfying the requirement.

Executive officers have five years from the date they first become subject to a particular level of stock ownership to meet the ownership requirement. All of our executive officers have met or are on track to meet their ownership requirements within the five-year period. Executive officers who terminate or retire from PepsiCo are required to continue to hold 100% of the shares needed to meet the applicable level of stock ownership until at least six months after termination or retirement and to continue to hold at least 50% of the shares needed to meet the applicable level of stock ownership until at least twelve months after termination or retirement.

Share Retention Policy.    To ensure that our executive officers exhibit a strong commitment to PepsiCo share ownership, the Board of Directors adopted a Share Retention Policy in 2002. This policy limits the proceeds that an executive officer may receive in cash upon exercise of stock options during each calendar year to 20% of the aggregate value of all of the executive officer’s in-the-money vested stock options. Any proceeds in excess of this 20% limit must be held in shares of PepsiCo Common Stock for at least one year after the date of exercise. In 2012, the Committee introduced an additional requirement that executive officers hold at least 50% of the shares, net of applicable tax withholding, received upon the vesting and payout of PEPunits in furtherance of PepsiCo’s stock ownership guidelines.

PepsiCo 2014 Proxy Statement	43

EXECUTIVE COMPENSATION (CONTINUED)

Executive officers who maintain the required level of stock ownership are exempt from the share retention requirements.

No Employment Contracts.    None of our NEOs has an employment contract or separation agreement. Consistent with our approach of rewarding performance, employment is not guaranteed, and either the Company or the NEO may terminate the employment relationship at any time. In some cases, the Compensation Committee or Board of Directors may agree to provide separation payments to departing executives upon their termination to obtain extended non-compete, non-solicitation and non-disclosure agreements and a release of claims.

Prohibition on Hedging and Pledging.    Our insider trading policy prohibits executive officers from using any strategies or products (such as derivative securities or short-selling techniques) to hedge against the potential changes in the value of PepsiCo Common Stock. In addition, executive officers may not hold PepsiCo securities in a margin account or pledge PepsiCo stock or PepsiCo stock options as collateral for a loan.

Limited Trading Windows.    Executive officers can only transact in PepsiCo securities during approved trading windows after satisfying mandatory clearance requirements.

Responsible Equity Grant Practices.    PepsiCo’s equity grant practices ensure all grants are made on fixed grant dates and at exercise prices or grant prices equal to the “Fair Market Value” of PepsiCo Common Stock on such dates.

•

Stock option, PSU and RSU grants are awarded under our shareholder-approved long-term incentive plans at “Fair Market Value,” defined as the average of the high and low stock prices rounded up to the nearest quarter on the date of grant. Further, PEPunit values are defined as the average share price for the 90 days prior to the grant and vesting date. These formulas mitigate the impact of our stock price’s intra-day volatility when setting the grant price of equity awards.

•

PepsiCo does not backdate, reprice or grant equity awards retroactively. Our shareholder-approved long-term incentive plans prohibit repricing of awards or exchanges of underwater options for cash or other securities without shareholder approval.

•	Under our shareholder-approved long-term incentive plan, stock options, restricted stock units, PEPunits and LTC awards require a three-year minimum vesting period.

TAX CONSIDERATIONS

In establishing total compensation for the executive officers, the Compensation Committee considers the effect of Section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows a tax deduction for compensation over $1 million paid for any fiscal year to the Chief Executive Officer and the three other highest paid executive officers other than the Chief Financial Officer unless the compensation qualifies as performance-based. While the Compensation Committee generally seeks to preserve the deductibility of most compensation paid to executive officers, the primary objective of the compensation program is to support the Company’s business strategy. Thus, the Compensation Committee believes it should have flexibility in awarding compensation, even though some compensation awards may result in non-deductible compensation expenses.

Both the PEPunits and the LTC Award are granted under the shareholder-approved 2007 Long-Term Incentive Plan and are intended to qualify as performance-based compensation deductible under Section 162(m). However, there can be no guarantee that the awards will be treated as qualified performance-based compensation under Section 162(m). The Compensation Committee has authority to decrease, but not increase, the award payable based on satisfaction of the objective pre-established business performance metrics.

Annual incentive awards are paid based on achievement of performance measures under the shareholder-approved EICP. Because the annual incentive awards are intended to be deductible as performance-based compensation under Section 162(m), the Compensation Committee set the maximum 2013 annual incentive award for all executive officers based on a scale that ranged from no award ($0) for core constant currency Net Income of $0 to a $9 million award opportunity for core constant currency Net Income of $6.9 billion. Based on PepsiCo’s 2013 core constant currency Net Income of $7.0 billion, the maximum 2013 award for each executive officer was $9 million. The Compensation Committee then exercised its negative discretion in determining actual incentive awards based on business and individual performance measures as described above.

44	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

2013 SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the NEOs for the fiscal year ended December 28, 2013. The NEOs are the Company’s Chairman and Chief Executive Officer, Chief Financial Officer and certain other executive officers who were most highly compensated in fiscal year 2013 by reference to their total compensation in the table below (excluding amounts disclosed in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column).

Name and Principal Position (a)	Year (b)	Salary ($) (2) (c)	Bonus ($) (3) (d)	Stock Awards ($) (4) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (5) (g)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (6) (h)	All Other Compensation ($) (7) (i)	Total ($) (j)
Indra K. Nooyi	2013	1,600,000	—	7,458,225	—	4,000,000	1,089,072	133,580	14,280,877
Chairman and Chief	2012	1,600,000	—	7,527,736	—	3,300,000	1,631,919	149,379	14,209,034
Executive Officer, PepsiCo	2011	1,584,615	—	6,249,986	3,231,373	2,500,000	3,029,699	520,416	17,116,089
Hugh F. Johnston	2013	800,000	—	7,088,257	—	1,422,400	461,272	25,350	9,797,279
EVP and Chief Financial	2012	792,308	—	1,836,793	—	1,241,210	782,746	27,596	4,680,653
Officer, PepsiCo	2011	752,885	—	1,120,023	579,066	857,270	1,007,072	34,660	4,350,976
Brian Cornell(1)	2013	900,000	—	8,036,102	—	1,728,000	—	308,408	10,972,510
Chief Executive Officer,	2012	726,923	2,500,000	7,197,361	—	1,040,310	128,748	355,645	11,948,987
PepsiCo Americas Foods
Zein Abdalla	2013	900,000	—	6,837,689	—	1,424,300	803,372	994,820	10,960,181
President, PepsiCo	2012	824,462	—	1,444,121	—	1,226,740	1,449,801	873,575	5,818,699
	2011	768,846	—	6,200,006	620,422	785,090	975,324	846,724	10,196,412
Mehmood Khan	2013	700,000	—	4,235,098	—	1,173,900	482,177	529,656	7,120,831
EVP, PepsiCo and Chief	2012	700,000	—	1,084,026	—	1,026,680	435,475	126,521	3,372,702
Scientific Officer, Global R&D	2011	705,769	—	6,124,972	581,645	862,750	407,290	37,046	8,719,472
(1)	Mr. Cornell was not an NEO for 2011, and as a result only his 2012 and 2013 compensation information is included.

(2)	The salary amounts reflect the actual base salary payments made to the NEOs.

(3)	“Bonus” refers to non-performance-based annual cash incentive payments.

(4)	The amounts reported for stock awards represent the aggregate grant date fair value of awards calculated in accordance with the accounting guidance on share-based payments.

PepsiCo 2014 Proxy Statement	45

EXECUTIVE COMPENSATION (CONTINUED)

The amounts reported in this column assume target-level performance for the annual PEPunit awards and retention PSU awards. If PepsiCo were to exceed its performance targets, grant recipients may earn up to 175% of the target number of PEPunits granted and 125% of the target number or PSUs granted, respectively. The following tables reflect the grant date fair value of the PEPunit awards and retention PSU awards at below threshold performance, target and maximum earn-out levels:

	Value of 2013 PEPunit Awards ($)
Name	Below Threshold	At Target Level	At Maximum 175% Level
Indra K. Nooyi	0	7,458,225	13,051,877
Hugh F. Johnston	0	2,088,298	3,654,504
Brian Cornell	0	2,036,116	3,563,151
Zein Abdalla	0	1,837,729	3,216,026
Mehmood Khan	0	1,235,105	2,161,434

	Value of 2013 Retention PSU Awards ($)
Name	Below Threshold	At Target Level	At Maximum 125% Level
Hugh F. Johnston	0	4,999,960	6,249,885
Brian Cornell	0	5,999,986	7,499,983
Zein Abdalla	0	4,999,960	6,249,885
Mehmood Khan	0	2,999,993	3,749,948
For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the PEPunits and PSUs, please see Note 6 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the applicable fiscal year.

(5)	As described in the Annual Cash Incentive Awards section of the Compensation Discussion and Analysis on pages 36-38 of this Proxy Statement, the amounts reported reflect compensation earned for performance under the annual incentive compensation program for that year, paid in March of the subsequent year.

(6)	The amounts reported reflect the aggregate change in the actuarial present value of each NEO’s accumulated benefit under the defined benefit pension plans in which they participate. The change in pension value reflects changes in age, service and earnings during 2013, and the effect of a change in the discount rate from 4.2% on December 29, 2012 to 5.0% on December 28, 2013 used to determine the present value. For Mr. Cornell, the change in his frozen pension value earned prior to his rehire with the Company is a negative amount ($29,878) due to a combination of factors, primarily the impact of the change in discount rate. During 2013, 2012 and 2011, PepsiCo did not pay above-market or preferential rates on any non-qualified deferred compensation.

(7)	The following table provides the details for the amounts reported for 2013 for each NEO:

Name	Personal Use of Company Aircraft (A) ($)	Personal Use of Ground Transportation (A) ($)	Car Allowance (B) ($)	Company Contributions to Defined Contribution Plans (C) ($)	Global Mobility (D) ($)	Tax Reimbursement (E) ($)	Total All Other Compensation (F) ($)
Indra K. Nooyi	102,772	30,463	—	—	—	—	133,580
Hugh F. Johnston	—	—	25,350	—	—	—	25,350
Brian Cornell	74,808	—	27,450	174,628	11,976	16,607	308,408
Zein Abdalla	13,437	—	24,932	—	641,986	314,465	994,820
Mehmood Khan	—	—	25,350	—	278,277	207,879	529,656

(A)	Personal use of Company aircraft and ground transportation is valued based on the aggregate incremental cost to the Company. The aggregate incremental cost is calculated based on the variable operating costs that were incurred as a result of personal use of the aircraft (such as fuel, maintenance, landing fees and crew expenses) or ground transportation (such as fuel and the driver’s compensation). The NEOs are fully responsible for all personal income taxes associated with any personal use of Company aircraft and ground transportation.

46	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

As an internationally recognized business leader and public figure, the Compensation Committee requires Ms. Nooyi to use Company aircraft and ground transportation for all personal travel. This requirement serves to enhance her security and personal safety, and to increase her time available for business purposes. The Committee reaffirmed this security requirement following a detailed independent security study updated in 2013. The Committee will continue to assess Ms. Nooyi’s use of Company-provided transportation to ensure that it remains appropriate.

Beginning in 2009, Business Unit CEOs must reimburse PepsiCo for the full variable operating cost of personal flights in excess of a limited number of hours per year as established by the Compensation Committee. Personal use of Company ground transportation and Company aircraft for other executive officers must be approved by the Chairman and CEO on a case-by-case basis.

(B)	Amounts reported for Mr. Abdalla’s car allowance reflects a portion paid in Swiss Francs and converted into U.S. dollars based on an average daily exchange rate of 1.00 CHF = 1.079 USD for 2013.

(C)	Amounts reported for Mr. Cornell reflect ARC and Company matching contributions under the PepsiCo Savings Plan, and contributions under the ARC-E, a nonqualified, non-elective defined contribution deferred compensation plan that provides benefits to employees whose participation in the ARC portion of the PepsiCo Savings Plan is limited because of Internal Revenue Code limitations on qualified compensation and benefits. Mr. Cornell is eligible for these benefits because he was rehired by the Company after January 1, 2011 and is accordingly not eligible to accrue any additional benefits under any defined benefit pension plan maintained by the Company.

(D)	The amounts reported include the following:

•

For Mr. Cornell, relocation benefits related to PepsiCo requiring Mr. Cornell to move to New York from Arkansas at the time of hire, including home purchase assistance under the Company’s salaried employee relocation program.

•

For Mr. Abdalla, relocation benefits related to PepsiCo requiring Mr. Abdalla to move from Geneva, Switzerland to New York, including assistance with temporary living, moving of household goods ($57,910) and travel under the Company’s salaried employee relocation program.

•

For Mr. Abdalla, reported amounts also include the following transition benefits, which were approved by the Compensation Committee in connection with his immediate relocation to the United States upon his appointment as President, PepsiCo, in September 2012: (i) continuation of housing, cost-of-living and educational benefits provided to his family as part of his Geneva, Switzerland-based international assignment until his family relocated to the United States in July 2013 ($222,800); (ii) reimbursement of Mr. Abdalla’s periodic home leave flights to Geneva prior to his family’s relocation ($89,610); (iii) reimbursement of immigration fees; and (iv) transition payment to assist with expenses related to his move to the United States ($200,000). A portion of Mr. Abdalla’s Global Mobility Program benefits were paid in Swiss Francs and converted into U.S. dollars based on an average daily exchange rate of 1.00 CHF = 1.079 USD for 2013.

•

For Dr. Khan, relocation benefits related to PepsiCo requiring Dr. Khan to move from Illinois to New York, including assistance with moving of household goods and home sale assistance under the Company’s salaried employee relocation program.

(E)	For Messrs. Cornell and Abdalla and Dr. Khan, the amount reported reflects reimbursement of all federal, state and local tax obligations directly related to relocation assistance, and taxes incurred in connection with such assistance. Related to Mr. Abdalla’s prior international assignment in Geneva, Switzerland, the amount reported also reflects tax equalization designed to cover taxes on his compensation in excess of the taxes he would have incurred in the United States, so as to minimize any financial detriment or gain from the international assignment. Mr. Abdalla’s tax reimbursements are paid in Swiss Francs and converted into U.S. dollars based on an average daily exchange rate of 1.00 CHF = 1.079 USD for 2013.

(F)	The total also includes the cost of an annual physical exam for Ms. Nooyi, Mr. Cornell and Dr. Khan.

PepsiCo 2014 Proxy Statement	47

EXECUTIVE COMPENSATION (CONTINUED)

2013 GRANTS OF PLAN-BASED AWARDS

The following table summarizes grants of PEPunits, PSUs, LTC Awards and target annual cash incentive opportunities provided to NEOs in 2013. PEPunit and LTC Awards granted in 2013 recognized 2012 performance. The material terms of PepsiCo’s annual and long-term incentive programs are described in the Compensation Discussion and Analysis beginning on page 29 of this Proxy Statement.

	Grant Date (1) (b)	Grant Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Option Awards (7) ($) (j)
Name (a)			Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Indra K. Nooyi		Annual Bonus (2)	0	3,200,000	6,400,000	—	—	—	—	—
	3/1/2013	Long-Term Cash (3)	0	5,000,000	8,750,000	—	—	—	—	—
	3/1/2013	Annual PEPunits (4)	—	—	—	0	108,911	190,594	—	7,458,225
Hugh F. Johnston		Annual Bonus (2)	0	1,120,000	2,217,600	—	—	—	—	—
	3/1/2013	Long-Term Cash (3)	0	1,400,000	2,450,000	—	—	—	—	—
	3/1/2013	Annual PEPunits (4)	—	—	—	0	30,495	53,366	—	2,088,298
	7/19/2013	Retention PSUs (5)	—	—	—	0	57,803	72,253	—	4,999,960
Brian Cornell		Annual Bonus (2)	0	1,350,000	2,673,000	—	—	—	—	—
	3/1/2013	Long-Term Cash (3)	0	1,365,000	2,388,750	—	—	—	—	—
	3/1/2013	Annual PEPunits (4)	—	—	—	0	29,733	52,032	—	2,036,116
	7/19/2013	Retention PSUs (5)	—	—	—	0	69,364	86,705	—	5,999,986
Zein Abdalla		Annual Bonus (2)	0	1,350,000	2,673,000	—	—	—	—	—
	3/1/2013	Long-Term Cash (3)	0	1,232,000	2,156,000	—	—	—	—	—
	3/1/2013	Annual PEPunits (4)	—	—	—	0	26,836	46,963	—	1,837,729
	7/19/2013	Retention PSUs (5)	—	—	—	0	57,803	72,253	—	4,999,960
Mehmood Khan		Annual Bonus (2)	0	910,000	1,801,800	—	—	—	—	—
	3/1/2013	Long-Term Cash (3)	0	828,000	1,449,000	—	—	—	—	—
	3/1/2013	Annual PEPunits (4)	—	—	—	0	18,036	31,563	—	1,235,105
	7/19/2013	Retention PSUs (6)	—	—	—	0	34,682	43,352	—	2,999,993
(1)	Consistent with prior years, 2013 PEPunit and LTC Awards were approved by the Compensation Committee at its regularly-scheduled meeting in February. The approval date for the awards was February 7, 2013 and the grant date was March 1, 2013.

(2)	The amounts reported reflect the potential range of 2013 annual cash incentive awards under the shareholder-approved EICP, as described in the Compensation Discussion and Analysis beginning on page 29 of this Proxy Statement.

(3)	The amounts reported reflect the potential range of 2013 LTC Award payouts under the shareholder-approved PepsiCo, Inc. 2007 Long-Term Incentive Plan, as described in the Compensation Discussion and Analysis beginning on page 29 of this Proxy Statement. The actual cash award earned is determined based on the level of achievement attained with respect to the pre-established performance targets over the three-year performance period and will be paid out on the third anniversary of the grant date.

(4)	The actual number of shares of PepsiCo Common Stock that are earned for the annual 2013 PEPunits award is determined based on the level of achievement attained with respect to absolute stock price performance and relative TSR consistent with the pre-established payout scale determined for the three-year performance period. If PepsiCo performs below the pre-established performance targets, the number of PEPunits earned will be reduced below the target number. The amounts reported in the “target” column reflect the number of PEPunits that may be paid out if the performance targets are achieved at 100%, and the amounts reported in the “maximum” column reflect the maximum number of PEPunits that will be paid out if the performance targets are exceeded.

48	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

The PEPunits earned by NEOs will vest and be paid out in shares of PepsiCo Common Stock on the third anniversary of the grant date subject to pro-rata vesting upon retirement between ages 55 and 61, inclusive, with at least 10 years of service, and full vesting upon retirement at age 62 and older with at least 10 years of service, in each case subject to achievement of the applicable performance targets over the full three-year performance period. Ms. Nooyi and Mr. Abdalla are currently eligible for pro-rata vesting. Notwithstanding the level of performance achieved, the Compensation Committee retains the discretion to reduce the number of shares issued in settlement of the 2013 PEPunit awards.

For additional information regarding these awards, please see the PEPunit Awards section of the Compensation Discussion and Analysis on pages 34-35 of this Proxy Statement.

(5)	The amount reported reflects a retention PSU award. The award is scheduled to vest on the fifth anniversary of the grant date, subject to PepsiCo’s TSR performance relative to the S&P 500 consistent with the pre-established payout scale determined for a three-year period, and subject to continued employment through the vesting date.

(6)	The amount reported reflects a retention PSU award. The award is scheduled to vest on the third anniversary of the grant date, subject to PepsiCo’s TSR performance relative to the S&P 500 consistent with the pre-established payout scale determined for a three-year period, and subject to continued employment through the vesting date.

(7)	The amounts reported represent the aggregate grant date fair value of all PEPunits and PSUs granted to NEOs in 2013 calculated in accordance with the accounting guidance on share-based payments, assuming target performance is achieved. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the PEPunits and RSUs reported, please see Note 6 to the Company’s consolidated financial statements in the Company’s Annual Report in Form 10-K for the fiscal year ended December 28, 2013.

PepsiCo 2014 Proxy Statement	49

EXECUTIVE COMPENSATION (CONTINUED)

2013 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table lists all outstanding stock options and PEPunit, PSU, and RSU awards as of December 28, 2013 for the NEOs. The material terms and conditions of the equity awards reported in this table are described in the Long-Term Equity Incentive Compensation section of the Compensation Discussion and Analysis beginning on page 29 of this Proxy Statement. No stock options, PEPunits, PSUs or RSUs granted to an NEO have been transferred to any other person, trust or entity.

	Option Awards (1)						Stock Awards (1)(2)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price($) (d)	Option Grant Date	Option Vesting Date	Option Expiration Date (e)	Number of Shares of Units of Stock that Have Not Vested (#) (f)		Grant Date	Vesting Date	Market Value of Shares or Units of Stock that Have Not Vested ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (3) (#) (h)		Grant Date	Vesting Date	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) (i)
Indra K. Nooyi		392,157	63.75	03/01/11	03/01/14	02/28/21						108,911		03/01/13	03/01/16	9,008,029
	360,902		66.50	04/12/10	04/12/13	04/11/20						116,691		04/02/12	04/02/15	9,651,513
	452,830		53.00	02/06/09	02/01/12	01/31/19						98,039		03/01/11	03/01/14	8,108,806
	374,899		68.75	02/01/08	02/01/11	01/31/18
	304,220		65.00	02/02/07	02/01/10	01/31/17
	375,000		45.51	07/26/01	07/26/11	07/25/16
	72,705		57.50	02/03/06	02/01/09	01/31/16
	77,777		53.75	02/01/05	02/01/08	01/31/15
Hugh F. Johnston		70,275	63.75	03/01/11	03/01/14	02/28/21						57,803	(4)	07/19/13	07/19/18	4,780,886
	43,856		66.50	04/12/10	04/12/13	04/11/20						30,495		03/01/13	03/01/16	2,522,241
	46,561		53.00	02/06/09	02/01/12	01/31/19						28,473		04/02/12	04/02/15	2,355,002
	49,052		68.75	02/01/08	02/01/11	01/31/18						17,569		03/01/11	03/01/14	1,453,132
	45,025		65.00	02/02/07	02/01/10	01/31/17
	360		57.50	02/03/06	02/01/09	01/31/16
	385		53.75	02/01/05	02/01/08	01/31/15
Brian Cornell							25,063	(5)	04/02/12	04/02/15	2,120,580	69,364	(4)	07/19/13	07/19/18	5,737,096
												29,733		03/01/13	03/01/16	2,459,216
												46,677	(6)	04/02/12	04/02/15	3,860,655
												26,139		04/02/12	04/02/15	2,161,957
Zein Abdalla		75,294	63.75	03/01/11	03/01/14	02/28/21						57,803	(4)	07/19/13	07/19/18	4,780,886
	54,737		66.50	04/12/10	04/12/13	04/11/20						26,836		03/01/13	03/01/16	2,219,606
	59,259		53.00	02/06/09	02/01/12	01/31/19						22,386		04/02/12	04/02/15	1,851,546
	19,411		68.75	02/01/08	02/01/11	01/31/18						78,431	(7)	03/01/11	03/01/16	6,487,028
	531		65.00	02/02/07	02/01/10	01/31/17						18,824		03/01/11	03/01/14	1,556,933
	600		57.50	02/03/06	02/01/09	01/31/16
	642		53.75	02/01/05	02/01/08	01/31/15

50	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

	Option Awards (1)						Stock Awards (1)(2)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price($) (d)	Option Grant Date	Option Vesting Date	Option Expiration Date (e)	Number of Shares of Units of Stock that Have Not Vested (#) (f)	Grant Date	Vesting Date	Market Value of Shares or Units of Stock that Have Not Vested ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (3) (#) (h)		Grant Date	Vesting Date	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) (i)
Mehmood Khan		70,588	63.75	03/01/11	03/01/14	02/28/21					34,682	(8)	07/19/13	07/19/16	2,868,548
	50,526		66.50	04/12/10	04/12/13	04/11/20					18,036		03/01/13	03/01/16	1,491,758
	63,396		53.00	02/06/09	02/01/12	01/31/19					16,804		04/02/12	04/02/15	1,389,859
	30,137		68.75	02/01/08	02/01/11	01/31/18					78,431	(9)	03/01/11	03/01/14	6,487,028
											17,647		03/01/11	03/01/14	1,459,583

(1)	With the exception of the awards discussed in footnotes (4), (5), (6), and (7) below, each of the unvested stock option, PEPunit and PSU awards listed in the table vests three years after the grant date, subject to continued service with PepsiCo through the vesting date and, in the case of PEPunits and PSUs, achievement of applicable performance targets. Each of the awards that are not retention awards will vest on a pro-rata basis upon retirement between ages 55 and 61, inclusive, with at least 10 years of service, and will vest in full upon retirement at age 62 or older with at least 10 years of service, subject to achievement of applicable performance targets.

(2)	The market value of unvested PEPunits, PSUs and RSUs reflected in columns (g) and (i) have been valued by multiplying the number of unvested PEPunits, PSUs and RSUs reflected in columns (f) and (h) by $82.71, PepsiCo’s closing stock price on December 27, 2013, the last trading day of the 2013 fiscal year.

(3)	The reported awards reflect grants of PEPunits and PSUs that will vest and be earned based on the achievement of financial performance targets during a two-year performance period for the 2011 PSU award, and a three-year performance period for the 2012 and 2013 PEPunit awards, and require the NEO to continue to provide service to PepsiCo through the end of a three-year vesting period. Awards vest on a pro-rata basis upon retirement between ages 55 and 61, inclusive, with at least 10 years of service, and vest in full upon retirement at age 62 or older with at least 10 years of service, subject, in each case, to achievement of applicable performance targets. Ms. Nooyi and Mr. Abdalla are currently eligible for pro-rata vesting. For the 2013, 2012 and 2011 awards, the number displayed in column (h) reflects the target number of PEPunits and PSUs awarded. Notwithstanding the level of performance achieved, the Compensation Committee retains the discretion to reduce the number of shares issued in settlement of these awards.

(4)	The reported awards reflect retention PSU awards granted to Messrs. Johnston, Cornell and Abdalla. These awards are scheduled to vest on July 19, 2018, subject to the achievement of pre-established performance targets over a three-year performance period, and subject to continued employment through the vesting date. Messrs. Johnston, Cornell and Abdalla may receive 0% to 125% of the PSUs granted depending on the performance level achieved.

(5)	The reported award reflects Mr. Cornell’s 2012 new hire RSU award which vests in three equal installments. 33% of the award vested on April 2, 2013, 33% will vest on April 2, 2014 and 34% will vest on April 2, 2015, subject to his continued employment through each vesting date.

(6)	The reported award reflects Mr. Cornell’s 2012 new hire PEPunit award which vests in two equal installments on each of the second and third anniversaries of the grant date, subject to the achievement of pre-established performance targets over a three-year period.

(7)	The reported award reflects Mr. Abdalla’s retention PSU award which vests on March 1, 2016 contingent upon the achievement of pre-established performance targets over three and five-year performance periods, and subject to continued employment through the vesting date. In February 2014, the Compensation Committee certified that the performance goals applicable to the three-year performance period were not met, and Mr. Abdalla will accordingly forfeit 39,215 PSUs. Mr. Abdalla may receive up to 100% of the remaining 39,216 PSUs granted depending on the performance level achieved with respect to performance goals applicable to the five-year performance period.

PepsiCo 2014 Proxy Statement	51

EXECUTIVE COMPENSATION (CONTINUED)

(8)	The reported award reflects Dr. Khan’s retention PSU award. This award is scheduled to vest on July 19, 2016, subject to the achievement of pre-established performance targets over a three-year performance period, and subject to continued employment through the vesting date. Dr. Khan may receive 0% to 125% of the PSUs granted depending on the performance level achieved.

(9)	The reported award reflects Dr. Khan’s retention PSU award. This award vests 50% on March 1, 2014 and 50% on March 1, 2016 contingent upon the achievement of pre-established performance targets over three-year and five-year performance periods, respectively and subject to continued employment through the applicable vesting dates. In February 2014, the Compensation Committee certified that the performance goals applicable to the three-year performance period were not met, and Dr. Khan will accordingly forfeit 39,215 PSUs. Dr. Khan may receive up to 100% of the remaining 39,216 PSUs granted depending on the performance level achieved with respect to performance goals applicable to the five-year performance period.

2013 OPTION EXERCISES AND STOCK VESTED

	Option Awards (1)		Stock Awards (2)
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise (3) ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting (3) ($) (e)
Indra K. Nooyi	88,444	2,517,990	94,195	7,477,906
Hugh F. Johnston	55,464	1,582,643	11,446	908,669
Brian Cornell	0	0	12,531	997,154
Zein Abdalla	0	0	14,286	1,134,130
Mehmood Khan	0	0	13,187	1,046,883
(1)	All stock option exercises during 2013 were executed in a manner consistent with PepsiCo’s Exercise and Hold Policy, which is described in the Governance Features of our Executive Compensation Programs section of the Compensation Discussion and Analysis beginning on page 43 of this Proxy Statement.

(2)	The following table lists details of the PSU and RSU awards that vested in 2013 for the NEOs. The last column includes dividend equivalent amounts earned as a result of the PSUs and RSUs that vested in 2013 and were paid out in cash, and are not included in the table above. The PSUs vested on April 12, 2013 based upon the level of achievement attained with respect to the pre-established core constant currency EPS growth and international constant currency Net Revenue growth as a multiple of North America Net Revenue growth targets for the two-year performance period.

Name	Type	Grant Date	Payout Date	Number of Shares Granted (#)	Shares Acquired on Vesting (#)	Realized on Vesting ($)	Dividend Equivalents Paid ($)
Indra K. Nooyi	PSU	4/12/2010	4/12/2013	90,226	94,195	7,477,906	577,415
Hugh F. Johnston	PSU	4/12/2010	4/12/2013	10,964	11,446	908,669	70,164
Brian Cornell	RSU(A)	4/2/2012	4/2/2013	12,531	12,531	997,154	26,942
Zein Abdalla	PSU	4/12/2010	4/12/2013	13,684	14,286	1,134,130	87,573
Mehmood Khan	PSU	4/12/2010	4/12/2013	12,632	13,187	1,046,883	80,836
(A)	The amount reported reflects a new hire RSU award which vests in three equal installments on each of the first, second and third anniversary of the grant date.

(3)	The value realized on exercise of stock options is equal to the amount per share at which the NEO sold shares acquired on exercise (all of which occurred on the date of exercise) minus the exercise price of the stock options times the number of shares acquired on exercise of the options. The value realized on vesting of stock awards is equal to the average of the high and low market prices of PepsiCo Common Stock on the date of vesting times the number of shares acquired upon vesting. The number of shares and value realized on vesting includes shares that were withheld at the time of vesting to satisfy tax withholding requirements.

52	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

2013 PENSION BENEFITS

PepsiCo Salaried Employees Retirement Plan

The PepsiCo Salaried Employees Retirement Plan (the “Salaried Plan”), which is a qualified defined benefit pension plan under the Internal Revenue Code, provides retirement benefits to eligible U.S. salaried employees of the Company hired prior to January 1, 2011. Ms. Nooyi, Messrs. Johnston and Abdalla and Dr. Khan participate in the Salaried Plan. Benefits for the NEOs who participate in the Salaried Plan are determined using the same formula as for other eligible employees. NEOs receive no additional years of credited service or other enhancements in determining their benefits that are not available to other employees in the Salaried Plan.

Normal retirement benefits under the Salaried Plan are payable at age 65 with five years of service. Unreduced early retirement benefits are payable as early as age 62 with 10 years of service. Reduced early retirement benefits are payable as early as age 55 with 10 years of service and are determined by reducing the normal retirement benefit by 4% for each year prior to age 62. Currently, Ms. Nooyi and Mr. Abdalla have met the eligibility requirements for early retirement.

Upon retirement, pension plan benefits are payable as a single life annuity, a single lump sum distribution, a joint and survivor annuity, or a 10-year certain annuity or a combination of a partial lump sum and an annuity. The single life annuity beginning at an NEO’s normal retirement date is determined by the following basic formula:

•	3% for each year of service up to 10 years, plus 1% for each year of service in excess of 10, multiplied by the executive’s highest consecutive five-year average monthly earnings;

•

reduced by 0.43% of the executive’s highest consecutive five-year average monthly earnings up to his or her monthly Social Security covered compensation, multiplied by the executive’s years of service up to 35.

Pensionable earnings include base salary and annual incentive compensation. Other bonus awards, stock options, PEPunits, PSUs, RSUs and LTC Awards are not considered when determining pension benefits.

All Salaried Plan participants, including NEOs, who become disabled after 10 years of service and remain disabled until retirement, receive service credit under the pension plan for their period of disability. All Salaried Plan participants, including NEOs, are entitled to the following benefits if they die before payments are scheduled to begin:

•	The spouse of an employee who is retirement-eligible is entitled to a pension equal to the survivor benefit under the 50% joint and survivor annuity option.

•

The surviving spouse or estate of active employees who are retirement-eligible are also entitled to a one-time payment equal to the lump sum benefit accrued at death, offset by the lump sum value of any surviving spouse’s pension that might be payable. This special death benefit is paid by the Company; it is not an accrued benefit payable from the Salaried Plan.

A participant with five or more years of service who terminates employment prior to attaining age 55 and completing 10 years of service is entitled to a deferred vested pension benefit. The deferred vested benefit is equal to the basic formula amount calculated using the potential years of credited service had the participant remained employed to age 65 pro-rated by a fraction, the numerator of which is the participant’s credited years of service at termination of employment and the denominator of which is the participant’s potential years of credited service had the participant remained employed to age 65. Deferred vested benefits are payable commencing at age 65. However, a participant may elect to commence benefits as early as age 55 on an actuarially reduced basis to reflect the longer payment period.

Eligible salaried employees hired or rehired on or after January 1, 2011 and who are not eligible to participate in a defined benefit pension plan receive an ARC contribution under the PepsiCo Savings Plan between 2% and 9% of eligible pay based on age and years of service. As stated above, Mr. Cornell, who was rehired by the Company after January 1, 2011, is not entitled to any ongoing pension accrual beyond the grandfathered benefit that he earned during his prior employment with the Company, and he accordingly receives an ARC contribution under the PepsiCo Savings Plan. The amount of Mr. Cornell’s ARC contribution is reported as compensation in the “All Other Compensation” column of the 2013 Summary Compensation Table.

PepsiCo 2014 Proxy Statement	53

EXECUTIVE COMPENSATION (CONTINUED)

Pension Equalization Plan

The PEP is an unfunded, non-qualified defined benefit pension plan that restores benefits that may not be paid from the Salaried Plan due to limitations imposed by the Internal Revenue Code on qualified plan compensation or benefits. PEP benefits are payable to any eligible Salaried Plan participant whose Salaried Plan benefits are affected by these limits. The PEP benefit is equal to the Salaried Plan benefit (as determined without regard to the Internal Revenue Code’s limitations on compensation and benefits) less the actual benefit payable under the Salaried Plan. Generally, for benefits accrued and vested on or before December 31, 2004, a participant’s PEP benefit is payable under the same terms and conditions as the Salaried Plan. The benefits accrued and vested under the PEP after December 31, 2004 are paid in the form of a single lump sum distribution upon retirement. Deferred vested benefits accrued or vested under the PEP after December 31, 2004 are automatically paid in the form of an annuity at the later of age 55 or termination of employment. Distributions to specified employees are subject to a six-month delay under Section 409A of the Internal Revenue Code.

Mr. Cornell has grandfathered benefits in both the qualified and non-qualified defined benefit plans based on his prior service with PepsiCo. These benefits will not grow with any additional earnings or service.

Prior to his relocation to the United States in September 2012, Mr. Abdalla participated in the PIRP, a separate international non-qualified defined benefit pension plan. The PIRP generally covers non-U.S. citizens who are on their second assignment outside their home country and are designated for participation by PepsiCo. The pension benefit provided under the PIRP is substantially the same as the basic formula under the Salaried Plan and the PEP described below, without the social security offset. The PIRP benefit is reduced by any pension or termination benefits paid to a participant by the Company including benefits paid under any other Company-provided retirement plan or pursuant to any government mandated retirement and/or statutory indemnity.

The present value of the accumulated retirement benefits reported in column (d) of the following 2013 Pension Benefits Table represents the accumulated benefit obligation for benefits earned to date, based on age, service and earnings through the plan’s measurement date of December 28, 2013.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (1) (d)	Payments During Last Fiscal Year ($) (e)
Indra K. Nooyi	PepsiCo Salaried Employees Retirement Plan	19.8	822,510	0
	PepsiCo Pension Equalization Plan		14,839,195	0
Hugh F. Johnston	PepsiCo Salaried Employees Retirement Plan	23.8	631,672	0
	PepsiCo Pension Equalization Plan		3,690,717	0
Brian Cornell(2)	PepsiCo Salaried Employees Retirement Plan	20.4	473,226	0
	PepsiCo Pension Equalization Plan		1,221,295	0
Zein Abdalla(3)	PepsiCo Salaried Employees Retirement Plan	1.3	23,269	0
	PepsiCo International Retirement Plan	16.8	2,279,840	0
	PepsiCo Pension Equalization Plan		2,613,708	0
Mehmood Khan	PepsiCo Salaried Employees Retirement Plan	6.0	324,224	0
	PepsiCo Pension Equalization Plan		1,605,240	0

54	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

(1)	These amounts have been calculated using actuarial methods and assumptions shown below in the fiscal year-end valuation under the guidance on employers’ accounting for pensions with the assumption, required by SEC disclosure rules, that each NEO remains in service until retirement at the earliest date when unreduced retirement benefits would be available (i.e., age 62 or older):

•	Discount rate of 5.0%; and

•	Benefits will be converted to lump sums based on interest rates that grade up to 6% at retirement.

(2)	Mr. Cornell is currently participating in the ARC, and his pension values are based on his grandfathered benefits accrued during his previous employment with PepsiCo.

(3)	Effective September 2012, Mr. Abdalla ceased participation in the PIRP and commenced participation in the Salaried Plan and the PEP. Accordingly, Mr. Abdalla no longer accrues benefits under the PIRP.

2013 NON-QUALIFIED DEFERRED COMPENSATION

Executive Income Deferral Program

The Executive Income Deferral Program is a non-qualified and unfunded program. This means that PepsiCo does not set aside funds for the program in a trust or otherwise, and that a participant’s balances are at all times subject to the claims of the Company’s general creditors. Eligible executives may elect to defer up to 75% of their base salary and 100% of their annual incentive compensation. At the time of election to defer, executives are required to choose to receive future payments on either a specific date or upon separation from service. Executives earn a return based on investments in the phantom funds selected by the executives (listed in footnote (3) below) from a list of phantom funds made available by the Company. The Company does not provide a matching contribution on any deferrals or guarantee a return.

Payouts from the program are made in cash and may be received as a lump sum or in installments (quarterly, semi-annually or annually) over a period up to 20 years. Notwithstanding a participant’s payment election, deferrals made after 2000 are paid in a lump sum at the time of separation from service in cases in which separation (other than retirement) occurs prior to the elected payment date. Payments of deferrals made after 2004 to executives who are specified employees under Section 409A of the Internal Revenue Code that are triggered by a separation from service are delayed six months following separation. Executives have one opportunity to voluntarily delay their original payment date, provided payment of amounts subject to Section 409A of the Internal Revenue Code is delayed for at least five years and the election to defer is made at least 12 months prior to the date the payment was originally scheduled to be made. For additional detail on PepsiCo’s Executive Income Deferral Program, refer to the Executive Deferral section of the Compensation Discussion and Analysis on page 41 of this Proxy Statement.

Supplemental Savings Program

The ARC-E is a nonqualified, non-elective defined contribution deferred compensation plan sponsored by PepsiCo to provide benefits to employees whose participation in the ARC portion of the PepsiCo Savings Plan is limited due to Internal Revenue Code limitations on qualified plan compensation and benefits. The Company credits a notional amount equal to between 2% and 9% of eligible pay based on age and years of service, subject to a limit on the aggregate annual ARC and ARC-E contributions equal to the Internal Revenue Code section 401(a)(17) limit. Only U.S. salaried employees who are not eligible to accrue defined benefit pension benefits are eligible for the ARC under the PepsiCo Savings Plan or the ARC-E. Other than Mr. Cornell, the NEOs are each eligible to accrue defined benefit pension benefits and, therefore, are not eligible for the ARC or the ARC-E.

Each participant’s account, including hypothetical earnings, is vested after the participant has three years of service, but continues to be subject to forfeiture in the event of misconduct, as defined in the ARC-E for up to two years following separation from service. The ARC-E is unfunded and payments to participants are at all times subject to the claims of the Company’s general creditors.

PepsiCo 2014 Proxy Statement	55

EXECUTIVE COMPENSATION (CONTINUED)

Participants select phantom investment options from those available under the ARC-E, which are a subset of the funds available under the PepsiCo Savings Plan, and amounts credited to participants’ accounts are subject to investment gains and losses. A participant’s vested account balance is paid in a single lump sum as soon as practicable following the last day of the month in which the participant separates from service, provided that specified employees under Section 409A may not receive a distribution for at least six months following separation from service.

Name (a)	Executive Contributions in Last Fiscal Year ($) (b)	Registrant Contributions in Last Fiscal Year ($) (1) (c)	Aggregate Earnings in Last Fiscal Year ($) (2) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last Fiscal Year End ($) (3) (f)
Indra K. Nooyi	0	0	1,003,316	0	10,478,842
Hugh F. Johnston	0	1,177,837	350,792	52,914	2,449,668
Brian Cornell	0	151,678	14,424	0	206,612
Zein Abdalla	0	0	0	0	0
Mehmood Khan	0	0	0	0	0
(1)	The amount reported for Mr. Cornell represents notional Company contributions to the ARC-E account and is reported as compensation in the “All Other Compensation” column of the 2013 Summary Compensation Table. Mr. Cornell is not eligible to accrue any additional benefits under any defined benefit pension plan maintained by the Company. During 2013, these contributions were invested in the Blkrck LifePath 2025 fund which earned an annual rate of return of 12.29%.

(2)	PepsiCo does not provide above-market or preferential rates and as a result, the earnings on non-qualified deferred compensation are not included in the 2013 Summary Compensation Table.

(3)	Except for the contributions reported in column (c) for Mr. Cornell, none of the amounts reported in this column are reflected in the 2013 Summary Compensation Table. Deferral balances of NEOs under the Executive Income Deferral Program were invested in the following phantom funds and earned the following rates of return in 2013: (i) PepsiCo Common Stk: 24.42%, (ii) Defined AFR Fund: 3.42% and (iii) Blkrck LRG Eqty Indx: 32.24%.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Termination of Employment/Retirement

None of our active NEOs have any arrangement that provides for severance payments or benefits.

In the event an NEO retires, terminates or resigns from PepsiCo for any reason as of the fiscal year end, he or she would be entitled to:

•	the pension benefit disclosed in column (d) of the 2013 Pension Benefits table on page 54 of this Proxy Statement; and

•	the non-qualified deferred compensation balance disclosed in column (f) of the 2013 Non-Qualified Deferred Compensation table, above.

Our NEOs’ unvested annual long-term incentive awards vest on a pro-rata basis upon retirement between ages 55 and 61, inclusive, and fully vest upon death, disability or retirement on or after age 62. In order to be retirement eligible, an executive must be at least age 55 with 10 or more years of service. For retention awards, no accelerated vesting occurs upon retirement. In the event of death or long-term disability, pre-2012 retention awards vest on a pro rata basis and any retention awards granted in 2012 and later fully vest. Even after vesting, PEPunit, PSU and LTC Awards remain subject to achievement of pre-established performance targets.

56	PepsiCo 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

The following table sets forth, for each NEO, the value of the unvested stock option and PEPunit, PSU, RSU and LTC Awards and accrued dividend equivalents on PSUs and RSUs that would vest and would be forfeited if the NEO’s employment terminated on December 28, 2013, the last day of the 2013 fiscal year, due to termination without cause, retirement, death or long-term disability:

	Termination/Retirement ($ in millions)(1)		Death/Long-Term Disability ($ in millions)(1)
Name	Vest	Forfeit	Vest	Forfeit
Indra K. Nooyi	27.6	17.2	17.2	0.0
Hugh F. Johnston	0.0	15.2	15.2	0.0
Brian Cornell	0.0	19.0	19.0	0.0
Zein Abdalla	5.5	15.7	12.7	3.0
Mehmood Khan	0.0	17.2	14.2	3.0
(1)	The stock options, PEPunits, PSUs, and RSUs were valued at a price of $82.71, PepsiCo’s closing stock price on December 27, 2013, the last trading day of the 2013 fiscal year. Amounts do not include the value of vested stock options that have already been earned or unvested stock options, PEPunits, PSUs and RSUs that an executive may have earned due to fulfilling the retirement eligibility criteria. Currently, Ms. Nooyi and Mr. Abdalla are eligible for pro-rata vesting. For a list of earned vested stock options, see the 2013 Outstanding Equity Awards at Fiscal Year-End table beginning on page 50 of this Proxy Statement.

Change in Control

PepsiCo has a long history of maintaining a “double trigger” vesting policy. This means that unvested stock option and PEPunit, PSU, RSU and LTC Awards only vest if the participant is terminated without cause or resigns for good reason within two years following a change in control of PepsiCo or if the acquirer fails to assume or replace the outstanding awards.

For each NEO, the following table illustrates:

•

the value of stock option, PEPunit, PSU, RSU, LTC Awards and accrued dividend equivalents on PSUs and RSUs that would vest upon a change in control of PepsiCo without termination of employment reflecting target level of payout; and

•

the incremental value of the stock options, PEPunits, PSUs, RSUs, LTC Awards and accrued dividend equivalents on PSUs and RSUs that would vest upon an NEO’s termination without cause or resignation for good reason at the time of the change in control plus the excess of the Black-Scholes value above the intrinsic value of vested options awarded prior to 2007 that would become payable at that time.

	Change in Control ($ in millions)
Name	Total Benefit: Change in Control Only	Total Benefit: Qualifying Termination upon Change in Control(1)
Indra K. Nooyi	0.0	17.2
Hugh F. Johnston	0.0	15.2
Brian Cornell	0.0	19.0
Zein Abdalla	0.0	15.7
Mehmood Khan	0.0	17.2
(1)	The amounts reported in this column assume that both the change in control and termination occurred on December 28, 2013, the last day of the 2013 fiscal year. The stock options, PEPunits, PSUs and RSUs were valued based on PepsiCo’s $82.71 closing stock price on December 27, 2013. Amounts do not include vested options that have already been earned due to continued service other than the excess of the Black-Scholes value above the intrinsic value on vested options granted prior to 2007. For a list of earned vested stock options, please see the 2013 Outstanding Equity Awards at Fiscal Year-End table beginning on page 50 of this Proxy Statement.

PepsiCo 2014 Proxy Statement	57

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013.

THE COMPENSATION COMMITTEE

LLOYD G. TROTTER, CHAIRMAN RAY L. HUNT ALBERTO IBARGÜEN	SHARON PERCY ROCKEFELLER JAMES J. SCHIRO DANIEL VASELLA

The information contained in the above report will not be deemed to be “soliciting material” or “filed” with the SEC, nor will this information be incorporated into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent we specifically incorporate such report by reference.

58	PepsiCo 2014 Proxy Statement

2013 DIRECTOR COMPENSATION

Directors who are employees of the Company receive no additional compensation for serving as directors. Non-employee directors are compensated for their service on the Board as described below.

ANNUAL COMPENSATION

All active non-employee directors receive an annual cash retainer of $100,000 and an annual equity award of $150,000. To reflect their additional responsibilities, the Nominating and Corporate Governance Committee Chair receives an additional $30,000 annual cash retainer, the Audit Committee Chair and the Compensation Committee Chair each receive an additional $40,000 annual cash retainer, and the Presiding Director receives an additional $50,000 annual cash retainer. Effective June 1, 2013, any and all annual cash retainers are paid in arrears in December and June of each year for the immediately preceding six-month period, with the first payment in arrears made on December 2, 2013 for service during the period June 1, 2013 through November 30, 2013.

Directors may elect to defer their cash retainer into phantom units of PepsiCo Common Stock that are payable at the end of the deferral period selected by the directors. The $150,000 annual equity award consists of phantom units of PepsiCo Common Stock that are payable on the first day of the calendar quarter following the first anniversary of the director’s retirement or resignation from PepsiCo’s Board of Directors. The number of phantom units of PepsiCo Common Stock granted to each director on October 1, 2013 was determined by dividing the $150,000 equity award value by the closing price of PepsiCo Common Stock on the grant date, which was $79.82. As such, each active director was granted 1,879 phantom units. Each phantom unit represents the right to receive one share of PepsiCo Common Stock and dividend equivalents. Dividend equivalents are reinvested in additional phantom units.

Directors are reimbursed for expenses incurred to attend Board and Committee meetings. Directors do not receive any meeting fees. Directors do not have a retirement plan or receive any benefits such as life or medical insurance. Directors do receive business travel and accident insurance coverage. Directors are eligible for matching of charitable contributions through the PepsiCo Foundation, which is generally available to all PepsiCo employees.

INITIAL SHARE GRANT

Each newly appointed non-employee director receives a one-time grant of 1,000 shares of PepsiCo Common Stock when he or she joins the Board. These shares are immediately vested but must be held until the director leaves the Board.

GOVERNANCE FEATURES

Our compensation program for non-employee directors operates with the following governance features which are similar to programs for executive officers:

Stock Ownership. To reinforce our ownership philosophy, non-employee directors are required to own shares of PepsiCo stock equal to $500,000 (five times the annual cash retainer). Shares or phantom units of PepsiCo Common Stock held either directly by the non-employee director (or immediate family members), in the director’s deferred compensation account, or in a trust for the benefit of immediate family members, count towards satisfying the requirement. Unexercised stock options do not count towards satisfying the requirement.

Non-employee directors have five years from their appointment to meet their ownership guideline requirement. All of our non-employee directors have met or are on track to meet their objectives within the five-year time requirement.

Exercise and Hold Policy. To ensure that non-employee directors exhibit a strong commitment to PepsiCo share ownership, the Board of Directors adopted an Exercise and Hold Policy. This policy limits the aggregate amount of proceeds that a director may receive in cash upon exercise of options during each calendar year to 20% of the aggregate value of all the director’s in-the-money vested options as of January 1 of that year. Any proceeds in excess of this 20% limit must be held in PepsiCo shares for at least one year after the date of exercise. This 20% limit is applied to the proceeds remaining after payment of taxes and the exercise price for the option. The Exercise and Hold Policy for directors is waived once ownership guidelines are met.

PepsiCo 2014 Proxy Statement	59

2013 DIRECTOR COMPENSATION (CONTINUED)

Clawback Provision. Under the terms of our long-term incentive plans, non-employee directors who violate PepsiCo’s Global Code of Conduct, who violate our non-compete, non-solicitation and non-disclosure policies or who engage in gross misconduct may be subject to financial consequences. Our long-term incentive plans permit PepsiCo to cancel a non-employee director’s outstanding equity awards if PepsiCo determines that the non-employee director has committed any such violation. The long-term incentive plans also permit PepsiCo to claw back all gains from exercised stock options received within the 12 months preceding the violation.

Hedging. Our insider trading policy prohibits non-employee directors from using any strategies or products (such as derivative securities or short-selling techniques) to hedge against the potential changes in the value of PepsiCo stock. In addition, directors may not hold PepsiCo securities in a margin account or pledge PepsiCo stock or PepsiCo stock options as collateral for a loan.

Trading Windows. Non-employee directors can only transact in PepsiCo securities during approved trading windows after satisfying mandatory clearance requirements.

2013 NON-EMPLOYEE DIRECTOR COMPENSATION

The following table summarizes the compensation of the non-employee directors for the fiscal year ended December 28, 2013.

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Stock Awards ($)(2) (c)	Option Awards ($)(3) (d)	All Other Compensation ($)(4) (e)	Total($) (f)
Shona L. Brown	50,000	150,000	0	0	200,000
George W. Buckley	50,000	150,000	0	0	200,000
Ian M. Cook (5)	79,167	150,000	0	0	219,167
Dina Dublon	70,000	150,000	0	0	220,000
Victor J. Dzau	50,000	150,000	0	11,211	211,211
Ray L. Hunt	65,000	150,000	0	0	215,000
Alberto Ibargüen	50,000	150,000	0	0	200,000
Sharon P. Rockefeller	50,000	150,000	0	0	200,000
James J. Schiro	50,000	150,000	0	0	200,000
Lloyd G. Trotter	70,000	150,000	0	0	220,000
Daniel Vasella	50,000	150,000	0	16,025	216,025
Alberto Weisser	50,000	150,000	0	0	200,000
(1)	The retainer fee reflects the first payment made in arrears in December 2013 for service during the period June 1, 2013 through November 30, 2013. The following directors elected to defer their 2013-2014 cash compensation into PepsiCo’s director deferral program: Dr. Dzau, Dr. Vasella, Mr. Schiro and Dr. Buckley each deferred his $50,000 retainer into 597 phantom stock units; Mr. Hunt deferred his $65,000 retainer into 776 phantom stock units; Mr. Trotter deferred his $70,000 retainer into 836 phantom stock units. The number of phantom units of PepsiCo Common Stock each director deferred on December 2, 2013 was determined by dividing their deferred cash compensation by the closing price of PepsiCo Common Stock on the grant date, which was $83.70.

(2)	The amounts reported for stock awards represent the full grant date fair value of the phantom stock units granted in 2013 calculated in accordance with the accounting guidance on share-based payments.

60	PepsiCo 2014 Proxy Statement

2013 DIRECTOR COMPENSATION (CONTINUED)

(3)	Prior to 2007, the directors’ annual equity award included stock options and RSUs. Beginning in 2007, the directors’ annual equity award consisted solely of phantom stock units. The number of vested and unvested stock options held by each non-employee director at fiscal year-end 2013 is shown below:

Name	Number of Vested Options	Number of Unvested Options
Shona L. Brown	0	0
George W. Buckley	0	0
Ian M. Cook	0	0
Dina Dublon	7,958	0
Victor J. Dzau	6,588	0
Ray L. Hunt	0	0
Alberto Ibargüen	6,588	0
Sharon P. Rockefeller	12,618	0
James J. Schiro	12,618	0
Lloyd G. Trotter	0	0
Daniel Vasella	6,588	0
Alberto Weisser	0	0
(4)	The amounts reported in this column include PepsiCo Foundation matching gift contributions. PepsiCo Foundation matching gift contributions are available to all full-time PepsiCo employees, PepsiCo retirees, PepsiCo non-employee directors and spouses of eligible individuals. Under the matching gift program, the PepsiCo Foundation matches cash or stock donations to recognized tax-exempt organizations, with PepsiCo Foundation annual contributions capped at $10,000, or $20,000 if an eligible individual provides significant and continuous ongoing volunteer services to a tax-exempt organization in addition to his or her financial contribution. In addition, infrequently, spouses of Directors are invited to attend a Board meeting and may incur travel expenses that are reimbursed by the Company. These amounts are included in the All Other Compensation column. If spouse travel occurs on Company aircraft, income is imputed to the Director for income tax purposes and the Director is not provided a tax reimbursement.

(5)	The retainer fee includes a pro-rata amount of $4,167 to reflect Mr. Cook’s appointment as Presiding Director, effective May 2013.

PepsiCo 2014 Proxy Statement	61

SECURITIES AUTHORIZED FOR ISSUANCE UNDER

EQUITY COMPENSATION PLANS

The following table provides information as of December 28, 2013 with respect to the shares of PepsiCo Common Stock that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders (1)	59,069,774	(2)	$62.79	(5)	110,251,842	(3)
Equity compensation plans not approved by security holders	—		—		—
Total (4)	59,069,774		$62.79	(5)	110,251,842
(1)	Includes the 2007 Long-Term Incentive Plan (the “2007 Plan”), the 2003 Long-Term Incentive Plan (the “2003 Plan”) and the 1994 Long-Term Incentive Plan.

(2)	This amount includes 674,758 PEPunits and 11,928,968 PSUs and RSUs that, if and when vested, will be settled in shares of PepsiCo Common Stock. This amount also includes 279,556 phantom units under the PepsiCo Director Deferral Program that will be settled in shares of Common Stock pursuant to the 2007 Plan at the end of the applicable deferral period. The amounts reported in the table assume target level performance for PEPunits and PSUs. If maximum earn-out levels are assumed for PEPunits and PSUs, the total number of shares of PepsiCo Common Stock to be issued upon exercise and/or settlement of outstanding awards as of December 28, 2013 is 59,939,205.

(3)	The shareholder-approved 2007 Plan is the only equity compensation plan under which PepsiCo currently issues equity awards. As of May 2, 2007, the 2007 Plan superseded the Company’s prior plan, the shareholder-approved 2003 Plan, and no further awards were made under the 2003 Plan. The 2007 Plan permits the award of stock options, stock appreciation rights, restricted and unrestricted shares, restricted stock units and performance shares and units. The 2007 Plan authorizes a number of shares for issuance equal to 195,000,000 plus the number of shares underlying awards under the Company’s prior equity compensation plans that are cancelled or expire after May 2, 2007 without delivery of shares. Under the 2007 Plan, any stock option granted reduces the available number of shares on a one-to-one basis, any RSU or other full value award granted before May 5, 2010 reduces the available number of shares on a one-to-one basis and any RSU or other full value award granted on or after May 5, 2010 reduces the available number of shares on a one-to-three basis.

(4)	The table does not include information for equity compensation plans assumed by PepsiCo in connection with PepsiCo’s merger with The Quaker Oats Company (“Quaker”) in 2001 and acquisitions of The Pepsi Bottling Group, Inc. (“PBG”) and PepsiAmericas Inc. (“PAS”) in 2010.

•

As of December 28, 2013, 12,536 shares of PepsiCo Common Stock, which are related to awards issued under the Quaker plans prior to the merger, have been deferred and will be issued in the future. No additional options or other awards may be granted under the Quaker plans.

•

As of December 28, 2013, 3,195,207 shares of PepsiCo Common Stock were issuable upon the exercise of outstanding options granted under the PBG plans prior to the acquisition of PBG at a weighted average exercise price of $44.66 and an additional 10,008 shares of PepsiCo Common Stock related to RSU awards issued under the PBG plans prior to the acquisition of PBG. No additional stock options or other awards may be granted under the PBG plans.

•

As of December 28, 2013, 80,132 shares of PepsiCo Common Stock were issuable upon the exercise of outstanding options granted under the PAS plans prior to the acquisition of PAS at a weighted average exercise price of $39.45. No additional stock options or other awards may be granted under the PAS plans.

(5)	Weighted average exercise price of outstanding options only.

62	PepsiCo 2014 Proxy Statement

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(PROXY ITEM NO. 2)

The Audit Committee has appointed KPMG LLP as PepsiCo’s independent registered public accountants for fiscal year 2014. KPMG has served as PepsiCo’s independent registered public accountants since 1990. While we are not required to seek shareholder ratification of the selection of KPMG as our independent registered public accountants, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the selection, the Audit Committee will take the vote into consideration when determining whether or not to retain KPMG.

Representatives of KPMG are expected to be present and available to answer appropriate questions at the Annual Meeting and will have an opportunity to make statements during the meeting if they desire to do so.

Our Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of KPMG as PepsiCo’s independent registered public accountants for fiscal year 2014.

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

(PROXY ITEM NO. 3)

Pursuant to Section 14A of the Exchange Act, the Company asks shareholders to cast an advisory vote to approve the compensation of our Named Executive Officers disclosed in the Executive Compensation section beginning on page 29 of this Proxy Statement. While this vote is non-binding, PepsiCo values the opinions of its shareholders and, consistent with our record of shareholder engagement, will consider the outcome of the vote when making future compensation decisions.

In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on page 29 of this Proxy Statement. As described in the Compensation Discussion and Analysis, we believe that PepsiCo’s executive compensation programs effectively align the interests of our executive officers with those of our shareholders by tying a significant portion of their compensation to PepsiCo’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to PepsiCo’s long-term success.

We are asking our shareholders to vote FOR, in a non-binding vote, the following resolution:

“Resolved, the shareholders of PepsiCo approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the 2013 Summary Compensation Table, the other compensation tables and the related notes and narratives on pages 29-57 of this Proxy Statement for the 2014 Annual Meeting of Shareholders.”

The Board has adopted a policy of providing annual advisory votes on the compensation of our Named Executive Officers. The next advisory vote to approve our executive compensation will occur at the 2015 Annual Meeting of Shareholders, unless the Board of Directors modifies its policy on the frequency of holding such advisory votes.

Our Board of Directors recommends that shareholders vote “FOR” the compensation of our Named Executive Officers.

PepsiCo 2014 Proxy Statement	63

APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS OF THE PEPSICO, INC. EXECUTIVE INCENTIVE COMPENSATION PLAN

(PROXY ITEM NO. 4)

We are asking shareholders to approve the material terms of the performance goals of the PepsiCo, Inc. Executive Incentive Compensation Plan (the “EICP”), as amended and restated. The Compensation Committee and Board of Directors previously approved the amended and restated EICP in February 2014, subject to shareholder approval.

The EICP is being submitted to you for approval with the intention of preserving the ability of the Compensation Committee to grant cash incentive awards to executive officers that may be deductible in accordance with Section 162(m) of the Internal Revenue Code. Section 162(m) limits to $1 million per year the deductibility of compensation to the Chief Executive Officer and the next three most highly compensated executive officers other than the Chief Financial Officer. This limit does not apply to compensation defined in Section 162(m) as “qualified performance-based compensation.” In order for awards under the EICP to constitute “qualified performance-based compensation,” among other conditions, shareholders must approve the EICP every five years.

IMPORTANT FACTS ABOUT THIS PROPOSAL

•

This proposal does not seek shares of PepsiCo Common Stock, as no shares can be issued under the EICP pursuant to awards granted thereunder. Any such shares must be issued pursuant to the shareholder-approved 2007 Long-Term Incentive Plan.

•

Assuming that any bonuses paid under the EICP are treated as qualified performance-based compensation under Section 162(m), approval of this proposal by the Company’s shareholders will not result in any cost to the Company in excess of the cost of any such bonuses.

The material terms of the EICP, formerly called the 2009 Executive Incentive Plan (the “2009 EICP”), were last approved by shareholders in 2009, and the material terms of the performance goals of the EICP are now being resubmitted for shareholder approval at this Annual Meeting with the intention of satisfying this Section 162(m) requirement; however, there can be no guarantee that the awards granted under the EICP will be treated as qualified performance-based compensation under Section 162(m). If shareholders do not re-approve the material terms of the EICP, it will be cancelled. If the EICP is cancelled, the Company may grant bonuses under a new plan and any bonuses awarded to our Chief Executive Officer and the next three most highly compensated executive officers other than the Chief Financial Officer will not be fully deductible for tax purposes pursuant to Section 162(m) to the extent total compensation exceeds $1 million.

For purposes of Section 162(m), the material terms of the performance goals that must be approved include: (i) the employees eligible to receive compensation under the EICP, (ii) a description of the business criteria on which the performance goal is based and (iii) either the maximum amount of compensation that can be paid to a covered employee under the performance goal or the formula used to calculate the amount of compensation that could be paid if the performance goal is satisfied. The material terms of the EICP are discussed in the pages that follow.

The EICP provides performance-related incentive compensation opportunities to our executive officers and other participating employees. Awards under the EICP are designed to provide annual incentives that drive Company-wide and business unit performance. The EICP rewards outstanding performance by those individuals whose decisions and actions affect the sustainable growth and profitability of the Company. The performance criteria set forth in the EICP are intended to align the interests of participating employees with the interests of shareholders.

64	PepsiCo 2014 Proxy Statement

APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS OF THE PEPSICO, INC. EXECUTIVE INCENTIVE COMPENSATION PLAN (PROXY ITEM NO. 4) (CONTINUED)

SUMMARY OF THE EXECUTIVE INCENTIVE COMPENSATION PLAN

We have summarized below the principal features of the EICP. This summary is qualified in its entirety by reference to the complete text of the EICP set forth in Exhibit B to this Proxy Statement.

Administration. The EICP is administered by the Compensation Committee, which is composed entirely of independent directors who meet the criteria of “outside director” under Section 162(m) of the Internal Revenue Code and “non-employee director” under Section 16 of the Exchange Act. The Compensation Committee selects the participants, determines the time when awards will be granted, sets the performance goals, performance measures, target awards and other terms and conditions of awards, certifies the degree to which the performance goals for earning awards have been met, and determines whether an award should be reduced or eliminated.

Eligibility and Participation. For each performance period, the Compensation Committee selects the executives who are eligible for participation in the EICP. The performance period is one fiscal year unless otherwise established by the Compensation Committee. The EICP provides that all executive officers and other executives of PepsiCo who are selected by the Compensation Committee shall participate in the EICP. For 2014, a total of 14 executives, including our 12 executive officers, will participate in the EICP. The Compensation Committee selects eligible participants no later than 90 days after the beginning of the year (or, if shorter, before 25 percent of the performance period has elapsed).

Performance Goals. The amount of awards payable to participants under the EICP is based on the degree of achievement of objective performance goals that the Compensation Committee establishes within 90 days after commencement of the performance period (or, if shorter, before 25 percent of the performance period has elapsed). Under the EICP, the performance goals may be based upon one or more of the following performance measures:

•      stock price

•      market share

•      sales revenue

•      cash flow

•      sales volume

•      earnings per share

•      return on equity

•      return on assets

•      return on sales

•      return on invested capital

•      economic value added

•      net earnings

•      total shareholder return

•      gross margin

•      costs

•      productivity

•      brand contribution

•      product quality

•      portfolio transformation

•      productivity improvement

•      corporate value measures (such as compliance, safety,

       environmental or personnel matters)

•      measures related to corporate initiatives (such as

       acquisitions, dispositions or customer satisfaction)

Performance goals may be based upon the performance of PepsiCo as a whole, an individual participant, or a subsidiary, division, department, region, function or business unit of the Company. Performance goals may be absolute or may be relative to a peer group or index. Performance goals need not be the same for all participants and different performance measures may be given different weights. For purposes of exercising negative discretion in reducing the amount of any award, the Compensation Committee may

PepsiCo 2014 Proxy Statement	65

APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS OF THE PEPSICO, INC. EXECUTIVE INCENTIVE COMPENSATION PLAN (PROXY ITEM NO. 4) (CONTINUED)

establish other subjective or objective performance goals, including individual performance goals, for awards to the extent permissible for awards to still be qualified performance-based compensation under Section 162(m).

The Compensation Committee may adjust the performance goals, or the manner in which performance will be measured against the performance goals, based on qualifying criteria selected by the Compensation Committee to the extent permissible for awards to still be qualified performance-based compensation under Section 162(m). Such criteria may include acquisition-related charges; litigation, claim judgments, settlements or tax settlements; the effect of changes in tax law, changes in accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; gains or losses from discontinued operations; consolidated operating results attributable to acquisitions; and any extraordinary non-recurring items as described in Generally Accepted Accounting Principles and/or in management’s discussion and analysis of financial condition and results of operations appearing in the annual report to shareholders for the applicable year.

Determination of Awards. Following the conclusion of the performance period, the Compensation Committee will review actual performance and certify in writing the degree to which the performance goals applicable to the awards have been met. Notwithstanding attainment of performance goals, the Compensation Committee has the discretion to reduce, but not increase, some or all of an award that would otherwise be paid.

Payment of Awards. Awards are payable in cash as soon as practicable following the conclusion of the performance period and the Compensation Committee’s determination of the award amounts. The Compensation Committee may permit or require the deferral of award amounts and may also subject the payout of awards to vesting conditions. In addition, the terms of the EICP provide the Compensation Committee the discretion to pay awards in stock, restricted stock, stock options or other equity-based awards under the shareholder-approved 2007 Long-Term Incentive Plan or successor plan.

Award Maximum. No participant may receive an aggregate award of more than $9 million under the EICP in any year. This limitation is unchanged from the 2009 EICP.

Amendment and Termination. The Compensation Committee may amend or terminate the EICP so long as such action does not adversely affect any rights or obligations with respect to awards already outstanding under the EICP. Shareholder approval is required for any amendment that (i) increases the maximum amount per year which can be paid to any one participant under the EICP, (ii) changes the performance measures on which the performance goals may be based, or (iii) modifies the class of persons eligible for participation in the EICP. The EICP will continue in effect until terminated by the Compensation Committee.

U.S. Federal Income Tax Consequences. Under the Internal Revenue Code, a grant of an award under the EICP would have no federal income tax consequences. The payment of the award is taxable to a participant as ordinary income in the year of receipt. PepsiCo will generally be entitled to a corresponding U.S. federal income tax deduction for the amounts constituting ordinary income to the participant as long as the EICP and the award satisfy the requirements of Section 162(m) of the Internal Revenue Code. It is intended that awards payable under the EICP to participants covered by Section 162(m) will be qualified performance-based compensation; however, there can be no guarantee that the awards granted under the EICP will be treated as qualified performance-based compensation under Section 162(m).

66	PepsiCo 2014 Proxy Statement

APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS OF THE PEPSICO, INC. EXECUTIVE INCENTIVE COMPENSATION PLAN (PROXY ITEM NO. 4) (CONTINUED)

PLAN BENEFITS

Awards under the EICP are determined based on actual future performance. Therefore, future actual awards cannot now be determined. Set forth below is a table that shows annual incentive awards that were earned under the 2009 EICP based on 2013 performance. Please see the Compensation Discussion and Analysis and 2013 Summary Compensation Table for additional detail.

Name	Value ($)
Indra K. Nooyi	4,000,000
Hugh F. Johnston	1,422,400
Zein Abdalla	1,424,300
Brian Cornell	1,728,000
Mehmood Khan	1,173,900
All Executive Officers as a Group (1)	16,238,100
All Non-Executive Directors as a Group	0
All Non-Executive Officer Employees as a Group	2,324,600
(1)	Consists of 12 executive officers, including the five Named Executive Officers listed in the table.

APPROVAL

For purposes of Section 162(m), the material terms of a performance goal are approved by shareholders if, in a separate vote, a majority of the votes cast on the issue are cast in favor of approval.

Our Board of Directors recommends that shareholders vote “FOR” the approval of the material terms of the performance goals of the PepsiCo, Inc. Executive Incentive Compensation Plan.

PepsiCo 2014 Proxy Statement	67

SHAREHOLDER PROPOSALS

(PROXY ITEM NOS. 5 AND 6)

Shareholders have submitted the following resolutions for the reasons stated. The shareholder proposals will be voted on at our 2014 Annual Meeting only if properly presented by or on behalf of the shareholder proponent. Some of the shareholder proposals contain assertions about PepsiCo that we believe are incorrect. We have not attempted to refute all these inaccuracies. However, our Board of Directors has recommended a vote against each of these proposals for the reasons set forth following each proposal.

POLICY REGARDING POLITICAL CONTRIBUTIONS

(PROXY ITEM NO. 5)

James W. Mackie, 122 Pennsylvania Avenue, Bryn Mawr, Pennsylvania 19010, who owns 3,500 shares of PepsiCo Common Stock, has submitted the following proposal for the reasons stated.

“Resolved: The Corporation shall have a policy pertaining to making political contributions (to individual candidates; organizations supporting candidates, directly or indirectly; leadership groups; or political action committees) only if such a policy is approved by at least at least 75% of its shares outstanding. No funds, or in kind support, shall be provided by the corporation to any of the entities listed above unless the contribution complies with the corporate policy.

There are five reasons for passage of this resolution:

1.	The ability of large corporations to provide large amounts of funding for political candidates gives the corporation the ability to manage legislation that will provide them with legislated or regulatory benefits that place their smaller competitors at a disadvantage in the market place.

2.	Endowment funds, insurance companies, mutual funds and pension funds currently hold the majority of all publicly traded shares and these shares are held for the benefit of many small investors. To have the large corporations utilize corporate funds to further the political goals of the executives is irresponsible fiduciary behavior that may be against the wishes of the individuals for whom they hold the shares.

3.	We have recently seen the result of undue influence that has reduced the oversight of regulatory agencies and created problems for stock holders and consumers in the areas of finance, food, health care and petroleum. The political influence exerted by large corporations had a direct impact on these actions. Unless large corporations are prevented from making political contributions to elected officials, or their political parties, these practices will continue.

4.	Legislative and regulatory bodies should be guided by all constituents, not just those who pay for their re-election or provide significant perks to individuals in those bodies. Large corporate political contributions can corrupt honest efforts to provide reasonable laws and regulations.

5.	The increasing use by advocacy groups of 501(c)(4) non-profit corporations to escape disclosure of political contributions would allow publicly held corporations to make unlimited political contributions, but to do so without even informing their own shareholders.”

Recommendation of the Board of Directors:

The Board of Directors recommends that shareholders vote against this resolution for the following reasons:

•

At PepsiCo, we believe that participation in the political process is critical to our Company’s success. Because PepsiCo is one of the world’s leading food and beverage companies, public policy affects our ability to operate and to maintain a successful business and to continue to provide shareholder value. For this reason, we believe that active participation in the public policy process, including political expenditures and participation in lobbying activities on topics of relevance to our business and operations, is essential and appropriate for our Company.

•

PepsiCo has already adopted a Political Contributions Policy. Transparency and accountability are embedded into PepsiCo’s public policy, political spending and lobbying actions. PepsiCo has adopted a Political Contributions Policy, which is available on our website at www.pepsico.com

68	PepsiCo 2014 Proxy Statement

SHAREHOLDER PROPOSALS (PROXY ITEM NOS. 5 AND 6) (CONTINUED)

under “Who We Are”—“Corporate Governance”—“Policies.” We have also developed various processes designed to further promote corporate accountability, including a requirement that all contributions reflect PepsiCo’s business or strategic interests and not those of its individual officers or directors. The following criteria are considered in connection with all contributions:

¡	The candidate’s or entity’s commitment to improving the business climate;

¡	The candidate’s commitment to the long-term public policy goals of PepsiCo;

¡	The location of PepsiCo facilities or employees within the candidate’s district or state; and

¡

The candidate’s position on key committees where legislation of importance to PepsiCo is considered or the candidate’s demonstrated leadership—or potential for leadership—within the U.S. Congress or a state legislature.

A summary of PepsiCo’s processes and procedures relating to political contributions and expenditures is available on our website at www.pepsico.com under “Who We Are”—“Corporate Governance”—“Policies”—“Political Activities, Political Contributions & Issue Advocacy: Policies & Guidelines.”

•

Our public policy priorities and political expenditures are focused on business issues that are critical to our Company and our stakeholders. We seek to support candidates, organizations and legislation that will advance PepsiCo’s business interests. All political contributions are distributed in a non-partisan manner to U.S. candidates, political parties, other political committees and ballot measure committees. PepsiCo’s Public Policy/Government Affairs team works with senior management to develop annual and long-term public policy priorities. The PepsiCo Board of Directors oversees both PepsiCo’s public policy priorities and political contributions.

•

PepsiCo publicly discloses substantial information relating to its lobbying expenditures and political contributions. Over the past several years, we have significantly enhanced our website disclosure of political spending and lobbying activities given the importance of this issue.

¡

Disclosure of lobbying expenditures – PepsiCo discloses all lobbying activities at the federal, state and local level as required by law. A link to PepsiCo’s quarterly federal lobbying reports and the total annual amount of PepsiCo’s federal lobbying-related expenditures can be found on our website at www.pepsico.com under “Who We Are”—”Corporate Governance”—“Policies”—“Political Activities, Political Contributions & Issue Advocacy: Policies & Guidelines.” Moreover, our website includes information about:

ú	the rationale for PepsiCo’s lobbying activities;

ú	a description of our top lobbying priorities; and

ú	the processes we follow to promote transparency and accountability.

¡	Disclosure of political contributions – PepsiCo’s website provides ample and relevant information about PepsiCo’s political contributions, including:

ú	the amounts of PepsiCo’s annual corporate political contributions in the United States;

ú	the amounts of contributions made from PepsiCo’s employee political action committee, the “Concerned Citizens Fund”; and

ú	the precise criteria used to analyze and approve political contributions, which require that all contributions are reviewed by PepsiCo’s law department for compliance with laws, and that all political contributions using corporate funds be approved by PepsiCo’s Corporate Vice President Public Policy and Government Affairs.

The proposal seeks to impose on PepsiCo restrictions on our ability to make political expenditures in support of public policy issues that are critical to the success of our business. Our public policy activities, both contributions and lobbying, are aligned with our corporate values. The Board believes that it is in the best interest of our Company and shareholders to continue to participate in the public policy process in a transparent manner.

Our Board of Directors recommends that shareholders vote “AGAINST” this proposal.

PepsiCo 2014 Proxy Statement	69

SHAREHOLDER PROPOSALS (PROXY ITEM NOS. 5 AND 6) (CONTINUED)

POLICY REGARDING EXECUTIVE RETENTION OF STOCK

(PROXY ITEM NO. 6)

John Chevedden, on behalf of Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, New York 11021, who owns at least 500 shares of PepsiCo Common Stock, has submitted the following proposal for the reasons stated.

“Proposal 6 – Executives to Retain Significant Stock

Resolved: Shareholders urge that our executive pay committee adopt a policy requiring senior executives to retain a significant percentage of shares acquired through equity pay programs until reaching normal retirement age and to report to shareholders regarding the policy before our Company’s next annual meeting. For the purpose of this policy, normal retirement age would be an age of at least 60 and determined by our executive pay committee. Shareholders recommend that the committee adopt a share retention percentage requirement of 50% of net after-tax shares.

This single unified policy shall prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. Otherwise our directors would be able to avoid the impact of this proposal. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented so as not to violate our Company’s existing contractual obligations or the terms of any pay or benefit plan currently in effect.

Requiring senior executives to hold a significant portion of stock obtained through executive pay plans would focus our executives on our company’s long-term success. A Conference Board Task Force report stated that hold-to-retirement requirements give executives “an ever-growing incentive to focus on long-term stock price performance.”

This proposal should also be more favorably evaluated due to our Company’s clearly improvable environmental, social and corporate governance performance as reported in 2013:

In regard to our board Alberto Ibargüen and Ray Hunt were negatively flagged by GMI, an independent investment research firm, due to their involvement with these respective boards when they filed bankruptcy: AMR Corporation and Halliburton. Our Lead Director Ian Cook was a CEO at another company. Sharon Percy Rockefeller had a whooping 27-years of tenure. Not one independent director had expertise in risk management. GMI said shareholders are free, by North Carolina law, to remove directors with or without cause.

In regard to executive pay there was $20 million for Indra Nooyi and shareholders faced a potential 13% dilution. Pepsi could give long-term incentive pay to our CEO for below-median performance. Our CEO’s annual incentive pay would not rise or fall in line with annual performance. Pepsi did not link environmental or social performance to its incentive pay policies.

Pepsi had limited implementation of OSHAS 18001 as its occupational health and safety management system. The world’s 10 biggest food and beverage makers, including Nestle, Coca-Cola, Danone and PepsiCo, scored poorly in social and environmental practices including the way they treat women, a study by international human rights group Oxfam said.

Returning to the core topic of this proposal from the context of our clearly improvable corporate performance, please vote to protect shareholder value:

Executives to Retain Significant Stock – Proposal 6”

Recommendation of the Board of Directors:

While the Board agrees with the proponent that executive officers should own a significant amount of company stock to align their interests with those of shareholders, the Board believes that this proposal is unnecessary because PepsiCo already has in place policies that address this issue. Also, PepsiCo’s executive compensation programs and governance policies are already designed and managed to

70	PepsiCo 2014 Proxy Statement

SHAREHOLDER PROPOSALS (PROXY ITEM NOS. 5 AND 6) (CONTINUED)

achieve the objectives articulated in this proposal. As set forth below, and explained in greater detail in the Compensation Discussion and Analysis beginning on page 29 of this Proxy Statement, PepsiCo uses long-term incentive awards to align pay with Company performance; PepsiCo’s executive officers are subject to rigorous stock ownership, stock retention and clawback policies that extend beyond employment with PepsiCo; and all employees of PepsiCo are prohibited from engaging in hedging and pledging transactions in Company stock. Accordingly, the Board of Directors recommends that shareholders vote against this proposal for the following reasons:

•

PepsiCo’s executive officers are already subject to strong stock ownership requirements. As set forth on page 43, PepsiCo’s Chief Executive Officer is required to hold PepsiCo stock having a value equal to eight times her annual salary and our other executive officers are required to hold PepsiCo stock having a value equal to either four or two times their annual salary, depending on their position. For example, as of March 13, 2014, PepsiCo’s CEO held 381,738 shares and share equivalents of PepsiCo Common Stock, equal in value to 19.5 times her annual salary, an amount that significantly exceeds her ownership requirement. Executive officers have five years from the date of appointment to their position to achieve the applicable ownership requirement. All of our executive officers have met or are on track to meet their ownership requirement within the five-year period.

•

PepsiCo’s share retention policies already require executive officers to hold a significant portion of shares acquired through our long-term incentive program. Executive officers who have not yet achieved their stock ownership requirement are subject to strict share retention policies. These policies limit the proceeds that an executive officer may receive in cash upon exercise of stock options during each calendar year to 20% of the aggregate value of all of the executive officer’s in-the-money vested stock options. Any proceeds in excess of this 20% limit must be held in PepsiCo shares. These policies also require that executive officers hold at least 50% of the shares, net of tax withholding, received upon payout of any PEPunits, PepsiCo’s performance share awards described on page 31.

•

PepsiCo’s executive officers are already subject to post-employment stock-holding requirements and a strong clawback policy. As explained on page 43, executive officers who terminate or retire from PepsiCo cannot fully sell the shares covered by the stock ownership policy until one year after leaving PepsiCo. Executive officers are also subject to a strong clawback policy, which also continues to apply following termination or retirement.

•

PepsiCo’s insider trading policy already prohibits executive officers from engaging in any transactions to hedge against declines in the value of PepsiCo’s stock. Unlike the proponent’s proposal, which would only prohibit hedging transactions with respect to shares covered by the proposed ownership requirement, PepsiCo’s insider trading policy prohibits hedging with respect to any and all shares held by an executive officer. In addition, PepsiCo executive officers may not hold Company securities in a margin account or pledge company securities as collateral for a loan.

•

PepsiCo’s executive compensation programs already achieve the proposal’s underlying goal of focusing our executive officers on PepsiCo’s long-term success. As more fully explained on page 34, in order to motivate senior executives to deliver sustained long-term performance and to promote an ownership culture, the annual long-term incentive award is weighted more heavily than any other component of total direct compensation for our executive officers. The long-term incentive program rewards business performance, measured through critical internal operating metrics, and market-based performance, measured through absolute share price as well as total shareholder return relative to the S&P 500 over an extended three-year performance period.

We believe that our current executive compensation program, comprised of a significant portion of long-term incentive awards and complemented by rigorous stock ownership, clawback and hedging and pledging policies, is consistent with market practices. Therefore, we do not believe that the policy requested by the proposal is in the best interests of the Company or its shareholders.

Our Board of Directors recommends that shareholders vote “AGAINST” this proposal.

PepsiCo 2014 Proxy Statement	71

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

2015 SHAREHOLDER PROPOSALS

PepsiCo welcomes comments or suggestions from its shareholders. If a shareholder wants to have a proposal formally considered at the 2015 Annual Meeting, and included in the Proxy Statement for that meeting, we must receive the proposal in writing on or before the close of business on November 21, 2014 and the proposal must otherwise comply with Rule 14a-8 under the Exchange Act. Proposals must be addressed to the Corporate Secretary of PepsiCo at 700 Anderson Hill Road, Purchase, New York 10577.

Under our By-Laws, if a shareholder wishes to present other business at the 2015 Annual Meeting of Shareholders, or nominate a director candidate, we must receive proper written notice of any such business or nominations no earlier than January 7, 2015 and no later than February 6, 2015. If the 2015 Annual Meeting is not within thirty days before or sixty days after the anniversary date of this year’s Annual Meeting, we must receive notice no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the public announcement of the meeting date. Any notice must include the information specified in the By-Laws and must be addressed to the Corporate Secretary of PepsiCo at 700 Anderson Hill Road, Purchase, New York 10577. If a shareholder does not meet these deadlines, or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the Annual Meeting.

GENERAL

The 2013 Annual Report to Shareholders, including financial statements, was delivered or made available with this Proxy Statement or was previously delivered to shareholders. If you have not received the Annual Report, please contact PepsiCo’s Manager of Shareholder Relations at PepsiCo, Inc., 700 Anderson Hill Road, Purchase, New York 10577 or (914) 253-3055 or investor@pepsico.com. The Annual Report can also be found on our website at www.pepsico.com under “Investors”—“Annual Reports and Proxy Information.”

If you are a beneficial owner, your bank or broker may deliver a single Proxy Statement and Annual Report, along with individual proxy cards, or individual Notices to any household at which two or more shareholders reside unless contrary instructions have been received from you. This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses. Shareholders may revoke their consent to future householding mailings or enroll in householding by contacting Broadridge at 1-800-542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you wish to receive a separate set of proxy materials for this year’s Annual Meeting, we will deliver them promptly upon request to PepsiCo’s Manager of Shareholder Relations at PepsiCo, Inc., 700 Anderson Hill Road, Purchase, New York 10577 or (914) 253-3055 or investor@pepsico.com.

A copy of PepsiCo’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013 (including the financial statements, schedules and a list of exhibits) will be sent to any shareholder without charge by contacting the Company at the address or phone number listed above. You also may obtain our Annual Report on Form 10-K over the Internet on the SEC’s website at www.sec.gov, or on our website at www.pepsico.com under “Investors”—“SEC Filings.”

Your vote is very important. Please vote your shares promptly through any of the means described on the proxy card, the voting instruction form or the Notice of Annual Meeting.

By Order of the Board of Directors,

LARRY D. THOMPSON

Corporate Secretary

72	PepsiCo 2014 Proxy Statement

EXHIBIT A

Reconciliation of GAAP and Non-GAAP Information

($ in millions, except per share amounts, unaudited)

Organic revenue, core results and core constant currency results are non-GAAP financial measures as they exclude certain items noted below. However, we believe investors should consider these measures as they are more indicative of our ongoing performance and with how management evaluates our operational results and trends. Additionally, free cash flow excluding certain items is the primary measure management uses to monitor cash flow performance. Free cash flow is not a measure defined by GAAP. Since net capital spending is essential to our product innovation initiatives and maintaining our operational capabilities, we believe that it is a recurring and necessary use of cash. As such, we believe investors should also consider net capital spending when evaluating our cash from operating activities. See pages 48-50 of PepsiCo’s 2013 Form 10-K for a detailed description of certain items excluded from the below non-GAAP financial measures.

Net Revenue Growth Reconciliation

Year Ended
12/28/13
Reported Net Revenue Growth	1.4%
Impact of Acquisitions and Divestitures	1.0
Impact of Foreign Exchange Translation	1.6

Organic Revenue Growth	4.0%

Net Income Attributable to PepsiCo Reconciliation

	Year Ended
	12/28/13	12/29/12	Growth
Reported Net Income Attributable to PepsiCo	$6,740	$6,178	9.1%
Commodity Mark-to-Market Net Impact	44	(41)
Merger and Integration Charges	8	12
Restructuring and Impairment Charges	129	215
Venezuela Currency Devaluation	111	—
Tax Benefits	(209)	(217)
Restructuring and Other Charges Related to the Transaction with Tingyi	—	176
Pension Lump Sum Settlement Charge	—	131

Core Net Income Attributable to PepsiCo	$6,823	$6,454	5.7%

Impact of Foreign Exchange Translation	140		2.2

Core Constant Currency Net Income Attributable to PepsiCo Growth	$6,963		7.9%

PepsiCo 2014 Proxy Statement	A-1

EXHIBIT A (CONTINUED)

Diluted EPS Reconciliation

	Year Ended
	12/28/13		12/29/12	Growth
Reported Diluted EPS	$4.32		$3.92	10.2%
Commodity Mark-to-Market Net Impact	0.03		(0.03)
Merger and Integration Charges	0.01		0.01
Restructuring and Impairment Charges	0.08		0.14
Venezuela Currency Devaluation	0.07		—
Tax Benefits	(0.13)		(0.14)
Restructuring and Other Charges Related to the Transaction with Tingyi	—		0.11
Pension Lump Sum Settlement Charge	—		0.08

Core Diluted EPS	$4.37	*	$4.10 *	6.7%

Impact of Foreign Exchange Translation				2.2

Core Constant Currency Diluted EPS Growth				8.9%

Net Cash Provided by Operating Activities Reconciliation

Year Ended
12/28/13
Net Cash Provided by Operating Activities	$9,688
Capital Spending	(2,795)
Sales of Property, Plant and Equipment	109

Free Cash Flow	7,002
Discretionary Pension and Retiree Medical Contributions (after-tax)	20
Merger and Integration Payments (after-tax)	21
Payments Related to Restructuring Charges (after-tax)	105
Net Payments Related to Income Tax Settlements	984
Net Capital Investments Related to Merger and Integration	(4)
Net Capital Investments Related to Restructuring Plan	8
Payments for Restructuring and Other Charges Related to the Transaction with Tingyi (after-tax)	26

Free Cash Flow Excluding Above Items	$8,162

A-2	PepsiCo 2014 Proxy Statement

EXHIBIT A (CONTINUED)

Return on Invested Capital (ROIC) Growth Reconciliation

	Year Ended
	12/28/13
Reported ROIC Growth	37	bps
Impact of:
Cash, Cash Equivalents and Short-Term Investments	104
Commodity Mark-to-Market Net Impact	15
Merger and Integration Charges	10
Restructuring and Impairment Charges	(21)
Venezuela Currency Devaluation	21
Tax Benefits	9
Restructuring and Other Charges Related to the Transaction with Tingyi	(37)
Pension Lump Sum Settlement Charge	(29)

Core Net ROIC Growth	110 *	bps

Note—The impact of all other reconciling items to reported ROIC rounds to zero.

*	Does not sum due to rounding.

PepsiCo 2014 Proxy Statement	A-3

EXHIBIT B

PEPSICO, INC.

EXECUTIVE INCENTIVE COMPENSATION PLAN

(as amended and restated effective February 7, 2014)

1.	Purpose.

The principal purposes of this PepsiCo, Inc. Executive Incentive Compensation Plan, which was formerly referred to as the PepsiCo, Inc. 2009 Executive Incentive Compensation Plan, are to assist the Company in attracting, motivating and retaining participating eligible executives who have significant responsibility for the growth and long-term success of the Company by providing incentive awards that ensure a strong pay-for-performance linkage for such executives, and to permit the incentive awards to qualify as performance-based compensation under Section 162(m).

2.	Definitions.

(a) “Award” means an amount calculated and awarded to a Participant pursuant to the Plan.

(b) “Board of Directors” means the Board of Directors of PepsiCo.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” has the meaning set forth in Section 3(a).

(e) “Company” means PepsiCo and its subsidiaries and divisions.

(f) “Disability” means a disability for which a Participant is considered to be “disabled” under the PepsiCo Disability Plan (as amended and restated from time to time).

(g) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(h) “Eligible Executive” means an employee of the Company who is considered an executive officer of PepsiCo within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and executives of the Company who are selected by the Committee as key executives for participation in the Plan.

(i) “Fiscal Year” means a fiscal year of the Company.

(j) “Key Employee” has the meaning ascribed to it from time to time in the PepsiCo Executive Income Deferral Program.

(k) “Misconduct” means (i) violating the Company’s Code of Conduct, Insider Trading Policy or any other written policies of the Company, (ii) unlawfully trading in the securities of PepsiCo or of any other company based on information gained as a result of his or her employment with the Company, or (iii) engaging in any activity which constitutes gross misconduct or (iv) engaging in any action which constitutes gross negligence or misconduct and that causes or contributes to the need for an accounting adjustment to PepsiCo’s financial results.

(l) “Participant” means an Eligible Executive participating in the Plan for a Performance Period as provided in Section 4(b).

(m) “PepsiCo” means PepsiCo, Inc., a North Carolina corporation and its successors and assigns.

(n) “Performance Goals” has the meaning set forth in Section 5(b).

(o) “Performance Measures” has the meaning set forth in Section 5(c).

(p) “Performance Period” means a Fiscal Year or other period of time (which may be longer or shorter than a Fiscal Year) set by the Committee during which the achievement of the Performance Goals is to be measured.

B-1	PepsiCo 2014 Proxy Statement

EXHIBIT B (CONTINUED)

(q) “Plan” means this PepsiCo, Inc. Executive Incentive Compensation Plan, as amended and restated herein, and as it may be amended from time to time.

(r) “Section 162(m)” means Section 162(m) of the Code and the applicable regulations and other guidance of general applicability that are issued thereunder.

(s) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) as set forth in Section 162(m)(4)(C) of the Code and the regulations and other guidance of general applicability that are issued thereunder.

(t) “Section 409A” means Section 409A of the Code and the applicable regulations and other guidance of general applicability that are issued thereunder.

(u) “Separation from Service” means separation from service as defined in Section 409A; provided that for purposes of determining whether a Separation from Service has occurred, the Plan has determined, based upon legitimate business criteria, to use the twenty percent (20%) test described in Treas. Reg. §1.409A-1(h)(3). In the event a Participant also provides services other than as an employee for the Company and its affiliates, as determined under the prior sentence, such other services shall not be taken into account in determining when a Separation from Service occurs to the extent permitted under Treas. Reg. § 1.409A-1(h)(5).

3.	Administration of the Plan.

(a) Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee shall be appointed by the Board of Directors and shall consist of not less than two members of the Board who meet the definition of “outside director” under the provisions of Section 162(m) and the definition of “non-employee director” under the provisions of the Exchange Act or the regulations or rules thereunder, and each of whom is “independent” as set forth in the applicable rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange.

(b) Administration. The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include the authority (within the limitations described herein) to select the persons to be granted awards under the Plan, to determine the time when Awards will be granted, to determine whether objectives and conditions for earning Awards have been met, to determine whether Awards will be paid at the end of the Performance Period or deferred, consistent with Section 409A, and to determine whether an Award or payment of an Award should be reduced or eliminated. The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee’s interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding for all purposes and on all parties, including the Company, its shareholders, its employees and any person receiving an Award under the Plan, as well as their respective successors in interest. The provisions of the Plan are intended to ensure that all Awards granted hereunder qualify for the Section 162(m) Exemption, and this Plan is intended to be interpreted and operated consistent with this intention. There is no obligation of uniformity of treatment of Participants under the Plan. No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

(c) Guidelines. The Committee may adopt from time to time written policies or rules as it deems necessary or desirable for the Committee’s implementation and administration of the Plan.

(d) Delegation of Administrative Authority. The Committee may delegate its responsibilities for administering the Plan to employees of the Company as it deems necessary or appropriate for the proper administration of the Plan.

PepsiCo 2014 Proxy Statement	B-2

EXHIBIT B (CONTINUED)

4.	Eligibility and Participation.

(a) Eligibility. All Eligible Executives are eligible to participate in the Plan for any Performance Period.

(b) Participation. For each Performance Period, the Committee, in its discretion, shall select the Eligible Executives who shall participate in this Plan. The Committee will select the Participants no later than 90 days after the beginning of the Performance Period (or, if shorter, before 25% of the Performance Period has elapsed) in accordance with Section 162(m).

5.	Awards.

(a) Establishment of Basis for Awards. In connection with the grant of each Award, the Committee shall (i) establish the Performance Goal(s) and the Performance Period applicable to such Award, (ii) establish the formula for determining the amounts payable based on achievement of the applicable Performance Goal(s), (iii) determine the consequences for the Award of the Participant’s termination of employment for various reasons or the Participant’s demotion or promotion during the Performance Period and (iv) establish such other terms and conditions for the Award as the Committee deems appropriate. The foregoing shall be accomplished within 90 days of the beginning of the Performance Period (or, if shorter, before 25% of the Performance Period has elapsed).

(b) Performance Goals. The “Performance Goals” means the objective performance goals established by the Committee for each Performance Period. The Performance Goals may be based upon the performance of the Company as a whole, a Participant, or a subsidiary, division, department, region, function or business unit of the Company, using one or more of the Performance Measures selected by the Committee. The Performance Goals may be absolute or may be relative to a peer group or index. Separate Performance Goals may be established by the Committee for the Company or subsidiary or division thereof or an individual thereof, and different Performance Measures may be given different weights. To the extent permissible for Awards to qualify for the Section 162(m) Exemption, the Committee may establish other subjective or objective goals, including individual Performance Goals, which it deems appropriate, for purposes of applying negative discretion in determining the Award amount.

(c) Performance Measures. The “Performance Measures” are one or more of the following criteria on which Performance Goals may be based: stock price, market share, sales revenue, cash flow, sales volume, earnings per share, return on equity, return on assets, return on sales, return on invested capital, economic value added, net earnings, total shareholder return, gross margin, costs, productivity, brand contribution, product quality, portfolio transformation, productivity improvement, corporate value measures (such as compliance, safety, environmental and personnel matters), or goals related to corporate initiatives, such as acquisitions, dispositions or customer satisfaction.

(d) Adjustments. The Committee may appropriately adjust the Performance Goals or the manner in which performance will be measured against the Performance Goals based upon the occurrence of a qualifying criteria selected by the Committee in its discretion that occurs during the Performance Period to the extent permissible for Awards to qualify for the Section 162(m) Exemption. Such criteria may include: acquisition-related charges; litigation, claim judgments, settlements or tax settlements; the effects of changes in tax law, changes in accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; gains or losses from discontinued operations; consolidated operating results attributable to acquisitions; and any extraordinary non-recurring items as described in Generally Accepted Accounting Principles and/or in management’s discussion and analysis of financial condition and results of operations appearing in the annual report to shareholders for the applicable year.

(e) Certification of Awards. After the end of the Performance Period and prior to payment of any Award, the Committee shall certify in writing the degree to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded. Subject to Section 5(f), the Award for each Participant shall be determined by applying the applicable formula for the Performance Period based upon the level of achievement of the Performance Goals certified by the Committee.

B-3	PepsiCo 2014 Proxy Statement

EXHIBIT B (CONTINUED)

(f) Committee Discretion. Notwithstanding anything to the contrary in the Plan, the Committee may, in its sole discretion, reduce or eliminate, but not increase, any Award payable to any Participant for any reason, including without limitation to reflect individual or business performance and/or unanticipated or subjective factors.

(g) Maximum Awards. No Participant may receive an aggregate Award of more than $9 million under the Plan in any Performance Period (or in the case of a Performance Period other than a Fiscal Year, an amount that bears the same ratio to $9 million as the length of the Performance Period bears to a Fiscal Year).

(h) Timing of Payment. Awards will be payable by the Company to Participants as soon as administratively practicable following the determination and written certification of the Committee for the Performance Period pursuant to Section 5(e) above. In the case of any Participant subject to U.S. federal income tax, the Company shall distribute amounts payable to Participants in the calendar year following the year in which the Performance Period ends and no later than March 15th of that year.

(i) Form of Payment. Awards will be paid in cash or cash equivalents. The Committee in its discretion may determine that all or a portion of an Award shall be paid in stock, restricted stock, stock options or other stock-based or stock denominated units which shall be issued pursuant to the PepsiCo, Inc. 2007 Long-Term Incentive Plan or a successor equity compensation plan in existence at the time of grant.

(j) Deferral of Payment of Awards. Notwithstanding Section 5(h), the Committee, in its discretion, may defer the payout or vesting of any Award and/or provide to Participants the opportunity to elect to defer the payment of any Award under the PepsiCo Executive Income Deferral Program or any other PepsiCo approved deferred compensation plan or arrangement. With respect to any Award (or portion thereof), including any Award under the Company’s Premium Bonus Program, that constitutes deferred compensation subject to Section 409A and is not otherwise exempt from Section 409A, such Award (or portion thereof) shall not be paid earlier than the date that is six months after the Participant’s Separation from Service if the payment is based on the Participant’s Separation from Service (other than as a result of death) and the Participant is classified as a Key Employee at the time of his or her Separation from Service.

(k) Certain Participants not Eligible. To be eligible for payment of any Award, the Participant must (i) be employed by the Company on the last day of the Performance Period unless the Committee specifies otherwise, (ii) have performed the Participant’s duties to the satisfaction of the Committee, and (iii) have not engaged in any acts that are considered by the Committee to constitute Misconduct. If the Committee determines following the date an Award is paid that the Participant, prior to the date of payment of such Award, engaged in any acts that are considered by the Committee to constitute Misconduct, the Participant shall be obligated, upon demand, to return the amount of such Award to the Company.

6.	Miscellaneous Provisions.

(a) Effect on Benefit Plans. Awards shall not be considered eligible pay under other plans, benefit arrangements or fringe benefit arrangements of the Company unless otherwise provided under the terms of such other plans.

(b) Restriction on Transfer. Awards (or interests therein) or amounts payable with respect to a Participant under the Plan are not subject to transfer, assignment or alienation, whether voluntary or involuntary.

(c) Withholding Taxes. PepsiCo or any subsidiary or division thereof, as appropriate, shall have the right to deduct from all payments hereunder any federal, state, local or foreign taxes or social contributions required by law to be withheld with respect to such awards. The Participant shall be solely responsible for the satisfaction of any federal, state, local or foreign taxes on payments under the Plan.

(d) No Rights to Awards. Except as set forth herein, no Company employee or other person shall have any claim or right to be granted an award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of PepsiCo or any of its subsidiaries, divisions or affiliates or to interfere with the ability of the Company to terminate any such

PepsiCo 2014 Proxy Statement	B-4

EXHIBIT B (CONTINUED)

employee’s employment relationship at any time. At no time before the actual payment of an Award shall any Participant or other person accrue any vested interest or right whatsoever under the Plan, and the Company has no obligation to treat Participants identically under the Plan.

(e) Costs and Expenses. The cost and expenses of administering the Plan shall be borne by the Company and shall not be charged to any Award or to any Participant receiving an Award.

(f) No Funding of Plan. The Plan shall be unfunded, and the Awards shall be paid solely from the general assets of the Company. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan. To the extent that any person acquires a right to receive payments under the Plan, the right is no greater than the right of any other unsecured general creditor.

(g) Offset for Monies Owed. Any payments made under the Plan will be offset for any monies that are owed to the Company to the extent permitted by applicable law, including Section 409A if such payment is subject to Section 409A.

(h) Other Incentive Plans. Nothing contained in the Plan shall prohibit the Company from granting other performance awards to employees of the Company (including Participants) under such other incentive arrangements, and in such form and manner, as it deems desirable.

(i) Successors. All obligations of PepsiCo under the Plan shall be binding on any successor to PepsiCo whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of PepsiCo.

(j) Section 409A. To the extent that any Award under the Plan is subject to Section 409A, the terms and administration of such Bonus shall comply with the provisions of Section 409A, and, to the extent necessary to achieve compliance, shall be modified at the discretion of the Committee.

(k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan or Award shall remain in full force and effect.

(l) Governing Law. The Plan and all rights and awards hereunder shall be construed in accordance with and governed by the laws of the State of New York.

7.	Effective Date, Amendments and Termination.

(a) Effective Date. The Plan originally became effective on May 6, 2009 upon approval by PepsiCo’s shareholders. The Plan as amended and restated herein is hereby adopted and approved by the Board of Directors at the Board of Director’s duly authorized meeting on February, 7, 2014, subject to approval by PepsiCo’s shareholders at the 2014 annual meeting of PepsiCo’s shareholders scheduled to be held May 7, 2014 for Awards for the 2014 Fiscal Year and thereafter. If such shareholder approval is not obtained, the Plan shall terminate at such time and be of no further effect.

(b) Amendments. The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards theretofore made under the Plan. No such amendment or modification, however, may be effective without approval of PepsiCo’s shareholders if such approval is necessary to comply with the requirements of the Section 162(m) Exemption including (i) any change to the class of persons eligible to participate in the Plan, (ii) any change to the Performance Goals or Performance Measures or (iii) any increase to the maximum dollar amount that may be paid to a Participant for a Performance Period.

(c) Termination. The Plan shall continue in effect until terminated by the Committee.

B-5	PepsiCo 2014 Proxy Statement

PepsiCo has 22 brands that each generated $1 billion or more in estimated annual retail sales in 2013.

www.pepsico.com

PepsiCo's 22 billion dollar brands globally include Walkers, Mirinda and 7UP outside the U.S. Lipton and Brisk are sold through a partnership with Unilever, and Starbucks is sold through a partnership with Starbucks. Gatorade includes G Series, G2 and Propel.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Admission Ticket

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m. Eastern Daylight Time, on May 6, 2014.

Vote by Internet • Go to www.envisionreports.com/PEP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — Where no voting instructions are given, the shares represented by this proxy will be voted “FOR” each	+
of the nominees listed in item No. 1, “FOR” items No. 2, 3 and 4 and “AGAINST” items No. 5 and 6.
The Board of Directors recommends you vote “FOR” each of the nominees listed in item No. 1 and “FOR” items No. 2, 3 and 4.

Company Proposals

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1.1 - Shona L. Brown	☐	☐	☐	1.8 - Indra K. Nooyi	☐	☐	☐	2. Ratification of the appointment of KPMG LLP as the company’s independent registered public accountants for the fiscal year 2014.	☐	☐	☐
1.2 - George W. Buckley	☐	☐	☐	1.9 - Sharon Percy Rockefeller	☐	☐	☐	3. Advisory approval of the company’s executive compensation.	☐	☐	☐
1.3 - Ian M. Cook	☐	☐	☐	1.10 - James J. Schiro	☐	☐	☐	4. Approval of the material terms of the performance goals of the PepsiCo, Inc. Executive Incentive Compensation Plan.	☐	☐	☐
1.4 - Dina Dublon	☐	☐	☐	1.11 - Lloyd G. Trotter	☐	☐	☐
1.5 - Rona A. Fairhead	☐	☐	☐	1.12 - Daniel Vasella	☐	☐	☐	Shareholder Proposals
1.6 - Ray L. Hunt	☐	☐	☐	1.13 - Alberto Weisser	☐	☐	☐	The Board of Directors recommends you vote “AGAINST” items No. 5 and 6.
1.7 - Alberto Ibargüen	☐	☐	☐						For	Against	Abstain
								5. Policy regarding approval of political contributions.	☐	☐	☐
								6. Policy regarding executive retention of stock.	☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

¢	1 U P X	+

01SD3F

ADMISSION TICKET

2014 Annual Meeting of Shareholders of PepsiCo, Inc.

Dear Shareholder(s):

The Annual Meeting of Shareholders of PepsiCo, Inc. will be held at the North Carolina History Center at Tryon Palace, 529 South Front Street, New Bern, North Carolina 28562, on Wednesday, May 7, 2014, at 9:00 a.m. Eastern Daylight Time.

Admission to the meeting will be on a first-come, first-served basis. This admission ticket and valid government-issued photo identification, such as a driver’s license, state identification card or passport, will be required to enter the meeting. If you are a shareholder of record and plan to attend the meeting, please bring this admission ticket to the meeting.

Directions to the PepsiCo, Inc. 2014 Annual Meeting at the North Carolina History Center

FROM COASTAL CAROLINA REGIONAL AIRPORT (EWN):

Head east on Terminal Drive. Turn left on Airport Road. Take the second left onto US 70 West. Take exit #417A toward New Bern. Merge onto US 70 Bus. Turn left onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE NORTHWEST (Raleigh, Goldsboro):

Take Highway 70 East to New Bern. Take the Trent Road/Pembroke exit and turn left at the light. Turn right at the third light (Broad Street), and then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE NORTH (Greenville):

Take Highway 17 South from Washington, NC. Cross the Neuse River Bridge, take the ramp straight to US 70 and cross the Freedom Memorial Bridge. Take the Trent Road/Pembroke exit and turn right at the light. Turn right at the third light (Broad Street) then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE SOUTH (Wilmington, Jacksonville):

Take Highway 17 North into New Bern. Stay on the same road (also called ML King Blvd.) and pass Twin Rivers Mall. Go under Route 70 overpass (Hwy 17 becomes Business 17) - stay in middle lane. Road will veer right at Palace Motel and name will change to Neuse Blvd. Shortly after fire station, name will change again to Broad Street. Continue on Broad Street to Hancock Street. Turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE SOUTHWEST (Fayetteville):

Take I-95 North to Highway 70 East to New Bern. Take the Trent Road/Pembroke exit and turn left at the light. Turn right at the third light (Broad Street), and then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

* Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at: http://www.pepsico.com/proxy14

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PEPSICO, INC.	+

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — MAY 7, 2014

THIS PROXY IS SOLICITED ON BEHALF OF PEPSICO’S BOARD OF DIRECTORS

The undersigned hereby appoints Indra K. Nooyi, Larry D. Thompson and Cynthia Nastanski, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock and/or Convertible Preferred Stock of PepsiCo, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of PepsiCo, Inc. in New Bern, NC, on Wednesday, May 7, 2014 at 9:00 a.m. Eastern Daylight Time, or at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and any other matter that may properly come before the meeting.

Please mark this proxy as indicated on the reverse side to vote on any item. Shares represented by this proxy will be voted in accordance with your specifications. If you do not provide specific instructions, shares represented by this proxy will be voted “FOR” each of the nominees listed in item No. 1, “FOR” items No. 2, 3 and 4 and “AGAINST” items No. 5 and 6.

(Continued and to be marked on the other side)

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Receipt is hereby acknowledged of the PepsiCo Notice of Meeting and Proxy Statement. IMPORTANT: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the holder is a corporation, execute in full corporate name by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — Where no voting instructions are given, the shares represented by this proxy will be voted “FOR” each	+
of the nominees listed in item No. 1, “FOR” items No. 2, 3 and 4 and “AGAINST” items No. 5 and 6.
The Board of Directors recommends you vote “FOR” each of the nominees listed in item No. 1 and “FOR” items No. 2, 3 and 4.

Company Proposals

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1.1 - Shona L. Brown	☐	☐	☐	1.8 - Indra K. Nooyi	☐	☐	☐	2. Ratification of the appointment of KPMG LLP as the company’s independent registered public accountants for the fiscal year 2014.	☐	☐	☐
1.2 - George W. Buckley	☐	☐	☐	1.9 - Sharon Percy Rockefeller	☐	☐	☐	3. Advisory approval of the company’s executive compensation.	☐	☐	☐
1.3 - Ian M. Cook	☐	☐	☐	1.10 - James J. Schiro	☐	☐	☐	4. Approval of the material terms of the performance goals of the PepsiCo, Inc. Executive Incentive Compensation Plan.	☐	☐	☐
1.4 - Dina Dublon	☐	☐	☐	1.11 - Lloyd G. Trotter	☐	☐	☐
1.5 - Rona A. Fairhead	☐	☐	☐	1.12 - Daniel Vasella	☐	☐	☐	Shareholder Proposals
1.6 - Ray L. Hunt	☐	☐	☐	1.13 - Alberto Weisser	☐	☐	☐	The Board of Directors recommends you vote “AGAINST” items No. 5 and 6.
1.7 - Alberto Ibargüen	☐	☐	☐						For	Against	Abstain
								5. Policy regarding approval of political contributions.	☐	☐	☐
								6. Policy regarding executive retention of stock.	☐	☐	☐

YOU MUST COMPLETE SECTIONS A - B ON BOTH SIDES OF THIS CARD.

¢	1 U P X	+

01SD4F

* Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at: http://www.pepsico.com/proxy14

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — PEPSICO, INC.	+

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — MAY 7, 2014

THIS PROXY IS SOLICITED ON BEHALF OF PEPSICO’S BOARD OF DIRECTORS

The undersigned hereby appoints Indra K. Nooyi, Larry D. Thompson and Cynthia Nastanski, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock and/or Convertible Preferred Stock of PepsiCo, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of PepsiCo, Inc. in New Bern, NC, on Wednesday, May 7, 2014 at 9:00 a.m. Eastern Daylight Time, or at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and any other matter that may properly come before the meeting.

Please mark this proxy as indicated on the reverse side to vote on any item. Shares represented by this proxy will be voted in accordance with your specifications. If you do not provide specific instructions, shares represented by this proxy will be voted “FOR” each of the nominees listed in item No. 1, “FOR” items No. 2, 3 and 4 and “AGAINST” items No. 5 and 6.

(Continued and to be marked on the other side)

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Receipt is hereby acknowledged of the PepsiCo Notice of Meeting and Proxy Statement. IMPORTANT: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, both holders should sign.When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the holder is a corporation, execute in full corporate name by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	YOU MUST COMPLETE SECTIONS A - B ON BOTH SIDES OF THIS CARD.	+

+

Vote by Internet • Go to www.envisionreports.com/PEP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

PepsiCo. Inc. Shareholder Meeting to be Held on May 7, 2014

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/PEP to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Eastern Daylight Time, on May 6, 2014.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 18, 2014 to facilitate timely delivery.

■	+

01SD5F

Shareholder Meeting Notice

The 2014 Annual Meeting of Shareholders of PepsiCo, Inc. (the “Company”) will be held at the North Carolina History Center at Tryon Palace, 529 South Front Street, New Bern, North Carolina 28562, on Wednesday, May 7, 2014, at 9:00 a.m. Eastern Daylight Time.

Proposals to be considered at the Annual Meeting:

Company Proposals

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN ITEM NO. 1 AND “FOR” ITEMS NO. 2, 3 AND 4.

1.	Election of Shona L. Brown, George W. Buckley, Ian M. Cook, Dina Dublon, Rona A. Fairhead, Ray L. Hunt, Alberto Ibargüen, Indra K. Nooyi, Sharon Percy Rockefeller, James J. Schiro, Lloyd G. Trotter, Daniel Vasella and Alberto Weisser as Directors;

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2014;

3.	Advisory approval of the Company’s executive compensation; and

4.	Approval of the material terms of the performance goals of the PepsiCo, Inc. Executive Incentive Compensation Plan.

Shareholder Proposals

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “AGAINST” ITEMS NO. 5 AND 6.

5.	Policy regarding approval of political contributions; and

6.	Policy regarding executive retention of stock.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.

The Board of Directors has fixed the close of business on February 28, 2014 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found below.

Directions to the PepsiCo, Inc. 2014 Annual Meeting at the North Carolina History Center

FROM COASTAL CAROLINA REGIONAL AIRPORT (EWN):

Head east on Terminal Drive. Turn left on Airport Road. Take the second left onto US 70 West. Take exit #417A toward New Bern. Merge onto US 70 Bus. Turn left onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE NORTHWEST (Raleigh, Goldsboro):

Take Highway 70 East to New Bern. Take the Trent Road/Pembroke exit and turn left at the light. Turn right at the third light (Broad Street), and then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE NORTH (Greenville):

Take Highway 17 South from Washington, NC. Cross the Neuse River Bridge, take the ramp straight to US 70 and cross the Freedom Memorial Bridge. Take the Trent Road/Pembroke exit and turn right at the light. Turn right at the third light (Broad Street) then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE SOUTH (Wilmington, Jacksonville):

Take Highway 17 North into New Bern. Stay on the same road (also called ML King Blvd.) and pass Twin Rivers Mall. Go under Route 70 overpass (Hwy 17 becomes Business 17) - stay in middle lane. Road will veer right at Palace Motel and name will change to Neuse Blvd. Shortly after fire station, name will change again to Broad Street. Continue on Broad Street to Hancock Street. Turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE SOUTHWEST (Fayetteville):

Take I-95 North to Highway 70 East to New Bern. Take the Trent Road/Pembroke exit and turn left at the light. Turn right at the third light (Broad Street), and then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g      Internet – Go to www.envisionreports.com/PEP. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g       Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g      Email – Send email to investorvote@computershare.com with “Proxy Materials PepsiCo, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 18, 2014.

01SD5F